- -----------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported)  June 27, 1996


          FINANCIAL ASSET SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated as of June 21, 1996, which forms Cityscape Home Equity Loan Trust 1996-2, which will issue the Cityscape Home Equity Loan Trust 1996-2, Home Equity Loan Pass-Through Certificates, Series 1996-2).


                      FINANCIAL ASSET SECURITIES CORP.
- ---------------------------------------------------------------------
          (Exact name of registrant as specified in its charter)


         Delaware                 33-99018         06-1442101
- ----------------------------   -------------   -------------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)    Identification No.)



600 Steamboat Road
Greenwich, Connecticut                              06830
- ----------------------                           ------------
(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
                                                   ----- --------


- -----------------------------------------------------------------

Item 5.   Other Events.
- ----      ------------

     On June 27, 1996 Financial Asset Securities Corp. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 21, 1996 (the "Pooling and Servicing Agreement"), by and among, the Company, as depositor, Cityscape Corp., as servicer and seller, and Harris Trust and Savings Bank, as trustee. The Pooling and Servicing Agreement is annexed hereto as Exhibit 1.


Incorporation of Certain Documents by Reference
- -----------------------------------------------

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933, Financial Asset Securities Corp. (the "Registrant") will incorporate by reference the opinion of Brown & Wood, dated June 27, 1996, attached hereto as Exhibit 2, into the Registrant's registration statement (File No. 33-99018).

Item 7.   Financial Statements, Pro Forma Financial
- ----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibit:

     1.   Pooling and Servicing Agreement

     2.   Opinion of Brown & Wood

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FINANCIAL ASSET SECURITIES CORP.



                              By: /s/ Charles A. Forbes, Jr.
                                  ----------------------------------
                                  Charles A. Forbes, Jr.



Dated:  June 27, 1996

                                Exhibit Index
                                -------------

Exhibit                                           Page
- -------                                           ----

1.   Pooling and Servicing Agreement

2.   Opinion of Brown & Wood

                                                                    EXHIBIT 1

                                                              EXECUTION COPY










                      FINANCIAL ASSET SECURITIES CORP.,
                                  Depositor


                               CITYSCAPE CORP.,
                             Seller and Servicer

                                     and


                        HARRIS TRUST AND SAVINGS BANK,
                                   Trustee



                       POOLING AND SERVICING AGREEMENT

                          Dated as of June 21, 1996



                      _________________________________

               CITYSCAPE HOME EQUITY LOAN TRUST, SERIES 1996-2
                    HOME EQUITY PASS-THROUGH CERTIFICATES

                              TABLE OF CONTENTS

                                                                        Page
                                                                        ----

                                  ARTICLE I

                                 DEFINITIONS

SECTION 1.01.  Defined Terms  . . . . . . . . . . . . . . . . . . . . . . I-1
SECTION 1.02.  Accounting . . . . . . . . . . . . . . . . . . . . . . .  I-26

                                  ARTICLE II

                         ESTABLISHMENT OF THE TRUST;


                     PURCHASE AND SALE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01.  Establishment of the Trust . . . . . . . . . . . . . . .  II-1
SECTION 2.02.  Purchase and Sale of Mortgage Loans  . . . . . . . . . .  II-1
SECTION 2.03.  Grant of Security Interest . . . . . . . . . . . . . . .  II-1
SECTION 2.04.  Document Delivery Requirements . . . . . . . . . . . . .  II-2
SECTION 2.05.  Acceptance by Trustee  . . . . . . . . . . . . . . . . .  II-5
SECTION 2.06.  Repurchase or Substitution of Mortgage Loans by the
               Seller or the Servicer  . . .  . . . . . . . . . . . . .  II-6
SECTION 2.07.  Representations and Warranties with respect to the
               Mortgage Loans   . . . . . . . . . . . . . . . . . . . .  II-9
SECTION 2.08.  Representations and Warranties of the Seller . . . . . . II-17
SECTION 2.09.  Representations, Warranties and Covenants of
               the Servicer  . . . . .. . . . . . . . . . . . . . . . . II-20
SECTION 2.10.  Representations and Warranties of the Depositor  . . . . II-22
SECTION 2.11.  Execution of Certificates  . . . . . . . . . . . . . . . II-24
SECTION 2.12.  Miscellaneous REMIC Provisions . . . . . . . . . . . . . II-24

                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                                 OF THE TRUST

SECTION 3.01.  Administration of the Trust; Servicing of the Mortgage
               Loans  . . . . . . . . . . . . . . . . . . . . . . . . . III-1
SECTION 3.02.  Sub-Servicing  Agreements   Between  Servicer   and  Sub-
               Servicers  . . . . . . . . . . . . . . . . . . . . . . . III-4
SECTION 3.03.  Termination of Sub-Servicing Agreement . . . . . . . . . III-5
SECTION 3.04.  Liability of the Servicer  . . . . . . . . . . . . . . . III-5
SECTION 3.05.  No Contractual Relationship Between Sub-Servicers and
               Trustee or Certificateholders . . .. . . . . . . . . . . III-5
SECTION 3.06.  Assumption or Termination of Sub-Servicing Agreements by
               Trustee  . . . . . . . . . . . . . . . . . . . . . . . . III-6
SECTION 3.07.  Collection of Certain Mortgage Loan Payments . . . . . . III-6
SECTION 3.08.  Sub-Servicing Accounts . . . . . . . . . . . . . . . . . III-7
SECTION 3.09.  Collection of Taxes, Assessments and Similar Items;
               Servicing Accounts . . . . . . . . . . . . . . . . . . . III-7

SECTION 3.10.  Collection Account . . . . . . . . . . . . . . . . . . . III-8
SECTION 3.11.  Withdrawals from the Collection Account  . . . . . . . . III-9
SECTION 3.12.  Investment of Funds in the Accounts  . . . . . . . . .  III-11
SECTION 3.13.  Maintenance of Hazard Insurance and Errors and Omissions
               and Fidelity Coverage  . . . . . . . . . . . . . . . .  III-12
SECTION 3.14.  Enforcement of Due-On-Sale Clauses; Assumption
               Agreements. . . . .  . . . . . . . . . . . . . . . . .  III-13
SECTION 3.15.  Realization Upon Defaulted Mortgage Loans  . . . . . .  III-14
SECTION 3.16.  Trustee to Cooperate; Release of Mortgage Files  . . .  III-16
SECTION 3.17.  Servicing Compensation . . . . . . . . . . . . . . . .  III-17
SECTION 3.18.  Reports to the Trustee; Collection Account Statements   III-17
SECTION 3.19.  Statement as to Compliance and Financial Statements  .  III-18
SECTION 3.20.  Independent Public Accountants' Servicing Report . . .  III-18
SECTION 3.21.  Access to Certain Documentation  . . . . . . . . . . .  III-19
SECTION 3.22.  Title, Management and Disposition of REO Property  . .  III-19
SECTION 3.23.  Prepayment Interest Shortfalls . . . . . . . . . . . .  III-21
SECTION 3.24.  Superior Liens . . . . . . . . . . . . . . . . . . . .  III-21
SECTION 3.25.  Indemnification  . . . . . . . . . . . . . . . . . . .  III-22
SECTION 3.26.  Certain Procedures Relating to Successor Sub-Servicers
               and Successor Servicers  . . . . . . . . . . . . . . .  III-23

                                  ARTICLE IV

                                FLOW OF FUNDS



SECTION 4.01.  Establishment of Accounts  . . . . . . . . . . . . . . .  IV-1
SECTION 4.02.  The Certificate Insurance Policy . . . . . . . . . . . .  IV-1
SECTION 4.03.  Deposits To, and Transfers Among, the Accounts . . . . .  IV-3
SECTION 4.04.  Flow of Funds and Distributions  . . . . . . . . . . . .  IV-3
SECTION 4.05.  Statements to Certificateholders.  . . . . . . . . . . .  IV-5
SECTION 4.06.  Remittance Reports; Delinquency Advances by the Servicer
               and Insurance Claims   . . . . . . . . . . . . . . . . .  IV-8
SECTION 4.07.  Compliance with Withholding Requirements . . . . . . . .  IV-9
SECTION 4.08.  Capitalized Interest Account . . . . . . . . . . . . . .  IV-9

                                  ARTICLE V

                               THE CERTIFICATES

SECTION 5.01.  The Certificates . . . . . . . . . . . . . . . . . . . . . V-1
SECTION 5.02.  Registration of Transfer and Exchange of Certificates  . . V-1
SECTION 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates  . . . . V-4
SECTION 5.04.  Persons Deemed Certificateholders  . . . . . . . . . . . . V-4

SECTION 5.05.  Book-Entry Certificates  . . . . . . . . . . . . . . . . . V-4
SECTION 5.06.  Notices to Depository  . . . . . . . . . . . . . . . . . . V-5
SECTION 5.07.  Definitive Certificates  . . . . . . . . . . . . . . . . . V-6

                                  ARTICLE VI

                         THE SELLER AND THE SERVICER

SECTION 6.01.  Liability of the Seller, the Depositor and the
               Servicer   . . . . . . . . . . . . . . . . . . . . . . .  VI-1
SECTION 6.02.  Merger or Consolidation of the Seller or the Servicer  .  VI-1
SECTION 6.03.  Limitation on Liability of the Seller, the Servicer and
               Others   . . . . . . . . . . . . . . . . . . . . . . . .  VI-1
SECTION 6.04.  Limitation on Resignation of the Servicer; No Assignment
               or Delegation of Duties by Servicer  . . . . . . . . . .  VI-2
SECTION 6.05.  Rights of the Seller, the Depositor, the
               Certificateholders and Others in Respect of
               the Servicer   . . . . . . . . . . . . . . . . . . . . .  VI-3
SECTION 6.06.  Eligibility Requirements for Servicer  . . . . . . . . .  VI-3

                                 ARTICLE VII

                                   DEFAULT

SECTION 7.01.  Servicer Defaults; Certain Matters Affecting the
               Servicer   . . . . . . . . . . . . . . . . . . . . . . . VII-1
SECTION 7.02.  Trustee to Act; Appointment of Successor . . . . . . . . VII-3
SECTION 7.03.  Notification to Mortgagors and Certificateholders  . . . VII-4
SECTION 7.04.  Additional Remedies of Trustee Upon Servicer Defaults  . VII-5
SECTION 7.05.  Waiver of Servicer Defaults  . . . . . . . . . . . . . . VII-5

                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

SECTION 8.01.  Duties of Trustee  . . . . . . . . . . . . . . . . . .  VIII-1
SECTION 8.02.  Certain Matters Affecting the Trustee  . . . . . . . .  VIII-2
SECTION 8.03.  Trustee Not Liable for Certificates or Mortgage
               Loans  . . . . . . . . . . . . . . . . . . . . . . . .  VIII-3
SECTION 8.04.  Trustee May Own Certificates . . . . . . . . . . . . .  VIII-3
SECTION 8.05.  Expenses of Trustee  . . . . . . . . . . . . . . . . .  VIII-4
SECTION 8.06.  Trustee Eligibility Requirements . . . . . . . . . . .  VIII-4
SECTION 8.07.  Resignation and Removal of the Trustee . . . . . . . .  VIII-4
SECTION 8.08.  Successor Trustee  . . . . . . . . . . . . . . . . . .  VIII-5
SECTION 8.09.  Merger or Consolidation of Trustee . . . . . . . . . .  VIII-6
SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee  . . . .  VIII-6

SECTION 8.11.  Trustee Records  . . . . . . . . . . . . . . . . . . .  VIII-7
SECTION 8.12.  Appointment of Office or Agency  . . . . . . . . . . .  VIII-7
SECTION 8.13.  Exercise of Trustee Powers by Certificate Insurer and
               Certificateholders . . . . . . . . . . . . . . . . . .  VIII-8

                                  ARTICLE IX

              CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER

SECTION 9.01.  Certain Rights of the Certificate Insurer  . . . . . . .  IX-1
SECTION 9.02.  Trustee To Act Solely with Consent of the Certificate
               Insurer  . . . . . . . . . . . . . . . . . . . . . . . .  IX-1
SECTION 9.03.  Trust Estate and Accounts Held for Benefit of the
               Certificate Insurer  . . . . . . . . . . . . . . . . . .  IX-2
SECTION 9.04.  Effect of Payments by the Certificate Insurer;
               Subrogation  . . . . . . . . . . . . . . . . . . . . . .  IX-2
SECTION 9.05.  Notices to the Certificate Insurer . . . . . . . . . . .  IX-3
SECTION 9.06.  Third-Party Beneficiary  . . . . . . . . . . . . . . . .  IX-3

                                  ARTICLE X

                                 TERMINATION

SECTION 10.01. Termination  . . . . . . . . . . . . . . . . . . . . . . . X-1
SECTION 10.02. Additional Termination Requirements  . . . . . . . . . . . X-3

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

SECTION 11.01. Amendment  . . . . . . . . . . . . . . . . . . . . . . .  XI-1
SECTION 11.02. Recordation of Agreement; Counterparts . . . . . . . . .  XI-2
SECTION 11.03. Limitation on Rights of Certificateholders . . . . . . .  XI-2
SECTION 11.04. Governing Law; Jurisdiction  . . . . . . . . . . . . . .  XI-3
SECTION 11.05. Notices  . . . . . . . . . . . . . . . . . . . . . . . .  XI-3
SECTION 11.06. Severability of Provisions . . . . . . . . . . . . . . .  XI-4
SECTION 11.07. Article and Section References . . . . . . . . . . . . .  XI-4
SECTION 11.08. Notice to S&P and Moody's  . . . . . . . . . . . . . . .  XI-4
SECTION 11.09. Further Assurances . . . . . . . . . . . . . . . . . . .  XI-5
SECTION 11.10. Benefits of Agreement  . . . . . . . . . . . . . . . . .  XI-5
SECTION 11.11. Acts of Certificateholders . . . . . . . . . . . . . . .  XI-5
SECTION 11.12. Appointment of Tax Matters Person  . . . . . . . . . . .  XI-6

EXHIBITS:
- --------

 Exhibit A     Form of Class A Certificate
 Exhibit B     (Reserved)
 Exhibit C     Form of Class R Certificate
 Exhibit D     Mortgage Loan Schedule
 Exhibit E-1   Request for Release (for Trustee)
 Exhibit E-2   Request for Release (Mortgage Loans Paid in Full)
 Exhibit F-1   Form of Trustee's Receipt
 Exhibit F-2   Form of Trustee's Preliminary Certification
 Exhibit F-3   Form of Trustee's Certification Re:  Exceptions
 Exhibit G     Form of Collection Account Certification
 Exhibit H     Form of Liquidation Report
 Exhibit I     Form of Collection Account Activity Report
 Exhibit J     Form of Transfer Certification
 Exhibit K     Form of Class R Certificate Transfer Affidavit
 Exhibit L     Form of Written Order to Authenticate
 Exhibit M     Seller's Underwriting Guidelines
 Exhibit N     Depository Agreement
 Exhibit O     Form of Servicer Request for Reimbursement

          This Pooling and Servicing Agreement, dated as of June 21, 1996, among FINANCIAL ASSET SECURITIES CORP., as Depositor, CITYSCAPE CORP., as Seller and Servicer, and HARRIS TRUST AND SAVINGS BANK, as Trustee.


                            PRELIMINARY STATEMENT:


          WHEREAS, the Seller is in the business of originating or purchasing from others certain Mortgage Loans; and

          WHEREAS, the Depositor has purchased such Mortgage Loans from the Seller and wishes to establish a trust administered by the Trustee, which trust will (i) purchase the Mortgage Loans from the Depositor with the result that the entire beneficial ownership of the Mortgage Loans will be in the Trust Estate and (ii) issue pass-through certificates which in the aggregate will evidence the entire beneficial ownership in the Trust Estate, with the result that, following such purchase from the Depositor the Trustee will hold legal title to the Trust Estate and the Certificateholders will hold beneficial title to the Trust Estate; and

          WHEREAS, the Servicer wishes to service the Mortgage Loans on the terms and conditions herein set forth; and

          WHEREAS, Financial Security Assurance Inc. is intended to be a third-party beneficiary of this Agreement and is hereby recognized by the parties hereto to be a third-party beneficiary of this Agreement.

          WITNESSETH, THEREFORE, that in consideration of the mutual agreements herein contained, the Seller, the Depositor, the Servicer and the Trustee agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

          SECTION 1.01.  Defined Terms.

          Whenever used in this Agreement or in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations of interest described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

          "1933 Act":  The Securities Act of 1933, as amended.

          "Accepted Servicing Procedures": Servicing procedures that meet at least the same standards the Servicer would follow in servicing first and second lien residential mortgage loans held for its own account, giving due consideration to standards of practice of prudent mortgage lenders and loan servicers that originate and service mortgage loans comparable to the Mortgage Loans and to the reliance placed by the Certificateholders and the Certificate Insurer on the Servicer for the servicing of the Mortgage Loans but without regard to:

          (i) any relationship that the Servicer, any Sub-Servicer or any affiliate of the Servicer or any Sub-Servicer may have with the related Mortgagor;

         (ii) the ownership of any Certificate by the Servicer or any affiliate of the Servicer;

        (iii) the Servicer's obligation to make Delinquency Advances or Servicing Advances; or

         (iv) the Servicer's or any Sub-Servicer's right to receive compensation for its services hereunder with respect to any particular transaction.

          "Account": Any of the Collection Account, Certificate Account, Distribution Account, Policy Payments Account and Capitalized Interest Account.

          "Additional Servicing Compensation":  As defined in Section 3.17.

          "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

          "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage.

          "Available Funds":  As defined in Section 4.02 hereof.

          "Available Funds Shortfall":  As defined in Section 4.02 hereof.

          "Balloon Mortgage Loan": Any Mortgage Loan that provided on the date of origination for scheduled monthly payments in level amounts substantially lower than the amount of the final scheduled payment.

          "Balloon Payment": With respect to any Balloon Mortgage Loan, as of any date of determination, the Monthly Payment payable on the stated maturity date of such Mortgage Loan.

          "Bankruptcy Code": The Bankruptcy Code, as amended (Title 11 to the United States Code).

          "BIF":  The Bank Insurance Fund of the FDIC.

          "Book-Entry Certificates":   Any of the Certificates that shall be
registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with the Depository (directly, as a "Depository Participant", or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 5.06). On the Closing Date, Class A Certificates shall be Book-Entry Certificates.

          "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the City of New York or in the city in which the corporate trust office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

          "Capitalized Interest Account": The Capitalized Interest Account established in accordance with Section 4.01 hereof and maintained by the Trustee.

          "Capitalized Interest Requirement": With respect to the July 1996 Distribution Date, the excess, if any, of (i) the product of (x) 10/360ths of the weighted average of the Net Mortgage Rates of all the Mortgage Loans (weighted on the basis of the Cut-Off Date Loan Balances thereof) and (y) the Original Class A Certificate Principal Balance over (ii) the product of (x) one-twelfth of the weighted average of the Net Mortgage Rates of all Mortgage Loans having Due Dates during the period from and including June 22, 1996 to and including June 30, 1996 (weighted on the basis of the Cut-Off Date Loan Balances thereof) and (y) the aggregate of the Cut-Off Date Loan Balances of such Mortgage Loans.

          "Carry-Forward Amount": With respect to any Distribution Date, the sum of (i) the amount, if any, by which (x) the Class A Distribution Amount as of the immediately preceding Distribution

Date exceeded (y) the amount of the actual aggregate distributions made to the Holders of the Class A Certificates on such immediately preceding Distribution Date, and (ii) 30 days' interest (or 10 days' interest with respect to the Distribution Date occurring in July 1996) on the amount of such excess calculated on the basis of an annual rate equal to the related Pass-Through Rate.

          "Certificate":  Any Class A Certificate or Class R Certificate.

          "Certificate Account": The trust account or accounts created and maintained by the Trustee pursuant to Section 4.01 which shall be entitled "Certificate Account, Harris Trust and Savings Bank, as Trustee, in trust for the registered Certificateholders of Cityscape Home Equity Loan Trust, Series 1996-2" and which must be an Eligible Account.

          "Certificate Insurer": Financial Security Assurance Inc., a stock insurance company organized and created under the laws of the State of New York, and any successor thereto.

          "Certificate Insurer Default": The existence and continuance of any of the following:

          (a) the Certificate Insurer fails to make a payment required under the Policy in accordance with its terms; or

          (b)(i) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Certificate Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, rehabilitation, reorganization or other similar law or (B) a decree or order adjudging the Certificate Insurer as bankrupt or insolvent, or approving as properly filed a petition seeking reorganizing, rehabilitation, arrangement, adjustment or composition of or in respect of the Certificate Insurer under any applicable United States federal or state law, or appointing a custodian, receiver, liquidator, rehabilitator, assignee, trustee, sequestrator or other similar official of the Certificate Insurer or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (ii) the commencement by the Certificate Insurer of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent of the Certificate Insurer to the entry of a decree or order for relief in respect of the Certificate Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency case or proceeding against the Certificate Insurer, or the filing by the Certificate Insurer or the consent of the Certificate Insurer to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Certificate Insurer or of any substantial part of its property, or the failure by the Certificate Insurer to pay debts generally as they become due, or the admission by the Certificate Insurer in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Certificate Insurer in furtherance of any such action.

          "Certificate Register":  The register maintained pursuant to
Section 5.02.

          "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or non-U.S. Person shall not be a Holder of a Class R Certificate for any purpose hereof.

          "Certificate Owner": With respect to each Book-Entry Certificate, any beneficial owner thereof.

          "Civil Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          "Class": Collectively, Certificates having the same priority of payment and bearing the same class designation and whose form is identical except for variation in the Percentage Interest evidenced thereby.

          "Class A Certificates": The Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates.

          "Class A-1 Certificate": Any one of the Class A-1 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A-1, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

          "Class A-2 Certificate": Any one of the Class A-2 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A-2, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

          "Class A-3 Certificate": Any one of the Class A-3 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A-3, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

          "Class A-4 Certificate": Any one of the Class A-4 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A-4, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

          "Class A-5 Certificate": Any one of the Class A-5 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A-5, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

          "Class A Certificate Principal Balance": As of any date of determination, the Original Class A Certificate Principal Balance less any amounts actually distributed with respect to the Principal Distribution Amount pursuant to Section 4.04(b) hereof on all preceding Distribution Dates.

          "Class A Certificateholder":  Any holder of a Class A Certificate.

          "Class A Current Interest": With respect to any Distribution Date and any Class of Class A Certificates, the sum of (i) the amount of interest accrued on the related Class Certificate Principal Balance immediately prior to such Distribution Date during the related Due Period at one-twelfth of the related Pass-Through Rate (or in the case of the first Distribution Date, at 10/360ths of the related Pass-Through Rate), (ii) the Preference Amount owed to the Holders of such Class of Class A Certificates as it relates to interest previously paid on the Class A Certificates and (iii) the Carry-Forward Amount as it relates to interest.

          "Class A Distribution Amount": As of any Distribution Date, the sum of (i) the Class A Current Interest and (ii) the Principal Distribution Amount for such Distribution Date.

          "Class Certificate Principal Balance": With respect to any Class of Certificates (other than the Class R Certificates) and any date of determination, the Original Class Certificate Principal Balance of such Class, less any amounts actually distributed with respect to such Class from the Principal Distribution Amount pursuant to Section 4.04(b) hereof on all preceding Distribution Dates.

          "Class R Certificate": Any one of the Certificates designated on the face thereof as a Class R Certificate, substantially in the form annexed hereto as Exhibit C, executed, authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and evidencing an interest designated as the "residual interest" in the Trust for the purposes of the REMIC Provisions.

          "Closing Date":  June 27, 1996.

          "Code": The Internal Revenue Code of 1986 as it may be amended from time to time.

          "Collection Account": The account or accounts created and maintained pursuant to Section 3.10(a), which shall be entitled "Collection Account, Harris Trust and Savings Bank, as Trustee, in trust for the registered Certificateholders of Cityscape Home Equity Loan Trust, Series 1996-2", and which must be an Eligible Account.

          "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to the Certificates shall be administered, which office at the date of the execution of this instrument is located at 311 West Monroe Street, 12th Floor, Chicago, Illinois 60606 Attention: Indenture Trust Administration or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Seller, the Depositor, the Servicer and the Certificate Insurer.

          "Cram Down Loss": With respect to a Mortgage Loan, the amount of reduction of a Loan Balance or the Coupon Rate (or both) of a Mortgage Loan resulting from an order being issued by a court of appropriate jurisdiction in an insolvency proceeding. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

          "Cumulative Loss Percentage": As of any date of determination thereof, the aggregate of all Realized Losses since the Startup Date as a percentage of the Maximum Collateral Amount.

          "Cumulative Loss Test": The Cumulative Loss Test for each period indicated below is satisfied if the Cumulative Loss Percentage for such period does not exceed the percentage set out for such period below:

                           Period             Percentage
                           ------             ----------
                June 21, 1996 - May 31, 1998     1.00%
                June 1, 1998  - May 31, 1999     1.50%
                June 1, 1999  - May 31, 2000     1.75%
                June 1, 2000  - May 31, 2001
                                and thereafter   2.00%

          "Cumulative Net Losses:" As of any date of determination, the amount by which the aggregate Loan Balances of, and accrued interest on, all Mortgage Loans on which Final Recovery Determinations have been made exceeds
(x) the Net Recovery Proceeds for such Mortgage Loans allocated to principal and accrued interest and (y) the total of all payments of Make-Whole Amounts.

          "Cut-Off Date":  The close of business on June 21, 1996.

          "Cut-Off Date Loan Balance": As to any Mortgage Loan, the outstanding principal balance thereof at the Cut-Off Date.

          "Definitive Certificates":  As defined in Section 5.05.

          "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by one or more Qualified Substitute Mortgage Loans.

          "Delinquency Advance":  As defined in Section 4.06(b) hereof.

          "Delinquency Report":  The monthly report described in Section
3.18(a).

          "Depositor": Financial Assets Securities Corp, a Delaware corporation, or any successor in interest.

          "Depository": The initial Depository shall be the Depository Trust Company ("DTC"), the nominee of which is Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

          "Depository Agreement":  With respect to the Book-Entry
Certificates, the agreement among the Depositor, the Trustee and the initial Depository, dated as of the Closing Date, substantially in the form of Exhibit N.

          "Depository Participant": A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          "Determination Date": With respect to any Distribution Date, the close of business on the fourteenth day of the calendar month in which such Distribution Date occurs or, if such fourteenth day is not a Business Day, the close of business on the Business Day immediately preceding such fourteenth day.

          "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust other than through an Independent Contractor; provided, however, that the
                                              --------  -------
Trustee (or the Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

          "Disqualified Organization":  A "disqualified organization" under
Section 860E of the Code, which as of the Closing Date is either (i) the United States, any state or political subdivision thereof, foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code or (iii) any organization described in
Section 1381(a)(2)(C) of the Code or (iv) any other Person so designated by the Trustee based upon an Opinion of Counsel provided by nationally recognized counsel to the Trustee that the holding of an ownership interest in a Class R Certificate by such Person may cause the Trust Estate or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Class R Certificate to such Person. A corporation will not be treated as an instrumentality of the United States, or of any state or political subdivision thereof, if all of its activities are subject to tax and, a majority of its board of directors is not selected by a governmental unit. The term "United States", "state" and "international organizations" shall have the meanings set forth in Section 7701 of the Code.

          "Distribution Account": The trust account or accounts created and maintained by the Trustee pursuant to Section 4.01 which shall be entitled "Distribution Account, Harris Trust and Savings Bank, as Trustee, in trust for the registered Certificateholders of Cityscape Home Equity Loan Trust, Series 1996-2" and which must be an Eligible Account.

          "Distribution Date": The 25th day of any calendar month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing on July 25, 1996.

          "Due Date": With respect to each Mortgage Loan and any Distribution Date, the day of the calendar month preceding the calendar month in which such Distribution Date occurs on which the Monthly Payment for such Mortgage Loan was due, exclusive of any days of grace.

          "Due Period": With respect to the Distribution Date occurring in July 1996, the period commencing on the day following the Cut-Off Date and ending on June 30, 1996. With respect to any other Distribution Date, the period commencing on the first day of the calendar month preceding the calendar month in which such Distribution Date occurs and ending on the last day of such preceding calendar month.

          "Eligible Account": Either (A) a segregated account or accounts maintained with an institution whose deposits are insured by the BIF or the SAIF of the FDIC, the unsecured and uncollateralized long term debt obligations of which shall be rated "A" or better by S&P and "A2" or better by Moody's and in one of the two highest short term rating categories by S&P and P-1 by Moody's, and which is any of (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, and (v) approved in writing by the Certificate Insurer or (B) a segregated trust account maintained with the trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $100,000,000, acting in its fiduciary capacity. Any Eligible Account maintained by the Trustee shall comply with the provisions of clause (B) hereof.

          "Estate in Real Property": A fee simple estate or a leasehold estate in a parcel of real property.

          "Excess Overcollateralized Amount": With respect to the Mortgage Loans and any Distribution Date, the excess, if any, of (x) the Overcollateralized Amount that would apply on such Distribution Date after taking into account the payment of the related Class A Distribution Amount on such Distribution Date (except for any distributions of related Overcollateralized Reduction Amounts on such Distribution Date) over (y) the related Specified Overcollateralized Amount for such Distribution Date; provided, however, that the Excess Overcollateralization Amount for the period beginning with the

Distribution Date in July 1998 and ending on the Distribution Date in December 1998 (inclusive) shall be limited to the amount obtained using the following formula.

                    n-24  X   E.O.A.
                    ----
                      6

Where "n" is equal to the number of Distribution Dates that have occurred since the Startup Day and "E.O.A." is equal to the amount of Excess Overcollateralized Amount that would otherwise be obtained (e.g., in July 1998, n=25) for such Distribution Date without regard to the provisions of this proviso.

          "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

          "FHLMC": Federal Home Loan Mortgage Corporation or any successor thereto.

          "Final Recovery Determination": A determination by the Servicer with respect to any defaulted Mortgage Loan or REO Property (other than a Mortgage Loan purchased or replaced by the Seller or the Servicer pursuant to Section 2.06 or 3.15(c)) that all Net Recovery Proceeds and other payments or recoveries that the Servicer, in its reasonable judgment, expects to be finally recoverable have been recovered or that the Servicer, in its reasonable judgment as evidenced by an Officers' Certificate which accompanies the related Liquidation Report in the form of Exhibit H hereto, believes the cost of obtaining any additional recoveries would exceed the amount of such recoveries. The Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination.

          "First Lien": With respect to any Second Mortgage Loan, the mortgage loan relating to the corresponding Mortgaged Property having a first priority lien.

          "First Mortgage Loan": Any Mortgage Loan that is secured by a first lien on or first priority security interest in the related Mortgaged Property.

          "FNMA": Federal National Mortgage Association or any successor thereto.

          "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Seller, the Depositor, the Servicer and the Underwriter, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller, the Depositor, the Servicer or in any affiliate of either, and (iii) is not connected with the Seller, the Depositor, the Servicer or the Underwriter as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

          "Independent Contractor": Either (i) any Person (other than the Servicer, the Depositor and the Seller) that would be an "independent con-tractor" with respect to the Trust within the meaning of Section 856(d)(3) of the Code if the Trust were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates), so long as the Trust does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust is at arm's length, all within the meaning of Treasury Regulation
Section 1.856-4(b)(5), or (ii) any other Person (including the Servicer, the Depositor and the Seller) if the Trustee, the Certificate Insurer and the Certificateholders have each received an Opinion of Counsel to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

          "Initial Certificate Principal Balance": With respect to any Class A Certificate, the Initial Certificate Principal Balance set forth on the face thereof.

          "Initial Specified Overcollateralized Amount": Shall be an amount equal to the product of (x) 4.2% and (y) the Maximum Collateral Amount.

          "Insurance Agreement": The Insurance and Indemnity Agreement dated as of June 21, 1996 between the Certificate Insurer and the Seller.

          "Insurance Premium": With respect to any Distribution Date, the product of (x) the Class A Certificate Principal Balance, after taking into account all distributions to be made on such Distribution Date and (y) one-twelfth of the Premium Rate (or 10/360ths of the Premium Rate, in the case of the first Distribution Date).

          "Insured Distribution Amount": With respect to any Distribution Date, the sum of (i) the Class A Current Interest and (ii) the
Overcollateralization Deficit, if any for such Distribution Date.

          "Insured Payment": As of any Distribution Date, (i) any Available Funds Shortfall plus (ii) any Preference Amount not otherwise paid to a Certificateholder.

          "Interest Remittance Amount": As defined in Section 3.11(a)(i)(A) hereof.

          "Late Collection": With respect to any Mortgage Loan and the Monthly Payment due thereon during any Due Period, all amounts received subsequent to the Determination Date immediately following such Due Period, whether as a late payment of such Monthly Payment or as Property Insurance Proceeds, Liquidation Proceeds or otherwise, which represent the late payment or collection of such Monthly Payment.

          "Late Payment Rate": For any Distribution Date, the lesser of (i) the rate of interest set forth in the Eastern Edition of The Wall Street Journal in its "Money Rates" section as the "prime rate" on the first Business Day preceding such Distribution Date that such rate is so published plus 2% and (ii) the maximum rate permissible under any applicable law limiting interest rates. The Late Payment Rate shall be computed on the basis of a year of 365 days calculating the actual number of days elapsed.

          "Lien":  As defined in Section 2.08(b).

          "Liquidation Proceeds": The amount (other than Property Insurance Proceeds) received by the Servicer in connection with (i) the taking of all or a part of Mortgaged Property by exercise of the power of eminent domain or condemnation or (ii) the liquidation of a defaulted Mortgage Loan through a trustee's sale, foreclosure sale, REO Disposition or otherwise.

          "Liquidation Report": The report in the form of Exhibit H annexed hereto delivered by the Servicer pursuant to Section 3.15(e).

          "Loan Balance": With respect to each Mortgage Loan, the outstanding principal balance thereof calculated in accordance with the terms of the related Mortgage Note; provided, however, that the Loan Balance for
                              --------  -------
any Mortgage Loan upon which a Final Recovery Determination has been made shall be zero as of the last day of the Due Period in which such Final Recovery Determination was made, and at all times thereafter.

          "Loan-to-Value Ratio": With respect to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the Loan Balance of the related Mortgage Loan on the date of origination of such Mortgage Loan or (in the event the Value for the related Mortgaged Property is based on an appraisal conducted at the time of the purchase by the Seller of such Mortgage Loan) the Loan Balance of such Mortgage Loan at the time of such purchase, plus, in the case of a Second Mortgage Loan, the outstanding principal balance of the related First Lien on such date of origination or purchase, as the case may be, of the Mortgage Loan, and the denominator of which is the Value of the related Mortgaged Property.

          "Majority Certificateholders": The Holders of Certificates evidencing at least 51% of the Voting Rights.

          "Majority Class R Certificateholders": The Holders of Class R Certificates evidencing at least 75% of the Voting Percentage.

          "Make-Whole Amount":  As defined in Section 3.17 hereof.

          "Maximum Collateral Amount": The aggregate Loan Balances of all Mortgage Loans as of the Cut-Off Date.

          "Monthly Excess Spread": With respect to any Distribution Date, the excess of (i) the interest which is collected on the Mortgage Loans, less the related Servicing Fees, during the prior Due Period, plus any Delinquency Advances, and any amount covering a Prepayment Interest Shortfall paid by the Servicer with respect to such Due Period, over (ii) the sum of (x) the Class A Current Interest for such Distribution Date, (y) the amount to be distributed to the Certificate Insurer pursuant to Section 4.04(a)(i) on such Distribution Date and (z) the amount to be distributed to the Trustee pursuant to Section 4.04(a)(ii) on such Distribution Date.

          "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note, determined: (i) without giving effect to any extension, deferral, modification, waiver or amendment granted or agreed to by the Servicer pursuant to Section 3.01 or 3.07; and (ii) after giving effect to any reduction in the amount of interest collectible from the related Mortgagor as a result of the application of the Civil Relief Act.

          "Moody's": Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other "nationally recognized rating organization," as set forth on the most current list of such organizations released by the Securities and Exchange Commission and designated by the Certificate Insurer, notice of which designation shall be given to the Trustee and the Servicer by the Certificate Insurer.

          "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on, or first or second priority security interest in, a Mortgaged Property securing a Mortgage Note.

          "Mortgage File": The mortgage documents listed in Section 2.04 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

          "Mortgage Loan": Each mortgage loan sold, transferred and assigned to the Trust pursuant to Section 2.02 as from time to time is held as a part of the Trust, the Mortgage Loans so held being identified in the Mortgage Loan Schedule. Any mortgage loan which, although intended by the parties hereto to have been, and which purportedly was, sold to the Trust by the Depositor (as indicated by Exhibit D), that in fact was not transferred and assigned to the Trust for any reason whatsoever, shall nevertheless be considered a "Mortgage Loan" for all purposes of this Agreement. As applicable, "Mortgage Loan" shall be deemed to refer to the related REO Property.

          "Mortgage Loan Schedule": As of any date, the list of Mortgage Loans included in the Trust on such date, attached hereto as Exhibit D, which list shall set forth the following information with respect to each Mortgage
Loan:

           (i)  the loan number;

          (ii)  the Mortgagor's name;

         (iii) the street address of the Mortgaged Property, including the city, state and zip code;

          (iv)  the type of Mortgaged Property;

           (v)  the Mortgage Rate;

          (vi)  the occupancy status;

         (vii)  the original term;

        (viii) as of the Cut-Off Date the remaining number of months to stated maturity;

          (ix) the original principal balance (except with respect to any Mortgage Loan purchased by the Seller, such balance at the time of acquisition by the Seller of such Mortgage Loan);

             (x)  the paid through date;

            (xi)  the amount of the Monthly Payment;

           (xii)  the unpaid principal balance as of the Cut-Off Date;

          (xiii)  the Loan-to-Value Ratio;

           (xiv)  the stated maturity date;

            (xv)  the Due Date;

           (xvi)  the Value, if available;

          (xvii)  the lien priority of the Mortgage Loan;

         (xviii)  the Net Mortgage Rate;

           (xix)  the origination date; and

            (xx) balloon amortization, which is the number of months it would take a Mortgagor making timely and equal payments without any reference to the Balloon Payment and the number of scheduled months which the Mortgagor has to pay off such Mortgage Loan including the Balloon Payment (e.g., "360 months due in 180 months").
               ----

Such schedule shall also set forth the total of the amounts described under
(xii) above for all of the Mortgage Loans as of the specified date. Such schedule may be in the form of more than one list, which list or lists may have one or more attachments, collectively setting forth all of the information required. Such list of information contained in a Mortgage Loan Schedule shall also be provided to the Trustee in a computer-readable format on a tape or disk. The Mortgage Loan Schedule shall be amended from time to time by the Trustee in accordance with Section 2.07. With respect to any Qualified Substitute Mortgage Loan, the amounts described in clauses (viii) and (xii) shall be set forth as of the date of substitution.

          "Mortgage Note": The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

          "Mortgage Portfolio Performance Test": The Mortgage Portfolio Performance Test is satisfied for any date of determination thereof if (i) the Rolling Six Month Delinquency Rate is less than 13.5%, (ii) the O/C Loss Test is satisfied, (iii) the Rolling Twelve Month Loss Rate for the twelve month period immediately preceding the date of determination thereof is not greater than or equal to 1.25% and (iv) no more than 25% of the aggregate current principal balance of Mortgage

Loans which are secured by Small Mixed-Use Properties is 30 days or more Delinquent.

          "Mortgage Rate": With respect to each Mortgage Loan, the fixed annual rate at which interest accrues on such Mortgage Loan, as shown on the Mortgage Loan Schedule.

          "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an estate in Real Property improved by a Residential Dwelling.

          "Mortgagor":  The obligor or obligors on a Mortgage Note.

          "Net Mortgage Rate": With respect to each Mortgage Loan, a per annum rate of interest equal to the Mortgage Rate minus the Servicing Fee Rate.

          "Net Recovery Proceeds": The amount of any gross Property Insurance Proceeds, or Liquidation Proceeds received with respect to any Mortgage Loan or REO Property minus the amount of any unreimbursed Servicing Advances, unreimbursed Delinquency Advances or accrued and unpaid Servicing Fees and, without duplication, liquidation expenses.

          "New Lease": Any lease of REO Property entered into on behalf of the Trust, including any lease renewed or extended on behalf of the Trust if the Trust has the right to renegotiate the terms of such lease.

          "Nonrecoverable Delinquency Advance": Any Delinquency Advance previously made in respect of a Mortgage Loan or REO Property which the Servicer determines, in connection with a Final Recovery Determination with respect to such Mortgage Loan (such determination to be evidenced by a certificate of a Servicing Officer delivered to the Trustee and the Certificate Insurer), will not be recovered from Late Collections, Property Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property.

          "Notice":  As defined in Section 4.02.

          "O/C Loss Test": The O/C Loss Test for any period set out below is satisfied if the Cumulative Loss Percentage for such period does not exceed the percentage set out for such period below:

                            Period          Percentage
                            ------          ----------
               June 21, 1996 - May 31, 1997    0.75%
               June 1, 1997  - May 31, 1998    1.25%
               June 1, 1998  - May 31, 1999    1.75%
               June 1, 1999  - May 31, 2000    2.00%
               June 1, 2000  - May 31, 2001
                               and thereafter  2.50%

          "Officers' Certificate": With respect to the Seller or the Servicer, a certificate signed by the Chairman of the Board, the President or a vice president (however denominated), and by the Treasurer or the Secretary of the Seller or the Servicer, as the case may be.

          "Opinion of Counsel": A written opinion of counsel, who (unless such Opinion of Counsel is required to be an Independent Opinion of Counsel) may be counsel for the Seller, the Depositor, the Trustee, the Servicer or the Certificate Insurer (including, except as otherwise expressly provided in this Agreement, the in-house general counsel for the Seller, the Servicer, the Depositor, the Trustee, any Certificateholder or the Certificate Insurer, as the case may be), and who shall be reasonably acceptable to the parties to which such opinion is addressed; except that any opinion of counsel relating to (a) qualification of the Trust as a REMIC, or compliance with the REMIC Provisions, must be an opinion of counsel who is a tax counsel experienced in REMIC matters, and (b) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account or the resignation of the Servicer pursuant to 6.04 must be delivered by an Independent counsel who is counsel experienced in federal income tax matters.

          "Original Class Certificate Principal Balance": With respect to any Class of Certificates (other than the Class R Certificates), the corresponding amounts set forth opposite such Class in the table below:

                                             Original Class
           Class                         Certificate Principal
           -----                                 Balance
                                                 -------
          Class A-1                          $ 113,650,000
          Class A-2                          $  62,600,000
          Class A-3                          $  31,460,000
          Class A-4                          $  20,850,000
          Class A-5                          $  23,391,733

          "Original Class A Certificate Principal Balance":   $251,951,733.

          "Original Class A Certificates": The Class A Certificates issued on the Closing Date.

          "OTS":  The Office of Thrift Supervision or any successor.

          "Overcollateralization Deficit": With respect to any Distribution Date, the amount, if any, by which (x) the Class A Certificate Principal Balance, after taking into account the payment of the Class A Distribution Amount on such Distribution Date (except for the amount of any Insured Payment to be paid on such Distribution Date to reduce the Overcollateralization Deficit), exceeds (y) the aggregate Loan Balance of the Mortgage Loans as of the close of business on the last day of the immediately preceding Due Period.

          "Overcollateralization Increase Amount": With respect to any Distribution Date the lesser of (i) the Specified Overcollateralization Deficiency Amount as of such Distribution Date and (ii) the amount of Monthly Excess Spread on deposit in the Certificate Account on such Distribution Date after the payment of any Reimbursement Amount.

          "Overcollateralization Reduction Amount": With respect to any Distribution Date, an amount equal to the lesser of (x) the Excess Overcollateralized Amount for such Distribution Date and (y) the Principal Remittance Amount transferred from the Collection Account to the Certificate Account on the Servicer Remittance Date immediately preceding such Distribution Date.

          "Overcollateralized Amount": As of any Distribution Date, the excess, if any, of (x) aggregate Loan Balance of all the Mortgage Loans as of the close of business on the last day of the immediately preceding Due Period (y) the Class A Certificate Principal Balance as of such Distribution Date (after taking into account the payment of the Class A Distribution Amount on such Distribution Date).

          "Pass-Through Rate":     Class A-1:   6.90% per annum
                                   Class A-2:   7.20% per annum
                                   Class A-3:   7.60% per annum
                                   Class A-4:   7.85% per annum
                                   Class A-5:   8.10% per annum.

          "Percentage Interest": With respect to any Class A Certificate, a fraction, expressed as a decimal, the numerator of which is the Initial Certificate Principal Balance represented by such Class A Certificate and the denominator of which is the Original Class Certificate Principal Balance of the related Class. With respect to a Class R Certificate, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate, all of which shall total 100% with respect to the related Class. The Class A Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Class A Certificate Principal Balances of $1,000. The Class R Certificates are issuable only in minimum Percentage Interests equal to 10% of all of the interests represented by the Certificates of such Class.

          "Permitted Investments": As used herein, Permitted Investments shall include the following:

        (i) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, Federal Housing Administration debentures, FHLMC senior debt obligations, and FNMA senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

       (ii) federal funds, certificates of deposit, time and demand deposits and banker's acceptances (in each case having original maturities of not more than 365 days) of any bank or trust company incorporated under the laws of the United States or any state thereof, provided that the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated "A-1+" or better by S&P and "Prime-1" or better by Moody's;

      (iii) deposits of any bank or savings and loan association which has combined capital, surplus and undivided profits of at least $100,000,000 which deposits are held up to the applicable limits insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC and a rating, with respect to its long-term, unsecured, debt obligations, of "A" or better by S&P and "A2" or better by Moody's;

       (iv) commercial paper (having original maturities of not more than 180 days) rated "A-1+" or better by S&P and "Prime-1" by Moody's; and

        (v) investments in money market funds rated "AAAm" or "AAAm-G" by S&P and "Aaa" by Moody's;

provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity. Permitted Investments shall mature not later than the Business Day prior to the earliest date on which such monies may be needed to make payments.

          "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Policy": The Financial Guaranty Insurance Policy No. 50476-N and all endorsements thereto, dated the Startup Date, issued by the Certificate Insurer to the Trustee for the benefit of the Holders of the Class A Certificates.

          "Policy Payments Account":  As defined in Section 4.02(b) hereof.

          "Pool Delinquency Rate": With respect to any Due Period, the fraction, expressed as a percentage, equal to (x) the aggregate Loan Balances of all Mortgage Loans 60 or more days delinquent, in foreclosure or relating to REO Properties as of the close of business on the last day of such Due Period over (y) the aggregate Loan Balances of all Mortgage Loans as of the close of business on the last day of such Due Period.

          "Preference Amount": Any amount previously distributed on the Class A Certificates that is recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction.

          "Premium Rate": With respect to any Distribution Date, a per annum rate equal to 0.15%.

          "Prepayment Assumption":  As defined in the Prospectus Supplement.

          "Prepayment Interest Shortfall": With respect to any Servicer Remittance Date, for each Mortgage Loan that was the subject during the related Due Period of a Principal Prepayment an amount equal to the excess, if any, of (i) a full month's interest on the amount of such Principal Prepayment at a per annum rate equal to the Mortgage Rate (or at such lower rate as may be in effect for such Mortgage Loan pursuant to application of the Civil Relief Act) minus the Servicing Fee Rate over (ii) the amount of interest actually remitted by the Mortgagor in connection with such Principal Prepayment less the Servicing Fee for such Mortgage Loan in such month.

          "Principal Distribution Amount": With respect to the Class A Certificates and any Distribution Date, the lesser of:

               (a) the Available Funds plus any Insured Payment minus the Class A Current Interest; and

               (b)  the excess, if any, of the sum, without duplication, of:

               (i)  (A)  the Carry-Forward Amount for the Class A
               Certificates as it relates to principal,

                    (B)  the Preference Amount owed to the Holders of the
               Class  A  Certificates  as  such  amounts   relate  to
               principal  previously distributed on the Class A Certificates,

                    (C) all principal (including any Principal Prepayment) actually collected by the Servicer during the related Due Period,

                    (D) the Loan Balance of each Mortgage Loan that was repurchased by the Seller or purchased by the Servicer during the related Due Period, to the extent such Loan Balance is actually received by the Trustee on or prior to the related Servicer Remittance Date,

                    (E) any Substitution Shortfall Amounts delivered by the Seller during the related Due Period in connection with a substitution of a Mortgage Loan (to the extent such Substitution Shortfall Amounts relate to principal), to the extent such Substitution Shortfall Amounts are actually received by the Trustee on or prior to the related Servicer Remittance Date,

                    (F) the Net Recovery Proceeds actually collected by the Servicer during the related Due Period with respect to each Mortgage Loan remaining after prior application thereof to all accrued and unpaid interest on the related Mortgage Loan (but not in excess of the Loan Balance of the related Mortgage Loan immediately prior to the end of the related Due Period), to the extent such Net Recovery Proceeds are actually received by the Trustee on or prior to the related Servicer Remittance Date,

                    (G) the amount of any Overcollateralization Deficit for such Distribution Date,

                    (H) the portion of the proceeds received by the Trustee from any termination of the Trust (to the extent such proceeds related to principal), and

                    (I) the amount of any Overcollateralization Increase Amount for such Distribution Date, to the extent of any Monthly Excess Spread;

                                    over
                                    ----

               (ii) the amount of any Overcollateralization Reduction Amount for such Distribution Date.

          "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

          "Principal Remittance Amount": As defined in Section 3.11(a)(i)(B) hereof.

          "Prospectus Supplement": That certain prospectus supplement dated June 25, 1996 relating to the public offering of the Class A Certificates.

          "Property Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, other than any payments under the Policy, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the Accepted Servicing Procedures, subject to the terms and conditions of the related Mortgage Note and Mortgage.

          "Purchase Price": With respect to any Mortgage Loan required to be purchased pursuant to Section 2.06 or to be purchased pursuant to Section 3.15(c) and as confirmed by an Officers' Certificate, an amount equal to the sum, without duplication, of (i) 100% of the Loan Balance as of the date of purchase, (ii) interest from the date interest was last paid by the Mortgagor through the day before the Due Date in the calendar month in which such purchase occurs, at a per annum rate equal to the Mortgage Rate, (iii) any unreimbursed

Servicing Advances allocable to such Mortgage Loan and (iv) in the event the Mortgage Loan is required to be purchased pursuant to Section 2.06, expenses reasonably incurred or to be incurred by the Servicer or the Trustee in respect of the breach or defect giving rise to the purchase obligation, including any reasonable expenses arising out of the enforcement of the purchase obligation.

          "Qualified Substitute Mortgage Loan": A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance (when taken together with any other Qualified Substitute Mortgage Loan being substituted for such Deleted Mortgage Loan), after deduction of all scheduled payments of principal due in the month of substitution, not in excess of and not substantially less than the unpaid principal balance of the Deleted Mortgage Loan as of the date of substitution, (ii) have a Mortgage Rate not less than (and not more than one percentage point in excess of) the Mortgage Rate of the Deleted Mortgage Loan, (iii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (iv) have a Loan-to-Value Ratio equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (v) satisfy the criteria set forth from time to time in the definition of "qualified replacement mortgage" at Section 860G(a)(4) of the Code, (vi) have the same or a superior lien priority as the Deleted Mortgage Loan, (vii) comply as of the date of substitution with each representation and warranty set forth in Section 2.07 hereof, (viii) have the same or better property type as the Deleted Mortgage Loan, (ix) have the same or better occupancy status, (x) have the same Due Date as the Deleted Mortgage Loan and (xi) be of the same or of a better credit quality (determined in accordance with the Seller's credit underwriting guidelines as attached hereto as Exhibit M) as the Mortgage Loan being replaced. In the event that one or more mortgage loans are proposed to be substituted for one or more Deleted Mortgage Loans, the Certificate Insurer may allow the tests set forth in (i)-(iii) above to be met on a weighted average basis or other aggregate basis (based on the mortgage loans substituted in any one Due Period) acceptable to the Certificate Insurer.

          "Rating Agency":  Each of S&P and Moody's.

          "Realized Loss": As to any Mortgage Loan on which a Final Recovery Determination has been made, the amount, if any, by which the Loan Balance of such Mortgage Loan as of the date of such Final Recovery Determination exceeds the Net Recovery Proceeds allocable to principal for such Mortgage Loan.

          "Record Date": With respect to each Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

          "Reimbursement Amount":  As of any Distribution Date, the sum of
(x) (i) the aggregate of all Insured Payments previously received by the Trustee and not previously repaid to the Certificate Insurer pursuant to
Section 4.04(a)(vi) hereof plus (ii) interest accrued on each Insured Payment not previously repaid calculated at a rate equal to the Late Payment Rate from the date the Trustee received such Insured Payment, (y) (i) the amount of any Insurance Premium not paid on the date due and (ii) interest on such amount at the Late Payment Rate from the date such Insurance Premium was due to be paid and (z) the amount of any amounts owing and unpaid under the Insurance Agreement. The Certificate Insurer shall notify the Trustee, the Depositor and the Seller of the amount of any Reimbursement Amount.

          "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

          "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

          "REMIC Trust": The segregated pool of assets consisting of the Trust Estate except for the Distribution Account and the Capitalized Interest Account.

          "Remittance Report":  A report prepared by the Trustee pursuant to
Section 4.06(a).

          "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

          "REO Disposition": The receipt by the Servicer of all Net Recovery Proceeds and other payments or recoveries (including proceeds of a final sale) which the Servicer expects to be finally recoverable from the sale or other disposition of the related REO Property.

          "REO Property": A Mortgaged Property acquired by the Servicer in the name of the Trustee on behalf of the Certificateholders through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.22.

          "Request for Release": A release signed by a Servicing Officer, in the form of Exhibit E-1 or Exhibit E-2 attached hereto.

          "Residential Dwelling": Any one of the following: (i) a detached or semi-detached single-family dwelling, (ii) a two- to four-unit dwelling,
(iii) a townhouse, (iv) a unit in a condominium or a planned unit develop-ment, none of which is a co-operative unit or a mobile home, but which may be a pre-fabricated manufactured unit affixed to a permanent foundation or
(v) a Small Mixed-Use Property where generally at least 60% of the gross income arises from residential purposes in accordance with the Seller's Underwriting Guidelines attached hereto as Exhibit M.

          "Responsible Officer": When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors, the President, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officers' knowledge of and familiarity with the particular subject.

          "Rolling Six Month Delinquency Rate": Beginning with the sixth Determination Date and as of each Determination Date thereafter the average of the Pool Delinquency Rates for each of the six immediately preceding Due Periods.

          "Rolling Twelve Month Loss Rate": Beginning with the twelfth Determination Date and as of each Determination Date thereafter the fraction, expressed as a percentage, equal to (x) the dollar amount of all Realized Losses for the preceding twelve months over (y) the aggregate Loan Balances of the Mortgage Loans as of the opening of business on the first day of the preceding twelfth month.

          "S&P": Standard & Poor's, a division of McGraw Hill, and its successors, and, if such division shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other "nationally recognized rating organization," as set forth on the most current list of such organizations released by the Securities and Exchange Commission and designated by the Certificate Insurer, notice of which designation shall be given to the Trustee and the Servicer by the Certificate Insurer.

          "SAIF":  The Savings Association Insurance Fund of the FDIC.

          "Second Mortgage Loan": Any Mortgage Loan that is secured by a second lien on or second priority security interest in the related Mortgaged Property.

          "Seller": Cityscape Corp., a corporation organized under the laws of New York, or its successor in interest, in its capacity as the seller of the Mortgage Loans. The Seller is also recognized in certain states as Cityscape Mortgage Corp.

          "Servicer": Cityscape Corp., or its successor in interest, in its capacity as Servicer of the Mortgage Loans, which term shall also include any successor servicer appointed hereunder.

          "Servicer Default":  One or more of the events described in Section
7.01.

          "Servicer Information": Any information contained in a Liquidation Report, a Servicer Remittance Report or a Delinquency Report.

          "Servicer Loss Test": The Servicer Loss Test for any period set out below is satisfied, if the Cumulative Loss Percentage for such period does not exceed the percentage set out for such period below (provided, that for purposes of the calculation of the Servicer Loss Test, Realized Losses attributable solely to Cram Down Losses should be excluded from the calculation of Cumulative Loss Percentage):

                                             Cumulative Loss
           Period                              Percentage
           ------                            ---------------
June 21, 1996  -    May 31, 1997                 1.00%
June 1, 1997   -    May 31, 1998                 1.50%
June 1, 1998   -    May 31, 1999                 2.25%
June 1, 1999   -    May 31, 2000                 3.00%
June 1, 2000   -    May 31, 2001                 3.75%
                      and thereafter

          "Servicer Remittance Date": With respect to any Distribution Date, the fifth Business Day preceding such Distribution Date.

          "Servicer Remittance Report":  The monthly report described in
Section 3.18(a).

          "Servicer Termination Event": As defined in Section 8.20(a) hereof.

          "Servicer Termination Test": The Servicer Termination Test is satisfied for any date of determination thereof if (x) as of the immediately preceding Determination Date, the Rolling Six Month Delinquency Rate is less than 15.75%, (y) the Servicer Loss Test is satisfied and (z) as of the immediately preceding Determination Date, the Rolling Twelve Month Loss Rate is not greater than 1.75%.

          "Servicing Account": The account or accounts created and maintained pursuant to Section 3.09.

          "Servicing Advances": The costs and expenses incurred by the Servicer in connection with (i) the preservation, restoration and protection of a Mortgaged Property or REO Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property,
(iv) the payment of any taxes or insurance premiums, and the performance of its obligations under Sections 3.01(b)(ii), 3.09, 3.13, 3.15(a) and 3.22, and
(v) in connection with the liquidation of a Mortgage Loan, expenditures relating to the purchase or maintenance of the First Lien pursuant to Section 3.24.

          "Servicing Fee": With respect to each Mortgage Loan and for any Due Period, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the Servicing Fee Rate on that principal amount on which interest on such Mortgage Loan accrues during such
calendar month.   A  portion of such  Servicing Fee may  be paid to  any Sub-
Servicer as its servicing compensation.

          "Servicing Fee Rate": With respect to each Mortgage Loan and Due Period a per annum rate equal to 0.50%.

          "Servicing Officer":   Any  officer of  the  Servicer or  any  Sub-
Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signatures appear on a list of servicing officers furnished to the Trustee and the Certificate Insurer by the Servicer or such Sub-Servicer, as such list may from time to time be amended. There shall at no time be fewer than two Servicing Officers.

          "Small Mixed-Use Property": A Mortgaged Property with improvements consisting of a two to four unit residential dwelling and not more than three non-residential units.

          "Special Advance": As defined in Section 4.06 hereof.

          "Specified Overcollateralization Amount": With respect to a Distribution Date (x) prior to the Stepdown Date, the amount which is equal to 4.20% of the Maximum Collateral Amount and (y) after the Stepdown Date (i) if the Stepdown Requirement is satisfied, the lesser of (A) the amount equal to 8.40% of the then outstanding aggregate Loan Balances of the Mortgage Loans or (B) the Initial Specified Overcollateralization Amount or (ii) if the Stepdown Requirement is not satisfied, the amount which is equal to 4.20% of the Maximum Collateral Amount; provided, however, that such amount will not be reduced below the product of 0.50% and the Maximum Collateral Amount; provided further, however, that if on any Distribution Date, the Mortgage Portfolio Performance Test is not satisfied, then the Specified Overcollateralization Amount will be unlimited during the period that such Mortgage Portfolio Performance Test is not satisfied.

          "Specified Overcollateralization Deficiency Amount": With respect to any Distribution Date, the excess, if any, of (i) the Specified Overcollateralized Amount applicable to such Distribution Date over (ii) the Overcollateralized Amount for such Distribution Date prior to taking into account the payment of any related Overcollateralization Increase Amounts on such Distribution Date.

          "Startup Date":  June 27, 1996.

          "Stepdown Date":  The Determination Date occurring in June 1998.

          "Stepdown Requirement": The Stepdown Requirement is satisfied for any date of determination thereof if as of such date of determination (x) the Rolling Six Month Delinquency Rate as of the immediately preceding Determination Date is less than 11.25%, (y) the Cumulative Loss Test is satisfied and (z) the Rolling Twelve Month Loss Rate is not greater than or equal to 0.75%.

          "Sub-Servicer": Any Person with which the Servicer has entered into a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02.

          "Sub-Servicing Account": An account established by a Sub-Servicer which meets the requirements set forth in Section 3.08 and is otherwise acceptable to the Servicer.

          "Sub-Servicing Agreement": The written contract between the Servicer and a Sub-Servicer and any successor Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

          "Substitution Shortfall Amount": As defined in Section 2.06(d) hereof.

          "Tax Matters Person": The Tax Matters Person appointed pursuant to Section 11.12 hereof.

          "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC Trust in its capacity as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

          "Termination Price":  As defined in Section 10.01(b) hereof.

          "30 Days Delinquent": A Mortgage Loan is "30 Days Delinquent" if any Monthly Payment due thereon has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such Monthly Payment was due corresponding to the day that such monthly payment was due , or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

          "Trust": Cityscape Home Equity Loan Trust, Series 1996-2, the trust created hereunder.

          "Trust Estate": The segregated pool of assets subject hereto, constituting the trust created hereby and to be administered hereunder, con-sisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Policy, (v) the rights and remedies of the Trustee against any person making any representation or warranty to the Trustee hereunder, to the extent provided herein, and (vi) each Account, together with such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

          "Trustee": Harris Trust and Savings Bank, an Illinois banking corporation, or any successor trustee appointed as herein provided.

          "Trustee's Fee": With respect to any Distribution Date, the product of (x) one-twelfth of the Trustee's Fee Rate and (y) the aggregate Loan Balances of all Mortgage Loans as of the opening of business on the first day of the related Due Period.

          "Trustee's Fee Rate": With respect to any Distribution Date, the greater of (x) 0.012% and (y) the fraction, expressed as a percentage, the numerator of which is $10,000 and the denominator of which is the aggregate Loan Balance of all Mortgage Loans as of opening of business on the first day of the related Due Period.

          "Underwriter": Greenwich Capital Markets, Inc., a Delaware corporation , in its capacity as underwriter of the Class A Certificates.

          "United States Person or U.S. Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the Unites States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States. The term "United States" shall have the meaning set forth in Section 7701 of the Code or successor provisions.

          "Uninsured Cause": Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to
Section 3.13.

          "Value": With respect to any Mortgaged Property, the value thereof as determined by an independent appraisal made at the time of the origination of the related Mortgage Loan; except that, with respect to any Mortgage Loan that is a purchase money mortgage loan, the lesser of (i) the value thereof as determined by an independent appraisal made at the time of the origination of such Mortgage Loan, and (ii) the sales price of the related Mortgaged Property.

          "Voting Percentage": With respect to a Class A Certificate, a fraction, expressed as a decimal, the numerator of which is the Certificate Principal Balance represented by such Class A Certificate and the denominator of which is the Class A Certificate Principal Balance of the related Class. With respect to a Class R Certificate, the Percentage Interest set forth on such Certificate.

          "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. Except as otherwise expressly provided for herein, for so long as the Class A Certificates are outstanding, 100% of the Voting Rights shall be allocated among Holders of Class A Certificates in proportion to their respective Voting Percentage, provided, however, that any Class A Certificate registered in the name of the Servicer, the Depositor or the Trustee or any of their respective affiliates shall not be included in the calculation of Voting Rights; when the Class A Certificates are no longer outstanding 100% of the Voting Rights shall be allocated among Holders of the Class R Certificates in accordance with their respective Voting Percentage.

          "Written Order to Authenticate": A written order in the form of Exhibit L hereto by which the Depositor directs the Trustee to issue the Certificates.

          SECTION 1.02   Accounting.

          Unless otherwise specified herein, for the purpose of any definition or calculation, whenever amounts are required to be netted, subtracted or added or any distributions are taken into account such definition or calculation and any related definitions or calculations shall be determined without duplication of such functions.

                                  ARTICLE II

                         ESTABLISHMENT OF THE TRUST;
                     PURCHASE AND SALE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF CERTIFICATES

          SECTION 2.01.  Establishment of the Trust.

          The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust to be known, for convenience, as "Cityscape Home Equity Loan Trust, Series 1996-2" and does hereby appoint Harris Trust and Savings Bank as Trustee in accordance with the provisions of this Agreement.

          SECTION 2.02.  Purchase and Sale of Mortgage Loans.

          The Depositor, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and otherwise convey to the Trust without recourse, but subject to the terms of this Agreement, all right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to the Mortgage Loans identified on the Mortgage Loan Schedule delivered on the Startup Day, including, without limitation, all principal outstanding as of the Cut-Off Date and interest due after the Cut-Off Date.

          In consideration of such sale of the Mortgage Loans, the Trustee shall pay to the Depositor the purchase price.

          SECTION 2.03.  Grant of Security Interest.

          In the event that any conveyance pursuant to Section 2.02 hereof is deemed by a court of competent jurisdiction to be a loan, the parties intend that the Depositor shall be deemed to have granted to the Trustee on behalf of the Certificateholders and the Certificate Insurer a security interest in the related Mortgage Loans, including, without limitation, all interest accrued thereon and that this Agreement shall constitute a security agreement under applicable law. The Depositor and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

          Except as may otherwise expressly be provided herein, neither the Seller, the Depositor, the Servicer nor the Trustee shall (and the Servicer shall ensure that no Sub-Servicer shall) assign, sell, dispose of or transfer any interest in the Trust Estate or any portion thereof, or permit the Trust Estate or any portion thereof to be subject to any lien, claim, mortgage, security interest, pledge or other encumbrance of, any other Person.

          In the event that the parties hereto have failed to transfer the entire legal ownership in and to each Mortgage Loan to the Trust Estate, the parties hereto intend that this document operate to transfer the entire equitable ownership interest in and to each Mortgage Loan to the Trust Estate.

          SECTION 2.04.  Document Delivery Requirements.

          (a) In connection with each conveyance pursuant to Section 2.02 hereof, the Seller does hereby agree to deliver to, and deposit with, the Trustee, no later than two Business Days prior to the Closing Date, the following documents or instruments with respect to each Mortgage Loan (a "Mortgage File") so transferred and assigned:

          (i) the original Mortgage Note, endorsed in blank or in the following form: "Pay to the order of Harris Trust and Savings Bank, as Trustee under the Pooling and Servicing Agreement, dated as of June 21, 1996, Cityscape Home Equity Loan Trust, Series 1996-2, without recourse", with all prior and intervening endorsements showing a complete chain of endorsement from origination of the Mortgage Loan to the Seller;

         (ii) the original Mortgage with evidence of recording thereon (or, if the original Mortgage has not been returned from the applicable public recording office or is not otherwise available, a copy of the Mortgage certified by a Responsible Officer of the Seller or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy or commitment therefor to be a true and complete copy of the original Mortgage submitted for recording) and, if the Mortgage was executed pursuant to a power of attorney, the original power of attorney with evidence of recording thereon (or, if the original power of attorney has not been returned from the applicable public recording office or is not otherwise available, a copy of the power of attorney certified by a Responsible Officer of the Seller or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy or commitment therefor, to be a true and complete copy of the original power of attorney submitted for recording);

        (iii) the original executed Assignment of the Mortgage, acceptable for recording except with respect to any currently unavailable recording information, from the Seller to the Trustee in blank or in the following form:

     "Harris Trust and Savings Bank, as Trustee under the Pooling and Servicing Agreement, dated as of June 21, 1996, Cityscape Home Equity Loan Trust, Series 1996-2";

          (iv) the original Assignment and any intervening Assignments of the Mortgage, with evidence of recording thereon, showing a complete chain of assignment from origination of the Mortgage Loan to the Seller (or, if any such Assignment has not been returned from the applicable public recording office or is not otherwise available, a copy of such Assignment certified by a Responsible Officer of the Seller or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy or commitment therefor to be a true and complete copy of the original Assignment submitted for recording);

          (v) the original, or a copy certified by the Seller to be a true and correct copy of the original, of each assumption, modification, written assurance or substitution agreement, if any; and

         (vi) an original, or a copy certified by the Seller to be a true and correct copy of the original, of a lender's title insurance policy, or if a lender's title policy has not been issued as of the Closing Date of a commitment (binder) (including any marked additions thereto or deletions therefrom) to issue such policy;

        (vii) either: (A) an original hazard insurance policy; (B) a certificate of insurance issued by the related insurer or its agent as to such policy; or (C) an Officers' Certificate of the Seller certifying that a hazard insurance policy is in effect as to the Mortgaged Property (in which case such Officers' Certificate shall be accompanied by a copy of such hazard insurance policy); and

       (viii) if required because a Mortgaged Property is located in a federally designated special flood zone, either: (A) an original flood insurance policy or (B) a certificate of insurance issued by the related insurer or its agent as to such policy; or (C) an Officers' Certificate of the Seller certifying that a flood insurance policy is in effect covering the Mortgaged Property (in which case such Officers' Certificate shall be accompanied by a copy of such flood insurance policy).

          (b) With respect to any Mortgage referred to in Section 2.04(a)(ii) above as to which the original Mortgage is not available as of the Closing Date, and with respect to any Assignment referred to in Section 2.04(a)(iii) or 2.04(a)(iv) as to which the original Assignment is not available as of the Closing Date, the Seller shall deliver, prior to the Closing Date, a copy of such Mortgage or such Assignment, as the case may be, certified by the Seller to be a true and correct copy, to the Trustee and shall also deliver the original Mortgage, or where the original Mortgage is unavailable a copy thereof certified by the applicable public recording office, and the original Assignment, or where the original Assignment is unavailable a copy thereof certified by the applicable public recording office, to the Trustee within five Business Days of receipt thereof by the Seller but in no event later than 360 days (or such longer period, up to an additional 360 days, as the Certificate Insurer may approve and any longer period as approved by the Certificate Insurer in writing with respect to specific Mortgage Loans upon the request of the Seller) following the date of origination of the related Mortgage Loan or the date of such Assignment to the Seller, as the case may be. The failure of the Seller to deliver to the Trustee (x) any original Mortgage under Section 2.04(a)(ii) (or where the original is unavailable a copy thereof certified by the applicable public recording office), or (y) any original Assignment under Section 2.04(a)(iii) and (iv) (or where the original is unavailable a copy thereof certified by the applicable public recording office), shall not be deemed a breach of this Agreement for any purpose whatsoever until the expiration of such 360 day period (or such longer period, up to an additional 360 days, as the Certificate Insurer may approve and any longer period as approved by the Certificate Insurer in writing with respect to specific Mortgage Loans upon the request of the Seller).

          The Trustee shall promptly (and in no event later than five Business Days following the Closing Date) submit for recording, at the Seller's own expense, in the appropriate public office for real property records, each original Assignment referred to in Section 2.04(a)(iii) above, as well as each original Assignment referred to in Section 2.04(a)(iv) above that was not previously submitted for recording. With respect to any original Assignment referred to in Section 2.04(a)(iii) above as to which the related recording information is unavailable within five Business Days following the Closing Date, such original Assignment shall be submitted for recording within five Business Days after receipt of such information but in no event later than 180 days (or such longer period, up to an additional 180 days, as the Certificate Insurer may approve and any longer period as approved by the Certificate Insurer and the Majority Certificateholders in writing with respect to specific Mortgage Loans upon the request of the Seller) after the Closing Date. The Seller shall deliver each recorded Assignment referred to in Section 2.04(a)(iii) or, where the original is unavailable, a copy thereof certified by the applicable public recording office to be a true and correct copy of the original, to the Trustee within 360 days (or such longer period, up to an additional 360 days, as the

Certificate Insurer may approve and any longer period as approved by the Certificate Insurer in writing with respect to specific Mortgage Loans upon the request of the Seller) of the Closing Date, and any failure of the Seller to deliver to the Trustee, prior to the expiration of such 360 day period (or any such longer period as the Certificate Insurer may have approved in accordance with the terms set forth above), any such recorded Assignment, or such certified copy if such recorded Assignment has not been received by it, shall not be deemed a breach of this Agreement for any purpose. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Seller shall promptly prepare a substitute Assignment or cure such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

          The Trustee shall promptly upon receipt thereof, with respect to each Mortgage Note and Assignment of Mortgage delivered in blank in accordance with Section 2.04(a)(i) and (iii), respectively, endorse each such Mortgage Note and Assignment in the form described therein.

          The Servicer shall promptly upon receipt thereof (and in no event later than the earlier of (i) five Business Days following such receipt and
(ii) 360 days after the Closing Date or Subsequent Transfer Date (or such longer period up to an additional 360 days as the Certificate Insurer may approve and any longer period as approved by the Certificate Insurer in writing with respect to specific Mortgage Loans upon the request of the Seller), deliver to the Trustee (a) the original recorded Mortgage in those instances where a certified copy thereof was delivered to the Trustee; (b) the original recorded Assignment of Mortgage to the Trustee; (c) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from origination of a Mortgage Loan to the Seller in those instances where certified copies thereof were delivered to the Trustee; (d) the original policy of title insurance or a copy certified by the Seller to be a true and correct copy in those instances where a commitment (binder) (including any marked additions thereto or deletions therefrom) to issue such policy was delivered to the Trustee; and (e) any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

          In the event that the Certificate Insurer approve in writing of any extension of time for delivery of any document as provided for in this
Section 2.04(b), a copy of such written approval shall be sent to the Trustee.

          All original documents relating to the Mortgage Loans that are not delivered to the Trustee are and shall be held by the Seller or the Servicer, as the case may be, in trust for the benefit of the Trustee on behalf of the Certificateholders. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Trustee. Any original document that is not required pursuant to the terms of this Section to be a part of a Mortgage File delivered to or held by the Trustee shall be delivered promptly to the Servicer.

          In addition to the foregoing, the Depositor shall cause the Certificate Insurer to deliver on the Closing Date the Policy to the Trustee for the benefit of the Certificateholders.

          If the Seller has not delivered all required documentation with respect to any Mortgage Loan within the time periods, if any, specified in this Agreement, the Seller shall be required to take action with respect to such Mortgage Loan as and to the extent provided in Section 2.06 hereof.

          SECTION 2.05.  Acceptance by Trustee.

          The Trustee acknowledges receipt by it on the Closing Date, in good faith without notice of adverse claims, subject to the provisions of Sections
2.02 and 2.04 and to any exceptions noted on the Trustee's certification in the form annexed hereto as Exhibit F-1 delivered to the Seller, the Depositor, the Servicer and the Certificate Insurer on the Closing Date, of
(x) the documents referred to in Section 2.04(a)(i), (ii) and (iii) above (except that such documents may be endorsed in blank upon receipt) with respect to the Mortgage Loans listed on the Mortgage Loan Schedule delivered to the Trustee on the Closing Date as well as acknowledges the assignment to it of all other assets included in clauses (i) and (iii) of the definition of "Trust Estate", (y) the Certificate Account, and (z) the Policy and declares that it holds and will hold the Policy and such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold all such assets and such other assets included in the definition of "Trust Estate" that are delivered to it, in trust for the exclusive use and benefit of all present and future Certificateholders and the Certificate Insurer.

          Within 10 Business Days of the Closing Date the Trustee shall deliver to the Seller, the Depositor, the Servicer and the Certificate Insurer a Final Certification in the form annexed hereto as Exhibit F-2, with any applicable exceptions noted thereon.

          After the delivery of the final certification, a form of which is attached hereto as Exhibit F-3, the Trustee shall provide to the Servicer, the Seller, the Depositor, the

Certificate Insurer and the Seller shall provide to the Trustee, no less frequently than quarterly, updated certifications indicating the then current status of exceptions until all such exceptions have been eliminated; provided that the delivery of the final certification shall not act as a waiver of any of the rights the Certificate Insurer may have with respect to such exceptions, and all rights are reserved with respect thereto.

          If in the process of reviewing the Mortgage Files and making or preparing the certifications referred to above the Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, or at the end of any 360 day period (or any later period as approved by the Certificate Insurer, notice of which has been provided to the Trustee in writing) referenced above finds that all recorded Assignments and all original Mortgages or certified copies thereof have not been delivered to it, the Trustee shall promptly so notify the Seller, the Depositor, the Certificate Insurer and the Servicer. In performing any such review, the Trustee may conclusively rely on the Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the items delivered to the Trustee pursuant to this Section 2.05, unless otherwise expressly stated, shall be limited solely to confirming that the documents listed in this Section 2.05 have been executed and received, relate to the Mortgage Loans in the Mortgage Loan Schedule and conform as to the loan number and address and description thereof in the Mortgage Loan Schedule. In addition, upon the discovery by the Seller, the Depositor, the Servicer, the Certificate Insurer or the Trustee of a breach of any of the representations and warranties made by the Seller pursuant to Sections 2.07 and 2.08 hereof in respect of any Mortgage Loan which materially adversely affects the value of such Mortgage Loan or the interests of the Certificateholders or of the Certificate Insurer in such Mortgage Loan, the Person discovering such breach shall give prompt written notice to the other Persons set forth in this sentence.

          The Trustee shall, upon the written request of the Certificate Insurer and, at the expense of such requesting party, provide a written report to the Certificate Insurer of each Mortgage File released to the Servicer for servicing purposes.

          At such time as any Mortgage Loan becomes 90 days Delinquent, the Servicer shall make, or cause to be made, a reasonable investigation to determine whether such Mortgage Loan satisfied the representations and warranties of the Seller set forth in Section 2.07 as of the Closing Date; provided, however, that only one such investigation shall be required for any
- --------  -------
Mortgage Loan.

          If the Seller has not delivered all required documentation with respect to any Mortgage Loan within the time periods specified in this Agreement (as such may have been extended pursuant to Section 2.04(b) hereof), the Seller shall be required to take action with respect to such Mortgage Loan as and to the extent provided in Section 2.06 hereof.

          SECTION 2.06. Repurchase or Substitution of Mortgage Loans by the Seller or the Servicer.

          (a) Upon discovery or receipt of notice of any materially defective document in, or that a required document is missing (after expiration of the applicable time period set forth in Section 2.04 hereof) from, a Mortgage File, the Trustee shall promptly notify the Seller, the Depositor, the Certificate Insurer, and the Servicer of such defect or missing document and request that the Seller deliver such missing document or cure such defect within 60 days (which period may be extended for up to 60 days by the Certificate Insurer (or any longer period as the Certificate Insurer may consent to), if in its reasonable judgment it believes that the Seller is proceeding diligently to cure any such breach or missing document) from the date the Seller was notified of such missing document or defect, and if the Seller does not deliver such missing document or cure such defect in all material respects during such period, the Seller shall repurchase the related Mortgage Loan from the Trust at the Purchase Price promptly but no later than 10 days after the end of such period. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Collection Account by the Seller, and the Trustee, upon (i) receipt of an Officers' Certificate of the Servicer as to the making of such deposit and (ii) confirmation that such deposit has been made, shall release or cause to be released to the Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment as are furnished by the Seller, in each case without recourse, as shall be reasonably necessary to vest in the Seller any Mortgage Loan released pursuant hereto, and the Trustee shall have no further responsibility or liability (except as to its own negligence or willful misconduct) with regard to such Mortgage File and such Mortgage Loan.

          In lieu of repurchasing any such Mortgage Loan as provided above, the Seller may cause such Mortgage Loan to be removed from the Trust (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.06(d).

          (b)(i) Except as otherwise provided in Section 2.06(e), within 60 days of the earlier of discovery by the Seller or receipt of notice by the Seller of the breach of any representation or warranty of the Seller set forth in Section

2.07 or Section 2.08 with respect to any Mortgage Loan (notwithstanding that such representation and warranty was made to the Seller's best knowledge), the Seller shall either (x) cure such breach in all material respects, (y) subject to the restrictions set forth in Section 2.06(d) repurchase the Mortgage Loan from the Trustee at the Purchase Price or (z) remove such Mortgage Loan from the Trust (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.06(d).
If any such breach is a breach of any of the representations and warranties included in the second sentence of Section 2.07(cc) and subsections (ll) or
(uu) of Section 2.07, and the Seller is unable to cure such breach, the Seller shall repurchase or substitute the smallest number of Mortgage Loans as shall be required to make such representation or warranty true and cor-rect. The Purchase Price for any repurchased Mortgage Loan shall be deposited in the Collection Account by the Seller, and the Trustee, upon (i) receipt of an Officers' Certificate of the Seller as to the making of such deposit and (ii) confirmation that such deposit has been made, shall release or cause to be released to the Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment as furnished by the Seller, in each case without recourse, as shall be necessary to vest in the Seller any Mortgage Loan released pursuant hereto.

          (ii) If any Mortgagor on a Mortgage Loan fails to make the first payment (as determined in accordance with the terms of the related Mortgage
Note) within 90 days of the Due Date of such first payment, the Seller shall, prior to the Determination Date related to the next succeeding Distribution Date, repurchase such Mortgage Loan from the Trustee at the Purchase Price.

          (c) Within 60 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in Section 2.09, which breach materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders or of the Certificate Insurer therein, the Servicer shall (i) cure such breach in all material respects or
(ii) subject to the restrictions set forth in Section 2.06(d), purchase any affected Mortgage Loan from the Trust at the Purchase Price. The Purchase Price for the purchased Mortgage Loan shall be deposited by the Servicer in the Collection Account, and the Trustee, upon (i) receipt of an Officers' Certificate of the Servicer as to the making of such deposit and (ii) confirmation that such deposit has been made, shall release or cause to be released to the Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment as furnished by the Seller, in each case without recourse, as shall be necessary to vest in the Servicer any Mortgage Loan released pursuant hereto.

          (d)(i) No purchase or repurchase of any Mortgage Loan shall occur if the Seller or the Servicer delivers (at it own expense) to the Trustee and the Certificate Insurer an Independent Opinion of Counsel, addressed to the Trustee, to the effect that such purchase or repurchase of such Mortgage Loan will (x) result in the imposition of taxes on a "prohibited transaction" for the REMIC Trust as defined in Section 860F of the Code, (y) result in the imposition of taxes on contributions to the Trust under Section 860G(d) of the Code or (z) cause the REMIC Trust to fail to qualify as a REMIC at any time that the Certificates are outstanding. The Seller or the Servicer, whichever is the entity delivering the Independent Opinion of Counsel described in the preceding sentence, shall indemnify and hold harmless the Trust for any Realized Loss occurring on a Mortgage Loan which the Seller or the Servicer does not purchase or repurchase due to the delivery of such Independent Opinion of Counsel.

          Notwithstanding the provisions of this subsection (i) of Section 2.06(d), if either the Seller or the Servicer delivers an Opinion of Counsel stating that the proposed purchase or repurchase of a Mortgage Loan by the Seller or the Servicer would result in the imposition of the taxes described in clauses (x) or (y) of this subsection (i) and that such proposed purchase or repurchase would not cause the REMIC Trust to fail to qualify as a REMIC at any time that the Certificates are outstanding, the Seller or the Servicer
(A) may purchase or repurchase such Mortgage Loan and (B) shall pay any of the taxes described in clauses (x) and (y) of this subsection (i) which are imposed as result of such purchase or repurchase.

          (ii) Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.06(a) or Section 2.06(b) must be effected prior to the date that is two years after the Startup Date or such other period as may be specified therefor in the REMIC Provisions.

          With respect to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by the Seller by delivering to the Trustee for such Qualified Substitute Mortgage Loan or Loans the Mortgage Note, the Mortgage, the related Assignment, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.04, together with an Officers' Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitu-tion Shortfall Amount (as described below), if any, in connection with such substitution. The Trustee shall acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and, within five Business Days thereafter, shall review such documents (or shall cause such documents to be reviewed) as specified in Section 2.04 and shall deliver to the Seller, the Depositor, the Servicer and the Certificate Insurer, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially similar to that made by the Trustee in the second paragraph of
Section 2.05. Within one year of the date of substitution, the Trustee shall deliver to the Seller, the Depositor, the Servicer and the Certificate Insurer a certification in the form of Exhibit F-3 hereto with respect to such Qualified Substitute Mortgage Loan or Loans pursuant to Section 2.05. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of the Trust Estate and will be retained by the Seller. For the month of substitution, distributions to Certificateholders will reflect the Monthly Payment due on such Deleted Mortgage Loan on or before the Due Date of such Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Seller shall give or cause to be given written notice to the Certificate Insurer, the Certificateholders and the Depositor that such substitution has taken place, and the Trustee shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the Trust and the substitution of the Qualified Substitute Mortgage Loan or Loans. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, including, but not limited to, the representations and warranties set forth in Section 2.07, as of the date of substitution.

          For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Trustee will determine, based upon information supplied by the Servicer, and inform the Seller of, the amount (the "Substitution Shortfall Amount"), if any, by which the aggregate unpaid principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate unpaid principal balance of all such Deleted Mortgage Loans as of such date plus the aggregate amount of all unreimbursed Servicing Advances, Delinquency Advances and Reimbursement Amounts relating to such Deleted Mortgage Loans as of such date. On the date of such substitution, the Seller will deposit or cause to be deposited from the Seller's own funds into the Collection Account pursuant to Section 3.10(a)(viii) an amount equal to the Substitution Shortfall Amount, if any, without reimbursement therefor, and the Trustee, upon (i) receipt of (A) the related Qualified Substitute Mortgage Loan or Loans and (B) an Officers' Certificate of the Seller as to the deposit of such Substitution Shortfall Amount into the

Collection Account and (ii) confirmation that such deposit has been made, shall release or cause to be released to the Seller, the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment as are furnished by the Seller, in each case without recourse, as shall be necessary to vest in the Seller any Deleted Mortgage Loan released pursuant hereto and the Trustee shall have no further responsibility or liability (except as to its own acts) with regard to such Mortgage.

          Notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan, no substitution pursuant to this Section 2.06 shall be made unless the Seller obtains an Independent Opinion of Counsel, addressed to the Trustee, the Seller, the Depositor, the Servicer and the Certificate Insurer, to the effect that such substitution would not (i) result in the imposition of taxes on "prohibited transactions" of the REMIC Trust, as defined in Section 860F of the Code, (ii) result in the imposition of taxes on contributions to the Trust under Section 860G(d) of the Code, or
(iii) cause the REMIC Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          (e) Upon discovery by the Seller, the Depositor, the Servicer, the Trustee or the Certificate Insurer that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the Person discovering such fact shall promptly (and in any event within five Business Days of the discovery) give written notice thereof to the other Persons set forth in this sentence. In connection therewith, the Seller shall repurchase the affected Mortgage Loan within 60 days of the earlier of such discovery by the Seller or the receipt of notice in the same manner as the Seller would for a breach of representation or warranty contained in
Section 2.07. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.07.

          SECTION 2.07. Representations and Warranties with respect to the Mortgage Loans.

          The Seller hereby represents and warrants, with respect to each Mortgage Loan, to the Depositor, to the Trustee, to the Certificateholders and to the Certificate Insurer that as of the Closing Date or as of such other date specifically provided herein (except that with respect to any Qualified Substitute Mortgage Loan such representations and warranties shall be as of the date of substitution and made by the Seller or the Servicer, whichever is making the substitution):

          (a) The information set forth on the Mortgage Loan Schedule relating to the Mortgage Loans is complete, true and correct as of the Cut-Off Date;

          (b) The Mortgage Note and the Mortgage are not assigned or pledged by the Seller to a Person other than the Trust, and immediately prior to the transactions herein contemplated, the Depositor had good and marketable title thereto, and was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature (collectively, a "Lien"), other than any such Lien released simultaneously with the sale contemplated herein, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to this Agreement, and immediately upon the transfer and assignment of each Mortgage Loan as herein contemplated, the Trustee shall have good title to, and will be the sole legal owner of, each Mortgage Loan free and clear of any Lien;

          (c) The Mortgage is a valid and existing lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the lien of the Mortgage, except liens for real estate taxes and special assessments not yet due and payable, in the case of a Mortgaged Property that is a condominium or an individual unit in a planned unit development, liens for common charges permitted by statute, and in the case of a Second Mortgage Loan, the lien securing the related
First Lien. Any security agreement, chattel mortgage or equivalent document related to the Mortgage and delivered to the Trustee establishes in the Seller a valid and subsisting lien on the property described therein, and the Seller has full right to sell and assign the same to the Trustee;

          (d) The terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any respect which would have any adverse effect on the Certificateholders or the Certificate Insurer, except by a written instrument which has been recorded, if necessary to protect the interests of the Certificateholders, and which has been delivered to the Trustee. The substance of any such alteration or modification is reflected on the Mortgage Loan Schedule;

          (e) No instrument of release or waiver has been executed in connection with the Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if any, and which has been delivered to the Trustee;

          (f) Except with respect to delinquencies described in clause (m) hereof, no Mortgagor is in default in complying with the terms of the Mortgage Note or the Mortgage, and the Seller has not waived any default, breach, violation or event of acceleration except that the Seller may have accepted late payments. At origination all taxes, governmental assessments, insurance premiums, or water, sewer and municipal charges and rents under all ground leases which previously became due and owing have been paid, and each Mortgage Note and/or the related Mortgage obligate the related Mortgagor to pay all similar amounts as they become due. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is more recent, to the day which precedes by one month the Due Date of the first installment of principal and interest;

          (g) There is no proceeding pending or, to the best of Seller's knowledge, threatened for the total or partial condemnation of the Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, water, earthquake or earth movement, windstorm, flood, tornado, or otherwise, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

          (h) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the Mortgaged Property which are, or may be, liens prior or equal to, or coordinate with, the lien of the Mortgage except those that are stated in the title insurance policy and for which related losses are affirmatively insured against by such policy;

          (i) All of the improvements that were included for the purpose of determining the Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property except those that are stated in the title insurance policy and for which related losses are affirmatively insured against by such policy;

          (j)  (Reserved)

          (k) No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

          (l) All parties that have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all licensing requirements of the United States and of the laws of the state wherein the Mortgaged Property is located that are applicable to such parties, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state or exempt from such qualification in a manner so as not to affect adversely the enforceability of such Mortgage Loan, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state;

          (m) As of the Cut-Off Date, no payment required to be made on any Mortgage Loan is 30 days or more Delinquent;

          (n) The Mortgage File contains each of the documents and instruments specified to be included therein duly executed and in due and proper form and each such document or instrument is in a form generally acceptable to prudent institutional mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans;

          (o) The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law). All parties to the Mortgage Note and the Mortgage had legal capacity (and, with respect to any Mortgage Loan secured by a Small Mixed-Use Property, such party had full power and authority and had been duly authorized) to execute the Mortgage Note and the Mortgage, and each Mortgage Note and Mortgage has been duly and properly executed by such parties. The Mortgagor is a natural person (except with respect to Mortgage Loans secured by Small Mixed-Use Properties) who is a party to the Mortgage Note and the Mortgage in an individual capacity, and not in the capacity of a trustee or otherwise;

          (p) Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws, applicable to the Mortgage Loan have been complied with, and the Seller has and shall maintain in its possession, available for the Trustee's inspection, and shall deliver to the Trustee upon demand, evidence of compliance with all such requirements;

          (q) The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loan were paid;

          (r) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority, except in the case of a Second Mortgage Loan where such lien is expressly insured as having second lien priority subject only to the lien of the related First Lien, by a title insurance policy or an endorsement to the policy insuring the mortgagee's consolidated interest. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Seller shall not be obligated to make future advances after the Cut-Off Date;

          (s) Each Mortgage Loan is covered by an ALTA mortgage title insurance policy or such other form of policy acceptable to FNMA or FHLMC, issued by and constituting the valid and binding obligation of a title insurer generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the case of a First Mortgage Loan and the second priority lien of the Mortgage in the case of a Second Mortgage Loan, in the original principal amount of the Mortgage Loan. The Seller is the sole payee of such mortgage title insurance policy, the assignment to the Trustee of the Seller's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer or the same has been obtained, and such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything that would impair the coverage of such mortgage title insurance policy;

          (t) All improvements upon the Mortgaged Property are insured by an insurer who meets FNMA and/or FHLMC guidelines against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 3.13 hereof. If the Mortgaged Property was, at the time of origination of the related Mortgage Loan, in an area identified on a Flood Hazard Boundary Map or Flood Hazard Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and if the flood insurance policy referenced herein has been made available), a flood insurance policy is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Section 3.13. All individual insurance policies (collectively, the "hazard insurance policy") are the valid and binding obligation of the insurer and contain a standard mortgagee clause naming the Seller, its successors and assigns, as mortgagee. All premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

          (u) The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (v) At least 87.61% of the Mortgage Loans were originated or purchased and re-underwritten by the Seller in accordance with the Seller's underwriting guidelines attached hereto as Exhibit M and, to the best of the Seller's knowledge, the remaining Mortgage Loans comply with such underwriting guidelines. No Mortgage Loan has been modified except as such modification may be reflected in the related Mortgage File. No more than 54.87% of the Mortgage Loans, measured by outstanding principal balances thereof as of the Cut-Off Date, were originated by Independent originators and acquired by the Seller;

          (w) The Mortgage Loan is a closed-end First Mortgage Loan or closed-end Second Mortgage Loan having an original term of not more than 30 years to maturity. Except with respect to any Balloon Mortgage Loan, each Mortgage
Loan is payable in equal monthly installments of principal and interest which would be sufficient, in the absence of late payments, to fully amortize such loan within the term thereof, beginning no later than 60 days after disbursement of the proceeds of the Mortgage Loan and bears a fixed interest rate for the term of the Mortgage Loan. As of the Cut-Off Date, approximately 74.95% of the Mortgage Loans, measured by outstanding principal balances, are Balloon Mortgage Loans each of which has an original term of not less than fifteen (15) years (except for one Balloon Mortgage Loan having an original term of five (5) years and one Balloon Mortgage Loan having an original term of ten (10) years) and which provides for level monthly payments based on a thirty (30) year amortization schedule and a final
Monthly Payment substantially greater than the preceding Monthly Payments;

          (x) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the holder thereunder;

          (y) With respect to at least 86.82% of the Mortgage Loans, at the time that each such Mortgage Loan was originated the related Mortgagor represented that such Mortgagor would occupy the related Mortgaged Property as such Mortgagor's primary residence, and the Seller has no reason to believe that such representation of the Mortgagor is no longer true. No Mortgage Loan is a construction loan. Each Mortgaged Property is lawfully occupied under applicable law;

          (z) The Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the cor-responding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in Section 2.07(c);

         (aa) The Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial or non-judicial foreclosure. Other than applicable homestead provisions which may delay the realization against the Mortgaged Property, or exemptions that may arise in the event a petition under the Bankruptcy Code is filed with respect to the Mortgagor, there is no homestead or other exemption available to the Mortgagor that would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

        (bb) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Trustee or the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor, which fees and expenses shall constitute Servicing Advances;

        (cc) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of at least one parcel of real property with a one family residence erected thereon, a two- to four-family dwelling, a Small Mixed-Use Property or an individual condominium unit; provided,
                                                              --------
however, that no residence or dwelling is a co-operative unit or a mobile
- -------
home, but which may be a pre-fabricated manufactured unit affixed to a permanent foundation. As of the Cut-Off Date with respect to the aggregate Loan Balance of all Mortgage Loans, (i) no more than 13.69% are secured by real property improved by two- to four-family dwellings (except that up to 0.64% may be secured by real property improved by Small Mixed-Use Properties), (ii) no more than 1.23% are secured by real property improved by individual condominium or townhouse units, (iii) at least 84.44% are secured by real property with a detached or attached single-family residence erected thereon, (iv) not more than 3.17% are subject to a ground lease and the remainder of the Mortgaged Properties are fee simple estates, (v) not more than 2.0% are secured by a property with a pre-fabricated manufactured unit affixed to a permanent foundation; (vi) not more than 0.5% are subject to a leasehold mortgage; and (vii) not more than 20.04% were originated as a purchase money mortgage. With respect to each Mortgaged Property subject to a ground lease (i) the current ground lessor has been identified and all ground rents which have previously become due and owing have been paid; (ii) the ground lease term extends, or is automatically renewable, for at least five years beyond the maturity date of the related Mortgage Loan; (iii) the ground lease has been duly executed and recorded; (iv) the amount of the ground rent and any increases therein are clearly identified in the lease and are for predetermined amounts at predetermined times; (v) the ground rent payment is included in the borrower's monthly payment as an expense item;
(vi) the Trust has the right to cure defaults on the ground lease; (vii) the terms and conditions of the leasehold do not prevent the free and absolute marketability of the Mortgaged Property; (viii) each Mortgage Loan secured by a Small Mixed-Use Property is a first lien on such Mortgaged Property;
(ix) no more than 19.94% by aggregate principal balance of the Mortgage Loans will be originated under a non-income verification program; the weighted average Loan-to-Value Ratio of the Mortgage Loans is 74.62%;

        (dd) The Loan-to-Value Ratio as of the date of origination of each Mortgage Loan was not more than 90.00%;

        (ee) (Reserved);

        (ff) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under the Mortgage or the related Mortgage Note;

        (gg) No Mortgage Loan was originated under a buydown plan;

        (hh) Other than as provided by this Agreement, there is no obligation on the part of the Seller or any other party to make payments in addition to those made by the Mortgagor;

        (ii) Subject to the provisions of Section 2.04 hereof, the Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered have been delivered to the Trustee. The Seller is in possession of a complete Mortgage File, except those documents delivered to the Trustee, and there are no custodial agreements in effect adversely affecting the right or ability of the Seller to make the document deliveries required hereby. Each original Mortgage was recorded, and all subsequent Assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller (subject to the provisions of Section 2.04 hereof with respect to Mortgages which are in the process of being recorded);

        (jj) No Mortgage Loan was selected for inclusion under this Agreement on any basis which was intended to have a material adverse effect on the Certificateholders;

        (kk) No Mortgage Loan has a shared appreciation or other contingent interest feature;

        (ll) No more than 0.41% of the aggregate Loan Balance of all the Mortgage Loans as of the Cut-Off Date is secured by Mortgaged Properties located within any single zip code area;

        (mm) The weighted average Mortgage Rate of all the Mortgage Loans as of the Cut-Off Date is approximately 11.70%, and no Mortgage Rate was greater than 18.10% or less than 8.99%;

        (nn) With respect to each Second Mortgage Loan:

          (i) if the related First Lien provides for negative amortization the Loan-to-Value Ratio was calculated at the maximum principal balance of such First Lien that could result upon application of such negative amortization feature;

         (ii) either no consent for the Second Mortgage Loan is required by the holder of the related First Lien or such consent has been obtained and is contained in the Mortgage File; and

        (iii) no notice of default has been delivered to the Seller that has not been cured with respect to the related First Lien.

        (oo) The Seller has caused or will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Trustee in any insurance policies applicable to the Mortgage Loans, including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trustee;

        (pp) All amounts received after the Cut-Off Date (and all interest payments received on or before the Cut-Off Date that are due after the Cut-Off Date) with respect to the Mortgage Loans to which the Seller is not entitled have been deposited into the Collection Account and are, as of the Closing Date, in the Collection Account or the Capitalized Interest Account, as applicable;

        (qq) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, to the description thereof set forth in the Prospectus Supplement;

        (rr) A full appraisal on forms approved by FNMA or FHLMC was performed in connection with the origination of the related Mortgage Loan. Each appraisal meets guidelines that would be generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans;

        (ss) To the best of the Seller's knowledge, no Mortgaged Property was, as of the Cut-Off Date located within a one-mile radius of any site listed in the National Priorities List as defined under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of hazardous waste sites which are known to contain any hazardous substance or hazardous waste;

        (tt) None of the Mortgage Loans are subject to a bankruptcy plan;

        (uu) No more than 19.94% of the aggregate Loan Balance of all the Mortgage Loans as of the Cut-Off Date relates to Mortgage Loans originated or purchased under the Seller's limited documentation program;

        (vv) To the best of the Seller's knowledge, no statement, report or other document constituting a part of the Mortgage File contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

        (ww) The range of points financed or "net funded" on Mortgage Loans originated after January 1, 1994 is 0% to 13.0%;

        (xx) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

        (yy) The Seller has the full authority to sell and transfer each Mortgage Note and Mortgage and such transfer and sale will not impair the enforceability of any Mortgage.

        (zz) With respect to each Mortgage Loan secured by a Mortgaged
Property which is a Small Mixed-Use Property, (i) such Mortgaged Property is in compliance with all environmental laws, statutes, ordinances, regulation, orders, rules, decrees and similar requirements of federal, state, municipal and any other governmental authorities relating thereto, (ii) no hazardous material or oil was or is incorporated in, stored on, transported to or from, or disposed of on or from (except if the same was or is in compliance with all laws, ordinances, and regulations pertaining thereto), the Mortgaged Property, (iii) neither the Seller nor, to the best of its knowledge, any Mortgagor has received notification from any federal, state or other governmental authority of any potential, known, or threat of, release of hazardous material on or from the Mortgaged Property or any potential or known liability that has resulted in or may result in a lien on the Mortgaged Property, (iv) the Mortgaged Property is a separate tax parcel, separate and apart from any other property owned by the Mortgagor or any other Person; (v) the liability and rent coverage insurance is consistent with Accepted
Servicing Procedures and (vi) the security documentation includes an assignment of leases and rents. For purposes of this representation, the term hazardous material (a) shall have the meaning defined under any applicable federal, state, municipal, or other jurisdictions, laws, rules or regulations and (b) shall include asbestos.

          It is understood and agreed that the representations and warranties set forth in this Section 2.07 shall survive delivery of the respective Mortgage Files to the Trustee and shall inure to the benefit the Certificate Insurer, the Depositor, the Certificateholders and the Trustee, notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by any of the Seller, either Depositor, the Servicer, the Certificate Insurer or the Trustee of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders or of the Certificate Insurer therein (without giving effect to any qualification contained in such representation or warranty relating to the Seller's knowledge), the party discovering such breach shall give prompt written notice to the other parties, and in no event later than two Business Days
from  the date  of such  discovery.   It is  understood and  agreed  that the
obligations of the Seller set forth in Section 2.07(b) to cure any breach or to substitute for or repurchase a defective Mortgage Loan constitute the sole remedies available to the Certificateholders, the Servicer, the Certificate Insurer, or to the Trustee respecting a breach of the representations and warranties contained in this Section 2.08.

          SECTION 2.08.  Representations and Warranties of the Seller.

          The Seller hereby represents and warrants to the Trustee, to the Certificateholders, to the Depositor and to the Certificate Insurer that as of the Closing Date or as of such date specifically provided herein:

          (a) The Seller is a corporation licensed as a mortgage banker duly organized, validly existing and in good standing under the laws of the State of New York and has, and had at all relevant times, full corporate power to originate the Mortgage Loans, to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement and to create the Trust pursuant hereto;

          (b) The execution and delivery of this Agreement by the Seller and its performance of and compliance with the terms of this Agreement will not violate the Seller's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or any of its assets;

          (c) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement to be consummated by it, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Seller, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (d) The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Seller or its properties or materially and adversely affect the performance of its duties hereunder;

          (e) There are no actions or proceedings against, or investigations of, the Seller pending or, to the knowledge of the Seller, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement or render the Certificates invalid, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or the Certificates;

          (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the Certificates, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

          (g) The Seller did not sell the Mortgage Loans to the Trust with any intent to hinder, delay or defraud any of its creditors; the Seller will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Trust;

          (h) As of the Closing Date, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any Lien other than any such Lien released simultaneously with the sale contemplated herein, and, immediately upon each transfer and assignment herein contemplated, the Seller will have taken all steps necessary so that the Trust will have good title to, and will be the sole owner of, each Mortgage Loan free and clear of any lien (except for such liens as may exist consistent with the representations and warranties made in Sections 2.08(c) and (h) hereof);

          (i) The Seller acquired title to the Mortgage Loans in good faith, without notice of any adverse claim;

          (j) The collection practices used by the Seller with respect to the Mortgage Loans have been, in all material respects, legal, proper, prudent and customary in the non-conforming mortgage servicing business;

          (k) No Officers' Certificate, statement, report or other document prepared by the Seller and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

          (l) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

          (m) The Seller is duly licensed where required as a "Licensee" or is otherwise qualified in each state in which it transacts business and is not in default of such state's applicable laws, rules and regulations, except where the failure to so qualify or such default would not have a material adverse effect on the ability of the Seller to conduct its business or perform its obligations hereunder;

          (n) The Seller is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Agreement or by the performance of its obligations hereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Seller prior to the date hereof;

          (o) The information under the captions "Summary of Terms -- The Mortgage Pool," "The Seller's Portfolio of Mortgage Loans," "The Seller and the Servicer" and "The Mortgage Pool" in the Prospectus Supplement contains no untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (p) Neither the Seller nor the Trust is required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

          It is understood and agreed that the representations and warranties set forth in this Section 2.08 shall survive delivery of the respective Mortgage Files to the Trustee and shall inure to the benefit of the Certificate Insurer, the Certificateholders, the Depositor, the Servicer and the Trustee. Upon discovery by any of the Seller, the Depositor, the Servicer, the Certificate Insurer or the Trustee of a breach of any of the foregoing representations and warranties materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders or of the Certificate Insurer therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties. The obligations of the Seller set forth in Section 2.06(b) to cure any breach or to substitute for or repurchase an affected Mortgage Loan shall constitute the sole remedies available to the Certificateholders, the Servicer, to the Certificate Insurer, or to the Trustee respecting a breach of the representations and warranties contained in this Section 2.08.

          SECTION 2.09. Representations, Warranties and Covenants of the Servicer.

          The Servicer hereby represents and warrants to and covenants with the Trustee, the Certificateholders, the Depositor, the Seller and to and with the Certificate Insurer that as of the Closing Date or as of such date specifically provided herein:

          (a) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

          (b) The execution and delivery of this Agreement by the Servicer and its performance of and compliance with the terms of this Agreement will not violate the Servicer's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or any of its assets;

          (c) The Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Trustee, constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (d) The Servicer is not in violation of, and the execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or materially and adversely affect the performance of its duties hereunder;

          (e) There are no actions or proceedings against, or investigations of, the Servicer pending, or, to the knowledge of the Servicer, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement or render the Certificates invalid, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or the Certificates;

          (f) The Servicer will examine each Sub-Servicing Agreement and will be familiar with the terms thereof. Each designated Sub-Servicer and the terms of each Sub-Servicing Agreement will be required to comply with the provisions of Section 3.02. The terms of any Sub-Servicing Agreement will not be inconsistent with any of the provisions of this Agreement;

          (g) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement or the Certificates, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

          (h) The Servicer believes that the Servicing Fee Rate provides a reasonable level of base compensation to the Servicer for servicing the Mortgage Loans on the terms set forth herein; and

          (i) The transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

          (j) The Servicer is duly licensed where required as a "Licensee" or is otherwise qualified in each state in which it transacts business and is not in default of such state's applicable laws, rules and regulations, except where the failure to so qualify or such default would not have a material adverse effect on the ability of the Servicer to conduct its business or perform its obligations hereunder;

          (k) The Servicer services mortgage loans in accordance with Accepted Servicing Practices;

          (l) The information under the captions "The Seller and The Servicer" in the Prospectus Supplement contains no untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (m) No Officers' Certificate, statement, report or other document prepared by the Servicer and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

          (n) The Servicer is not required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

          It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.09 shall survive delivery of the respective Mortgage Files to the Trustee and shall inure to the benefit of the Certificate Insurer, the Depositor, the Certificateholders and the Trustee. Upon discovery by any of the Seller, the Depositor, the Servicer, the Certificate Insurer or the Trustee of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the value of any Mortgage Loan or the interests of the Certificate-holders or of the Certificate Insurer therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties. The obligations of the Servicer set forth in (x) Section 2.06(c) to cure any breach or to purchase an affected Mortgage Loan, (y) Section 2.06(d)(i) to indemnify and hold harmless the Trust and (z) Section 3.25 to indemnify and hold harmless the Certificate Insurer, the Seller, the Trustee, and the Certificateholders shall constitute the sole remedies available to the Certificate Insurer, the Seller, the Certificateholders, or the Trustee respecting a breach of the representations, warranties and covenants contained in this Section 2.09.

          SECTION 2.10.  Representations and Warranties of the Depositor.

          The Depositor hereby represents and warrants to the Seller, to the Trustee, to the Certificateholders and to the Certificate Insurer that as of the Closing Date or as of such date specifically provided herein:

          (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has, and had at all relevant times, full power to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement and to create the Trust pursuant hereto;

          (b) The execution and delivery of this Agreement by the Depositor and its performance of and compliance with the terms of this Agreement will not violate the Depositor's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or which may be applicable to the Depositor or any of its assets;

          (c) The Depositor has the full power and authority to enter into and consummate the transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Trustee, the Seller and the Servicer, constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (d) The Depositor is not in violation of, and the execution and delivery of this Agreement by the Depositor and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or materially and adversely affect the performance of its duties hereunder;

          (e) There are no actions or proceedings against, or investigations of, the Depositor pending with regard to which the Depositor has received service of process, or, to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement or render the Certificates invalid, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or the Certificates;

          (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the Certificates, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

          (g) The Depositor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Agreement or its obligations hereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Depositor prior to the date hereof;

          (h) The Depositor did not sell the Mortgage Loans to the Trust with any intent to hinder, delay or defraud any of its creditors; the Depositor will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Trust;

          (i) As of the Closing Date, or the Depositor had good title to, and were the sole owner of, each Mortgage Loan free and clear of any Lien other than any such Lien released simultaneously with the sale contemplated herein, and, immediately upon each transfer and assignment herein contemplated, the Depositor will have taken all steps necessary so that the Trust will have good title to, and will be the sole owner of, each Mortgage Loan free and clear of any lien (except for such liens as may exist consistent with the representations and warranties made in Sections 2.07(c) and (h) hereof);

          (j) The Depositor acquired title to each of the Mortgage Loans in good faith, without notice of any adverse claim;

          (k) No Officers' Certificate, statement, report or other document prepared by the Depositor and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

          (l) The Depositor is not required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

          It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.10 shall survive delivery of the respective Mortgage Files to the Trustee and shall inure to the benefit of the Certificate Insurer, the Servicer, the Trustee and the Certificateholders. Upon discovery by any of the Seller, the Depositor, the Servicer, the Certificate Insurer or a Responsible Officer of the Trustee who must have actual knowledge of a breach of any of the representations and warranties set forth in this Section 2.10(g), (h), (i) and (j) with respect to any Mortgage

Loan which materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders or of the Certificate Insurer therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties.

          SECTION 2.11.  Execution of Certificates.

          (a) The Trustee acknowledges (x) the assignment to the Trust of the Mortgage Loans and the delivery to it of the Mortgage Files relating thereto, subject to the provisions of Section 2.04 hereof, (y) and receipt of the Policy and, concurrently with such delivery, has executed, authenticated and delivered to or upon the order of the Depositor, in exchange for such property, receipt of which is hereby acknowledged, Certificates in authorized denominations evidencing ownership of the Trust.

          (b) In connection with the issuance of the original Certificates, the Depositor shall furnish the Trustee with a Written Order to Authenticate in the form set forth as Exhibit L hereto (a) directing the Trustee to issue the original Certificates to the Persons designated in the Written Order to Authenticate and (b) informing the Trustee of the Percentage Interest with respect to such Original Class A Certificates.

          SECTION 2.12.  Miscellaneous REMIC Provisions.

          (a) The Class A Certificates are hereby designated as "regular interests" for purposes of Section 860G(a)(1) of the Code and the Class R Certificates as the single class of "residual interests" in the REMIC Trust for purposes of Section 860G(a)(2) of Subchapter M of Chapter 1 of Subtitle A of the Code.

          (b) The Closing Date is hereby designated as the "startup day" of the REMIC Trust within the meaning of Section 860G(a)(9) of the Code.

          (c) The REMIC Trust shall, for federal income tax purposes, maintain books on a calendar year basis and report income on an accrual basis.

          (d)  The REMIC Trust shall elect to be treated as a REMIC under
Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of the REMIC Trust shall be resolved in a manner that preserves the validity of such election to be treated as REMIC.

          The Distribution Account and Capitalized Interest Account shall not be part of the segregated pool of assets which constitutes the REMIC Trust, although such Accounts do constitute part of the Trust Estate.

          (e) The Trustee shall provide to the Internal Revenue Service (the "IRS") and to the person described in Section 860E(e)(3) and (6) of the Code the information described in Treasury Regulation Section 1.860D-1(b)(5)(ii), or any successor regulation thereto and the Trustee shall be reimbursed by such Person for the cost of providing such information. Such information will be provided in the manner described in Treasury Regulation Section 1.860E-2(a)(5), or any successor regulation thereto. The Trustee shall have no responsibility or liability for incorrect information supplied to the IRS where such information was supplied to the Trustee by the Servicer, and the Trustee shall have no responsibility or liability for information required to be supplied to the IRS and not so supplied where such information was known to the Servicer and not supplied by it despite the Trustee's request for such information.

          (f) The assumed final scheduled Distribution Dates for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates are April 25, 2011, April 25, 2011, April 25, 2011, April 25, 2011 and August 25, 2026,
respectively.

                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                                 OF THE TRUST

          SECTION 3.01. Administration of the Trust; Servicing of the Mortgage Loans.

          (a) The parties hereto intend that the REMIC Trust shall constitute, and that the affairs of the REMIC Trust shall be conducted so as to qualify it as, a REMIC in accordance with the REMIC Provisions. In furtherance of such intention, the parties hereto each covenants and agree that they shall not knowingly take any actions or omit to take any actions that would disqualify the Trust for REMIC election or status and the Trustee covenants and agrees that it shall act in its capacity as Tax Matters Person, as agent for the REMIC Trust and as the "tax matters person" (as defined in the REMIC Provisions) and that in such capacity it shall: (i) prepare or cause to be prepared, execute and file, in a timely manner, an annual Tax Return and any other Tax Return required to be filed by the Trust established hereunder using a calendar year as the taxable year for the REMIC Trust established hereunder; (ii) in the related first such Tax Return, make (or cause to be made) an election satisfying the requirements of the REMIC Provisions, on behalf of the Trust, to be treated as a REMIC; (iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders all information, reports or Tax Returns required with respect to the REMIC Trust as, when and in the form required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including, without limitation, information reports relating to "original issue discount" as defined in the Code based upon the Prepayment Assumption and calculated by using the "Issue Price" (within the meaning of Section 1275 of the Code) of the Certificates of the related Class; (iv) not knowingly take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC Trust, except as provided under this Agreement; (v) pay, from the sources specified in the last paragraph of this Section 3.01(a), the amount of any and all other federal, state and local taxes imposed on the REMIC Trust, its assets or transactions, including, without limitation, the tax on "prohibited transactions" imposed by Section 860F of the Code, the tax on "contributions" imposed by Section 860G(d) of the Code and the tax on "net income from foreclosure property" imposed by Section 860G(c) of the Code when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

(vi) represent the Trust in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to a taxable year of the Trust, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the Trust, and otherwise act on behalf of the Trust in relation to any tax matter involving the Trust;
(vii) comply with all statutory or regulatory requirements with regard to its conduct of activities pursuant to the foregoing clauses of this Section 3.01(a), including, without limitation, providing all notices and other information to the Internal Revenue Service and Holders of Class R Certificates required of a "tax matters person" pursuant to subtitle F of the Code and the Treasury Regulations thereunder; and (viii) make available information necessary for the computation of any tax imposed (A) on a transferor of residual interests to certain Disqualified Organizations or
(B) on pass-through entities, any interest in which is held by a Disqualified Organization. The obligations of the Trustee pursuant to this Section 3.01(a) shall survive the termination or discharge of this Agreement.

          In order to enable the Trustee to perform its duties as set forth herein, the Seller shall provide or cause to be provided to the Trustee or its designee, within ten (10) days after the Closing Date, all information or data that the Trustee or its designee reasonably determines to be relevant for tax purposes as to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Seller shall provide to the Trustee, promptly upon request therefor, any such additional information or data that the Trustee may from time to time reasonably request in order to enable the Trustee to perform its duties as set forth herein. The Seller shall indemnify the Trustee and hold it harmless for any loss, liability, damage, claim or expense of the Trustee arising from any failure of it to provide, or to cause to be provided, in response to the reasonable requests of the Trustee made pursuant to this paragraph, accurate information or data to the Trustee on a timely basis. The indemnification provisions hereunder shall survive the termination of this Agreement.

          In the event that any tax is imposed on "prohibited transactions" of the REMIC Trust as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the REMIC Trust as defined in Section 860G(c) of the Code, on any gain recognized by the REMIC Trust pursuant to
Section 860F(c) of the Code, on any contribution to the REMIC Trust after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if any such tax arises out of or results from the

                                    III-2
willful malfeasance, bad faith or negligence in the performance by the Trustee of any of its obligations under this Section 3.01(a), (ii) the Servicer or the Depositor, as applicable, if such tax arises out of or results from a breach by the Servicer or the Depositor of any of their respective obligations under this Agreement or (iii) in all other cases, or in the event that the Trustee, the Servicer or the Depositor fails to honor its obligations under the preceding clauses (i) or (ii), any such tax will be paid with amounts otherwise to be distributed to the Holders of the Class R Certificates pursuant to Section 4.04(a)(ix) or, in the event of an insufficiency in such amounts, such tax shall be paid directly by such Class R Certificateholders.

          (b)(i) The Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and in accordance with the respective Mortgage Loans and in accordance with the instructions of the Trustee and the Certificate Insurer. Unless otherwise specified herein with respect to specific obligations of the Servicer, the Servicer shall service and administer the Mortgage Loans in the best interests of and for the benefit of the Holders and the Certificate Insurer in accordance with Accepted Servicing Procedures. To the extent consistent with the foregoing, the Servicer also shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes. Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Servicer shall have full power and authority, acting alone and/or through Sub-Servicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. The Servicer shall promptly notify the Depositor, the Certificate Insurer, the Trustee and each Rating Agency in writing of
     (i) any event, circumstance or occurrence which may materially and adversely affect the ability of the Servicer to service any Mortgage Loan or to otherwise perform and carry out its duties, responsibilities and obligations under and in accordance with this Agreement and (ii) any attempt by a court or by a regulatory authority of which it has actual knowledge to assert jurisdiction over the Trust.

          Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of a Sub-Servicer, is hereby authorized and empowered when the Servicer believes it appropriate in its best judgment and subject to the requirements of Section 3.07 hereof, to execute and deliver, on behalf of the Certificateholders and the Trust or any of them, and upon notice to the Trustee, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge,

                                    III-3
     and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trust and Certificateholders. The Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. Subject to Section 3.16, the Trustee shall execute, at the written direction of the Servicer, any limited or special powers of attorney and other documents reasonably acceptable to the Trustee to enable the Servicer or any Sub-Servicer to carry out their servicing and administrative duties hereunder, including, without limitation, limited or special powers of attorney with respect to any REO Property, and the Trustee shall not be accountable for the actions of the Servicer or any Sub-Servicers under such powers of attorney and shall be indemnified by such parties with respect to such actions.

         (ii) Subject to Section 3.24 and in accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes, assessments and insurance premiums on the Mortgaged Properties which advances shall be made in a timely fashion so as to not adversely affect the Value of the Mortgaged Property or the interests of the Certificateholders and which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11; provided that the Servicer shall not be required to advance such funds to the extent it reasonably believes such funds will not be recoverable as evidenced by a certification of a Servicing Officer delivered to the Trustee and the Certificate Insurer. Any cost incurred by the Servicer or by Sub-Servicers in effecting the timely payment of taxes, assessments and insurance premiums on a Mortgaged Property shall not, for the purpose of calculating distributions to Certificateholders, be added to the Loan Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

        (iii) Notwithstanding anything in this Agreement to the contrary, the Servicer shall not make any future advances to the Mortgagors with respect to a Mortgage Loan, and the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the principal balance or change the maturity date on such Mortgage Loan, unless (x) the Mortgagor is in default with respect to the

                                    III-4

     Mortgage Loan or such default is, in the judgment of the Servicer, imminent and (y) the Certificate Insurer consents to such modification in writing and if modifications pursuant to this Section 3.01 or Section 3.07 have previously been made which affect Mortgage Loans having an aggregate Loan Balance in excess of 10% of the Maximum Collateral Amount.

         (iv) All accounting and loan servicing records pertaining to each Mortgage Loan shall be maintained in such manner as will permit the Trustee, the Depositor, the Certificate Insurer, the Certificateholders or their duly authorized representatives and designees to examine and audit and make legible reproductions of records during reasonable business hours. All such records shall be maintained until the termination of this Agreement or such longer period as is required under applicable law, including, but not limited to, all transaction registers and loan ledger histories.

          The Servicer may delegate its responsibilities under this Agreement; provided, however, that no such delegation shall release the
           --------  -------
Servicer from the responsibilities or liabilities arising under this Agreement.

          SECTION 3.02. Sub-Servicing Agreements Between Servicer and Sub-Servicers.

          (a) The Servicer may enter into Sub-Servicing Agreements with Sub-Servicers acceptable to the Certificate Insurer with notice of any Sub-Servicing Agreement or amendment thereof promptly sent to the Trustee, for the servicing and administration of the Mortgage Loans. Each Sub-Servicer shall (i) be authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-Servicing Agreement, (ii) have been designated an approved seller-servicer by FHLMC or FNMA for second mortgage loans, (iii) have equity of at least $5,000,000, as determined in accordance with generally accepted accounting principles and (iv) be approved pursuant to the provisions of Section 3.26 hereof. Each Sub-Servicing Agreement must impose on the Sub-Servicer requirements conforming to the provisions set forth in Section 3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement and be approved in writing by the Certificate Insurer. The Servicer and the Sub-Servicers may enter into and make amendments to the Sub-Servicing Agreements or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments or
                             --------  -------
different forms shall be consistent with and not violate the provisions of this Agreement and be approved in writing by the Certificate Insurer.
Without limiting the foregoing, any

                                    III-5
variation without the consent of the Certificate Insurer from the provisions set forth in Section 3.08 relating to insurance or priority requirements of Sub-Servicing Accounts, or credits and charges to the Sub-Servicing Accounts or the timing and amount of remittances by the Sub-Servicers to the Servicer, are conclusively deemed to be inconsistent with this Agreement and therefore prohibited.

          (b) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee, the Depositor, the Certificate Insurer and the Certificateholders, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement, including, without limitation, any obligation of the Sub-Servicer to make advances in respect of delinquent Mortgage Loans as required by a Sub-Servicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only
(i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed. Anything contained in this Agreement which restricts or prohibits the Servicer's right to reimbursement or indemnity shall not apply to any reimbursement or indemnity of the Servicer by any Sub-Servicer.

          SECTION 3.03.  Termination of Sub-Servicing Agreement.

          The Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement and if such termination is without cause, only with the written consent of the Certificate Insurer. In the event of termination of any Sub-Servicer, and unless a successor Sub-Servicer has otherwise been appointed pursuant to Section 3.26 hereof, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Servicer without any additional act or deed on the part of such Sub-Servicer or the Servicer, and the Servicer shall service directly the related Mortgage Loans.

          Each Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by the Trustee at the request of the Certificate Insurer in the event that the Servicer shall, for any reason, no longer be

                                    III-6
the Servicer (including termination due to a Servicer Default). In no event shall any Sub-Servicing Agreement require the Trustee, as Successor Servicer, for any reason whatsoever to pay compensation to a Sub-Servicer in order to terminate such Sub-Servicer.

          SECTION 3.04.  Liability of the Servicer.

          Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer, including, without limitation, any provisions to the effect that the Sub-Servicer is acting for the benefit of the Certificateholders, or reference to actions taken through a Sub-Servicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee, the Certificate Insurer and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this
Article III without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements, or by virtue of indemnifica-tion from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          SECTION 3.05. No Contractual Relationship Between Sub-Servicers and Trustee or Certificateholders.

          Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such and not as an originator shall be deemed to be between the Sub-Servicer and the Servicer alone, and the Trustee, the Certificate Insurer and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer except as set forth in Section 3.06 notwithstanding any provisions hereof or in any Sub-Servicing Agreement to the effect that the Sub-Servicer is acting for the benefit of the Certificateholders. The Servicer shall be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

                                    III-7

          SECTION 3.06. Assumption or Termination of Sub-Servicing Agreements by Trustee.

          In the event the Servicer shall for any reason no longer be the Servicer (including by reason of a Servicer Default), the Trustee or any designee consented to by the Certificate Insurer, except that if a Certificate Insurer Default has occurred and is continuing, the consent of the Majority Certificateholders alone, shall thereupon assume all of the rights and obligations of the Servicer under each Sub-Servicing Agreement that the Servicer may have entered into, unless the Trustee elects to terminate any subservicing agreement or unless the Trustee is directed by the Certificate Insurer to terminate any Sub-Servicing Agreement and provided that the Trustee shall not be required to assume any obligation to pay compensation to any Sub-Servicer in order to terminate any such Sub-Servicer. To the extent any subservicing agreement is not so terminated, the Trustee, its designee or the successor servicer for the Trustee appointed pursuant to
Section 7.02 shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Sub-Servicing Agreement to the same extent as if each Sub-Servicing Agreement had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under any Sub-Servicing Agreement with regard to events occurring prior to the date the Servicer ceased to be the servicer hereunder.

          The Servicer at its expense shall, upon request of the Trustee, promptly deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

          SECTION 3.07.  Collection of Certain Mortgage Loan Payments.

          The Servicer shall make reasonably diligent efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow Accepted Servicing Procedures. The Servicer may in its discretion waive or permit to be waived any penalty interest or any other fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation and extend the Due Date on a Mortgage Note for a period (with respect to each payment as to which the Due Date is extended) not greater than 90 days after the initially scheduled due date for such payment; provided, however, that such extension shall not result in the imposition of
- --------  -------
a tax on a "prohibited transaction" of the Trust or affect the qualification of the

                                    III-8

Trust as a REMIC. Notwithstanding anything in this Agreement to the contrary, the Servicer shall not permit any additional extension or modification with respect to any Mortgage Loan other than that permitted by the immediately preceding sentence unless (i) the Mortgage Loan is in default or, in the judgment of the Servicer, default is imminent, and (ii) the Servicer shall have given the Certificate Insurer telephonic and telecopied notice of its intent to make such additional extension or modification and the Certificate Insurer shall not, within two Business Days after such notice was given, have given telephonic and telecopied notice to the Servicer that it disapproves of such extension or modification.

          No such extension or modification shall affect the amortization of any Mortgage Loan for the purposes of any computation hereunder. In the event of any such extension or modification, the Servicer shall make timely Delinquency Advances on the related Mortgage Loan during the period of such extension or modification.

          SECTION 3.08.  Sub-Servicing Accounts.

          In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub-Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the "Sub-Servicing Account"). The Sub-Servicing Account shall be an Eligible Account. The Sub-Servicer will be required to deposit into the Sub-Servicing Account no later than the first Business Day after receipt all proceeds of Mortgage Loans received by the Sub-Servicer, less its servicing compensation to the extent permitted by the Sub-Servicing Agreement and to remit such proceeds to the Servicer for deposit in the Collection Account not later than the second Business Day following receipt thereof by the Sub-Servicer. Notwithstanding anything in this Section 3.08 to the contrary, the Sub-Servicer shall only be able to withdraw funds from the Sub-Servicing Account for the purpose of remitting such funds to the Servicer for deposit into the Collection Account. The Servicer shall require the Sub-Servicer to cause any collection agent of the Sub-Servicer to send a copy to the Servicer of each statement of Monthly Payments collected by or on behalf of the Sub-Servicer within five Business Days after the end of every month, and the Servicer shall compare the information provided in such reports with the deposits made by the Sub-Servicer into the Collection Account for the same period. For purposes of this Agreement other than Section 3.10, the Servicer shall be deemed to have received payments on the Mortgage Loans on the date on which the Sub-Servicer has received such payments.

                                    III-9

          SECTION 3.09. Collection of Taxes, Assessments and Similar Items; Servicing Accounts.

          The Servicer may and, if required by the Servicer, the Sub-Servicers shall, establish and maintain one or more accounts (the "Servicing Accounts"), into which any collections from the Mortgagors (or related advances from Sub-Servicers) for the payment of taxes, assessments, hazard insurance premiums, and comparable items for the account of the Mortgagors shall be deposited and retained. Servicing Accounts shall be Eligible Accounts. Withdrawals of amounts so collected from a Servicing Account may be made only to (i) effect timely payment of taxes, assessments, hazard insurance premiums, and comparable items; (ii) reimburse the Servicer (or a Sub-Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any advances made pursuant to Section 3.01(b) (with respect to taxes, assessments and insurance premiums) and Section 3.13 (with respect to hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Servicing Account; or (v) clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 10.01. As part of its servicing duties, the Servicer or Sub-Servicers shall pay to the Mortgagors interest on funds in Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement from the Trust, the Trustee, the Depositor, any Certificateholder or the Certificate Insurer therefor. Upon request of the Trustee, the Seller or the Certificate Insurer, the Servicer shall cause the bank, savings association or other depository for each Servicing Account to forward to the Trustee and the Certificate Insurer copies of such statements or reports as the Trustee, the Depositor, the Underwriter, any Certificateholder or the Certificate Insurer shall reasonably request.

          SECTION 3.10.  Collection Account.

          (a) The Servicer shall establish and maintain one or more accounts to conform to the definition of Collection Account, held in the name of the Cityscape Home Equity Loan Trust, Series 1996-2 on behalf of the Trustee in trust for the benefit of the Certificateholders and the Certificate Insurer, as their interests may appear. The establishment of the Collection Account shall be evidenced by a certification of the Servicer in the form attached hereto as Exhibit G. The Servicer shall deposit or cause to be deposited in the Collection Account as soon as practicable, but in no event later than the close of business on the second Business Day after its receipt thereof (or, if applicable, on or prior to the date otherwise specified herein), the follow-

                                    III-10
ing payments and collections received or required to be made by it subsequent to the Cut-Off Date (other than the amounts described in the penultimate paragraph of this Sub-Section due and owing on or prior to the Cut-Off Date):

          (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

         (ii)  all payments on account of interest on each Mortgage Loan;

        (iii)  any Delinquency Advances, as required pursuant to Section
     4.06;

         (iv) any amounts required to be deposited pursuant to Section 3.23 by the Servicer in connection with any Prepayment Interest Shortfalls;

          (v)  all Net Recovery Proceeds;

         (vi) any amounts required to be deposited by the Servicer pursuant to the fourth paragraph of Section 3.13 in respect of any blanket policy deductibles;

        (vii)  all Purchase Prices paid by the Seller or the Servicer;

       (viii) all Substitution Shortfall Amounts paid by the Seller or the Servicer; and

         (ix) any amounts required to be deposited by the Servicer pursuant to Section 3.10(b) in respect of investment losses.

For purposes of the immediately preceding sentence, the Cut-Off Date with respect to any Qualified Substitute Mortgage Loan shall be deemed to be the date of substitution, but the unpaid principal balance of such Qualified Substitute Mortgage Loan shall not include the principal portion of any Monthly Payment made, or the scheduled principal portion of any Monthly Payment that was due to be made but was not received by the Servicer, in such month of substitution.

          It being further understood and agreed that the amounts of principal collected and interest due on the Mortgage Loans on or before the Cut-Off Date, need not be deposited into the Collection Account by the Servicer.

          The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment or late payment charges, penalty interest, extension fees or assumption fees need not be deposited by the Servicer in the Collection Account.

                                    III-11

          (b) Not later than 12:00 noon, New York time, on each Servicer Remittance Date the Servicer shall deposit in the Collection Account the amount of any net loss incurred in connection with the investment of funds in the Collection Account since the prior Servicer Remittance Date; such amounts shall be funded from the Servicer's own funds without any right to reimbursement. The Servicer shall give prompt notice to each of the Rating Agencies, the Certificate Insurer and the Underwriter of the amount of any such net loss.

          (c) Funds in the Collection Account shall be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12. The Servicer shall give notice to the Trustee, the Underwriter, the Certificateholders, the Seller, the Depositor and the Certificate Insurer of the location of the Collection Account on or before the Closing Date, and prior to any change thereof.

          (d) Funds held in the Collection Account at any time may be delivered by the Servicer to the Trustee for deposit in the Certificate Account and for all purposes of this Agreement shall be deemed to be a part of the Collection Account.

          SECTION 3.11.  Withdrawals from the Collection Account.

          (a) The Servicer or the Trustee at the written request of the Servicer shall, from time to time, make withdrawals from the Collection Account for any of the following purposes:

          (i) to deposit into the Certificate Account on or prior to 12:00 noon, New York time, on the Servicer Remittance Date:

               (A) an amount with respect to interest (the "Interest Remittance Amount") equal to the product of (x) the aggregate Loan Balances of the Mortgage Loans as of the opening of business on the first day of the calendar month preceding the calendar month in which such Servicer Remittance Date occurs (or as of the Cut-Off Date with respect to the Servicer Remittance Date occurring in July 1996) and
          (y) one-twelfth (or 10/360 with respect to Servicer Remittance Date occurring in July 1996) of the weighted average Net Mortgage Rate on the Mortgage Loans as of the opening of business on the first day of the calendar month preceding the calendar month in which such Servicer Remittance Date occurs (or as of the Cut-Off Date, in the case of the Servicer Remittance Date occurring in July 1996), minus

                                    III-12
          the amount, if any, by which (1) the aggregate of the Prepayment Interest Shortfalls resulting from Principal Prepayments during the Due Period beginning on the first day of the calendar month preceding the calendar month in which such Servicer Remittance Date occurs exceeds (2) the aggregate Servicing Fee received by the Servicer with respect to such Due Period and

               (B) an amount with respect to principal (the "Principal Remittance Amount") equal to (I) the sum, without duplication, of the amounts described in Sections 3.10(a)(i), 3.10(a)(v) remaining after prior application thereof to all accrued and unpaid interest on the related Mortgage Loan (but not in excess of the then-outstanding Loan Balance of the related Mortgage Loan), 3.10(a)(vi) (insofar as such amounts relate to principal), 3.10(a)(vii) (insofar as such amounts relate to principal), 3.10(a)(viii) (insofar as such amounts relate to principal) and 3.10(a)(ix), in each case to the extent actually received in the related Due Period, minus (II) the amounts described in clause (iii) of this Section 3.11 (insofar as such amounts relate to principal) withdrawn by the Servicer from the Collection Account since the prior Servicer Remittance Date (or, in the case of the first Servicer Remittance Date, since the Closing Date);

         (ii) to pay to the Servicer (x) when collected on the related Mortgage Loan, all recovered and previously unreimbursed Delinquency Advances, Servicing Advances, prepayment penalties and, as servicing compensation, the Servicing Fee and (y) any interest or investment income earned on funds deposited in the Collection Account (net of investment losses);

        (iii) to pay to the Servicer or the Seller, as the case may be, with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to Section 2.06 or Section 3.15(c) all amounts received thereon in any month subsequent to the month of such purchase or substitution, as the case may be;

         (iv) to reimburse the Servicer for any Delinquency Advance previously made that the Servicer has determined to be a Nonrecoverable Delinquency Advance or a nonrecoverable Servicing Advance;

          (v) to reimburse the Servicer or the Trustee, as the case may be, for expenses reasonably incurred in respect of the breach or defect giving rise to the

                                    III-13
     purchase obligation under Section 2.06 of this Agreement that were included in the Purchase Price of the Mortgage Loan, including any expenses arising out of the enforcement of the purchase obligation, but only to the extent included in the related Purchase Price;

         (vi) subject to the Servicer's obligation to deposit any Make-Whole Amount into the Certificate Account pursuant to Section 3.17 hereof, to pay to the Servicer the excess, if any, of any Net Recovery Proceeds over the sum of (a) the Loan Balance of the related Mortgage Loan, (b) accrued and unpaid interest on the related Mortgage Loan;

        (vii) to withdraw any amount not required to be deposited in the Collection Account, which amount shall include all interest payments as to which the related Due Date occurs on or prior to the Cut-Off Date;

       (viii)  to clear and terminate the Collection Account pursuant to
     Section 10.01; and

         (ix)  in the event of a prepayment or satisfaction of a Mortgage
     Loan, to pay the refunds and expenses to which the Mortgagor is entitled as set forth on requests submitted by the Servicer which requests shall be substantially in the form of Exhibit O attached hereto.

          SECTION 3.12.  Investment of Funds in the Accounts.

          (a) The Servicer may direct in writing any depository institution maintaining the Collection Account, Certificate Account, Distribution Account or the Capitalized Interest Account, to invest the funds held therein in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) if such Permitted Investments are not obligations of the institution maintaining the account from which the funds are required to be withdrawn, no later than the Business Day immediately preceding the earliest date on which such funds may be required to be withdrawn from such account pursuant to this Agreement but in no event later than the Business Day immediately preceding the next Distribution Date, and
(ii) if such Permitted Investments are obligations of the institution maintaining the account from which the funds are required to be withdrawn, no later than the earliest date on which such funds may be required to be withdrawn from such account pursuant to this Agreement, but in no event later than the next Distribution Date. All such Permitted Investments shall be held to maturity, unless payable on demand.

          If the Servicer, with respect to the Collection Account, Certificate Account, the Distribution Account or the Capitalized Interest Account, does not provide investment

                                    III-14
directions to the depository institution with respect to the funds on deposit therein, such funds shall be invested in the Permitted Investments specified in clause (v) of the definition thereof, which may be administered by an affiliate of such depository institution.

          Any investment of funds on deposit in any Account shall be made in the name of the Trustee, in trust for the benefit of the Certificateholders. With respect to any Account held by the Trustee, the Trustee shall have sole control (except with respect to investment direction) over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee or its nominee. In the event amounts from funds on deposit in any Account are at any time invested in a Permitted Investment payable on demand, the Trustee shall:

          (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

          (y) demand payment of all amounts due thereunder promptly by a Responsible Officer of the Trustee having actual knowledge that such Permitted Investment would not constitute a Permitted Investment.

          (b) All net income and net gain realized from investment of funds deposited in the Collection Account shall be for the benefit of the Servicer and shall be subject to its withdrawal in accordance with Section 3.11. Net income or net gain realized from investment of funds deposited in the Certificate Account shall be treated in accordance with Article IV.

          (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee shall take such action as it is directed in writing by the Servicer or the Seller, as appropriate, to enforce such payment or performance, including the initiation and prosecution of appropriate proceedings; provided, however, that the Trustee shall be
                         --------  -------
indemnified and reimbursed for any costs, expenses, losses, or liabilities as provided in Section 8.05.

                                    III-15

          SECTION 3.13. Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage.

          The Servicer shall cause to be maintained for each Mortgage Loan, hazard insurance with insurers meeting FNMA or FHLMC guidelines with extended coverage on the related Mortgaged Property in an amount which is at least equal to the lesser of (a) the Loan Balance of such Mortgage Loan and any First Lien, (b) the maximum insurable value of such Mortgaged Property, and
(c) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis, in each case in an amount not less than such amount as is necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. The Servicer shall also cause to be maintained fire insurance with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the sum of the Loan Balance of the related Mortgage Loan and any First Lien at the time it became an REO Property, plus (x) accrued interest at the Mortgage Rate as of the time the Mortgage Loan became an REO Property and (y) related Servicing Advances as of the time the Mortgage Loan became an REO Property.

          Any amounts to be collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the prop-erty subject to the related Mortgage or amounts to be released to the Mortgagor in accordance with Accepted Servicing Procedures, subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the Collection Account, subject to withdrawal pursuant to
Section 3.11.

          Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificate-holders, be added to the Loan Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such addi-tional insurance. If the Mortgaged Property or REO Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area (and if the flood insurance policy referenced herein has been made available), the Servicer will cause to be maintained flood insurance in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the sum of the Loan Balance of the related Mortgage Loan and any First Lien, (ii) the maximum insurable value of the related Mortgaged Property, and (iii) the maximum amount

                                    III-16
of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

          In the event that the Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy Rating of A:VIII or better in Best's Key Rating Guide insuring against fire and hazard losses on all of the Mortgage Loans, or such other insurer as the Certificate Insurer may allow, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.13, it being understood and agreed that such policy may contain a deductible clause that is in form and substance consistent with standard industry practice for servicers of mortgage loans comparable to the Mortgage Loans, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 3.13, and there shall have been one or more losses which would have been covered by such policy, deposit to the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause without any right of reimbursement therefor. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trustee, the Certificate Insurer and Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

          The Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Servicer's obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of FNMA or FHLMC if it were the purchaser of the Mortgage Loans. The Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of FNMA or FHLMC if it were the purchaser of the Mortgage Loans. The Servicer shall be deemed to have complied with this provision if an affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. Any such errors and omissions policy and fidelity bond shall not be canceled without thirty days' prior written notice to the Trustee and the Certificate Insurer. Upon the request of the Trustee, any Certificateholder or the Certificate Insurer, the Servicer shall furnish to the requesting party copies of all binders and policies or certificates evidencing that such bonds and insurance policies are in full force and effect. The Servicer shall also cause each Sub-Servicer to maintain a policy of

                                    III-17
insurance covering errors and omissions and a fidelity bond which would meet the requirements set forth above.

          SECTION 3.14.  Enforcement of Due-On-Sale Clauses; Assumption
                         Agreements.

          (a) Except as otherwise provided in the next sentence, the Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause, if any, applicable thereto. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause or enforcement would materially increase the risk of default or delinquency on, or impair the security for, the Mortgage Loan, the Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the underwriting criteria of the Servicer as of the date of substitution which shall not be less restrictive than such criteria as set forth on Exhibit M hereof. In connection with any assumption or substitution, the Servicer shall apply Accepted Servicing Procedures. Any fee collected by the Servicer in respect of an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including, but not limited to, the related Mortgage Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such substitution or assumption agreement, which copy shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

          Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a

                                    III-18

Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Servicer believes in good faith that it may be restricted by law from preventing, for any reason whatever. For purposes of this Section 3.14, the term "assumption" is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

          SECTION 3.15.  Realization Upon Defaulted Mortgage Loans.

          (a) The Servicer shall, consistent with the servicing standards set forth in Section 3.01(b), foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with realization upon defaulted Mortgage Loans, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in accordance with Accepted Servicing Practices and the requirements of insurers under any insurance policy required to be maintained hereunder with respect to the related Mortgage Loan. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be
             --------  -------
recoverable as Servicing Advances by the Servicer as contemplated in this
Section 3.15.

          The Servicer shall not be required to make any Servicing Advance, to foreclose upon any Mortgaged Property, or otherwise expend its own funds toward the restoration of any Mortgaged Property that shall have suffered damage from an Uninsured Cause, unless it shall determine in its reasonable judgment, as evidenced by a certificate of a Servicing Officer, that such foreclosure or restoration, as the case may be, will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for Servicing Advances. Any Servicing Advances made with respect to a Mortgage Loan shall be recoverable by the Servicer only from recoveries on such Mortgage Loan.

          (b) Prior to conducting any sale in a foreclosure proceeding or accepting a deed-in-lieu of foreclosure with respect to any Mortgaged Property, the Servicer shall cause a review to be performed, in accordance with Accepted Servicing Practices, on the Mortgaged Property by a company such as Equifax, Inc. or Toxicheck, and the scope of such review shall be limited to the review of public records and documents for indications that such Mortgaged Property has on it, or is near, hazardous or toxic material or waste. If such review reveals that the Mortgaged Property has on it, under it or is near hazardous or toxic material or

                                    III-19
waste or reveals any other environmental problem, the Servicer shall provide a copy of the related report with an attached certification of a Responsible Officer that based on an analysis of all available information at the time it is the best judgment of such Responsible Officer that such foreclosure shall increase Net Recovery Proceeds to the Trustee and the Certificate Insurer and the Trust shall take title to such Mortgaged Property only after the Trustee has obtained the prior written consent of the Certificate Insurer. The Trustee shall promptly forward such report and certification to the Certificateholders.

          (c) The Servicer may at its option purchase from the Trust any Mortgage Loan which is 90 days or more Delinquent and which the Servicer determines in good faith will otherwise become subject to foreclosure proceedings at a price equal to the Purchase Price (evidence of such determination to be delivered in writing to the Trustee, the Seller and the Certificate Insurer prior to purchase); provided, however, that the aggregate Loan Balance of Mortgage Loans that may be so purchased by the Servicer shall not exceed an amount equal to 10% of the aggregate of the Cut-Off Date Loan Balances of all Mortgage Loans. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited into the Collection Account and the Trustee, upon (i) receipt of an Officer's Certificate of the Servicer as to the making of such deposit and (ii) confirmation that such deposit has been made, shall release or cause to be released to the Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment as are furnished by the Servicer, in each case without recourse, as shall be necessary to vest in the Servicer title to any Mortgage Loan released pursuant hereto, and the Trustee shall have no further responsibility or liability (except as to its own acts) with regard to such Mortgage Loan.

          (d) Unless otherwise required pursuant to the Mortgage Note, any Property Insurance Proceeds or Liquidation Proceeds received with respect to a Mortgage Loan or REO Property (other than received in connection with a purchase by the Class R Certificateholders of all the Mortgage Loans and REO Properties in the Trust Estate pursuant to Section 10.01) will be allocated in the following order of priority, in each case to the extent of available funds: first, to reimburse the Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances, and any related unreimbursed Delinquency Advances theretofore funded by the Servicer or any Sub-Servicer from its own funds, in each case, with respect to the related Mortgage Loan; second, to accrued and unpaid interest on the Mortgage Loan, at the Mortgage Rate (or at such lesser rate as may be in effect for such Mortgage Loan pursuant to application of the Civil Relief Act) on the Loan Balance of such Mortgage Loan, to the date of the Final Recovery Determination if one has been made, or to the Due Date in the

                                    III-20

Due Period prior to the Distribution Date on which such amounts are to be distributed if a Final Recovery Determination has not been made, minus any accrued and unpaid Servicing Fees with respect to such Mortgage Loan; third, to the extent of the Loan Balance of the Mortgage Loan outstanding immediate-ly prior to the receipt of such proceeds, as a recovery of principal of the related Mortgage Loan; and fourth, to any prepayment or late payment charges or penalty interest payable in connection with the receipt of such proceeds and to all other fees and charges due and payable with respect to such Mortgage Loan.

          (e) The Servicer shall deliver to the Trustee, the Seller and the Certificate Insurer on each Servicer Remittance Date a Liquidation Report in the form annexed as Exhibit H hereto as well as an electromagnetic tape in computer readable format (along with the Officers' Certificate referenced in the definition of Final Recovery Determination) with respect to each Mortgage Loan as to which the Servicer made a Final Recovery Determination during the related Due Period.

          SECTION 3.16.  Trustee to Cooperate; Release of Mortgage Files.

          Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Servicer will notify the Trustee by a certification in the form of Exhibit E-2 (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.10 have been or will be so deposit-
ed) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release the related Mortgage File to the Servicer. The Servicer shall provide for preparation of the appropriate instrument of satisfaction covering any Mortgage Loan which pays in full and the Trustee shall cooperate in the execution and return of such instrument to provide for its delivery or recording as may be required. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to any Account or shall be otherwise chargeable to the Trust, the Trustee, the Certificateholders or the Certificate Insurer.

          From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Trustee shall, upon request of the Servicer and delivery to the Trustee of a Request for Release in the form of Exhibit E-1, release the related Mortgage File to the Servicer, and the Trustee shall, at the direction of the Servicer, execute such documents as shall be necessary to the prosecution of any such

                                    III-21
proceedings. Such Request for Release shall obligate the Servicer to return each and every document previously requested from the Mortgage File to the Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Net Recovery Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Collection Account have been so deposited, a copy of the Request for Release shall be released by the Trustee to the Servicer.

          Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or
in equity.   Each such certification shall include a request that such plead-
ings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

          SECTION 3.17.  Servicing Compensation.

          As compensation for the activities of the Servicer hereunder, the Servicer shall be entitled to the Servicing Fee with respect to each Mortgage Loan, subject to Section 3.23, payable from payments of interest, Property Insurance Proceeds or Liquidation Proceeds in respect of such Mortgage Loan and from amounts distributable in accordance with Section 4.04(a)(v). The right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer's responsibilities and obligations under this Agreement, although any portion thereof may be paid to a Sub-Servicer as provided in the related Sub-Servicing Agreement.

                                    III-22

          Additional servicing compensation in the form of Net Recovery Proceeds in excess of the Loan Balance of the related Mortgage Loan, prepayment charges, penalty interest, assumption fees, late payment charges or otherwise shall be retained by the Servicer only to the extent such fees or charges are received by the Servicer (such amounts, "Additional Servicing Compensation"); provided, however, that on each Servicer Remittance Date, the
                --------  -------
Servicer shall transfer from the Collection Account to the Certificate Account the amount of any Additional Servicing Compensation, up to the amount equal to the Cumulative Net Losses (calculated before application of such amounts) (such amount, the "Make-Whole Amount"). The Make-Whole Amount shall be paid only from any amounts otherwise available for withdrawal on such Servicer Remittance Date from the Collection Account by the Servicer pursuant to 3.11(a)(vi) hereof. The Servicer shall also be entitled pursuant to Section 3.11(a)(ii) to interest or other investment income earned from the investment of funds on deposit in the Collection Account as additional servicing compensation. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, (x) payment of premiums for the insurance required by Section 3.13, to the extent such premiums are not paid by the related Mortgagors or by a Sub-Servicer and
(y) servicing compensation of each Sub-Servicer) and shall not be entitled to reimbursement therefor except as specifically provided herein.

          SECTION 3.18.  Reports to the Trustee; Collection Account
                         Statements.

          (a) On or before each Determination Date, the Servicer shall deliver to the Trustee (i) a computer-readable magnetic tape setting forth the payments and collections received with respect to the Mortgage Loans during the Due Period for the month immediately preceding the month in which such Determination Date occurs (such tape, a "Servicer Remittance Report") and (ii), if not included in the Servicer Remittance Report, a report and an electromagnetic tape in computer readable format, setting forth the information described in clauses (A) - (G) of Section 4.05 for the month immediately preceding the month in which such Determination Date occurs and such other information as the Trustee may request in order to fulfill its Obligations hereunder (such report, a "Delinquency Report").

          (b) If funds in the Collection Account during a Due Period have been invested in investments other than bank deposits of the depository institution maintaining the Collection Account or money market funds (as described in the definition of Permitted Investments), then, on or before the related Distribution Date, the Servicer shall forward to the Trustee, the Certificate Insurer and the Seller a statement in the form annexed hereto as
Exhibit I setting forth the

                                    III-23
activity in the Collection Account during the preceding calendar month.

          SECTION 3.19.  Statement as to Compliance and Financial
                         Statements.

          The Servicer will deliver to the Trustee, the Certificate Insurer, the Depositor and the Seller not later than 90 days following the end of each fiscal year of the Servicer, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof.

          Contemporaneously with the submission of the Officers' Certificate required by the preceding paragraph, the Servicer shall deliver to the Trustee and the Certificate Insurer a copy of its annual audited financial statements prepared in the ordinary course of business. The Servicer shall, upon the request of the Depositor, deliver to such party any unaudited quarterly financial statements of the Servicer.

          The Servicer shall forward to the Certificate Insurer a copy of any audited annual financial statements, as well as any unaudited quarterly financial statements, of any Sub-Servicer received by the Servicer, both at the Servicer's expense.

          The Servicer agrees to make available on a reasonable basis to the Depositor or the Certificate Insurer a knowledgeable officer of the Servicer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Certificate Insurer or the Depositor or the Underwriter on reasonable notice to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Certificate Insurer or the Depositor that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.

          The Servicer shall also furnish and certify to the requesting party such other information as to (i) its organization, activities and personnel relating to the performance of the obligations of the Servicer hereunder,
(ii) its financial condition, (iii) the Mortgage Loans and (iv) the performance of the obligations of any Sub-Servicer under the related Sub-Servicing Agreement, in each case as the Trustee,

                                    III-24
the Depositor or the Certificate Insurer may reasonably request from time to time.

          SECTION 3.20.  Independent Public Accountants' Servicing Report.

          Not later than 90 days following the end of each fiscal year of the Servicer, the Servicer at its expense shall cause any of Arthur Andersen & Co., Coopers & Lybrand, Deloitte & Touche, Ernst & Young, KPMG Peat Marwick and Price Waterhouse & Co. or such other nationally recognized firm of Independent Certified Public Accountants (which may also render other servic-es to the Servicer) to furnish a statement to the Trustee, the Certificate Insurer, the Seller and the Depositor to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or of mortgage loans under pooling and servicing agreements (including the Mortgage Loans and this Agreement) substantially similar to one another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, such firm confirms that such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC requires it to report, each of which errors and omissions shall be specified in such statement. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Sub-Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC (rendered within one year of such statement) of independent public accountants with respect to the related Sub-Servicer.

          SECTION 3.21.  Access to Certain Documentation.

          The Servicer shall provide to the OTS, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder or the Certificate Insurer, access to the documentation regarding the Mortgage Loans required by applicable state and federal laws and regulations. The Servicer shall similarly provide to the Trustee, the Depositor and the Certificate Insurer such access to the documentation regarding the Mortgage Loans as such Persons may reasonably require. Such access shall in each case be afforded without charge, but only upon reasonable request and during normal

                                    III-25
business hours at the offices of the Servicer or of a Sub-Servicer, as applicable, designated by it.

          SECTION 3.22.  Title, Management and Disposition of REO Property.

          (a) The deed or certificate of sale of any REO Property shall be taken in the name of the Trust, on behalf of the Certificateholders. The Servicer, on behalf of the Trust, shall sell any REO Property within two years after the Trust acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code, unless the Servicer has delivered to the Trustee, the Depositor and the Certificate Insurer an Independent Opinion of Counsel, addressed to the Trustee, the Certificate Insurer, the Depositor and the Servicer, to the effect that holding such REO Property for more than two years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code or cause the REMIC Trust to fail to qualify as a REMIC under federal law at any time that any Certificates are outstanding. The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of
Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions.

          (b) The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Servicer manages and operates similar property owned by the Servicer or any of its affiliates, all on such terms and for such period as the Servicer deems to be in the best interests of Certificateholders and the Certificate Insurer.

          Notwithstanding the foregoing, the Servicer shall not:

          (i) permit the Trust to enter into, renew or extend any New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

         (ii) permit any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;

                                    III-26

        (iii) authorize or permit any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

         (iv) allow any Person to Directly Operate any REO Property on any date more than 90 days after its date of acquisition by the Trust;

unless, in any such case, the Servicer has obtained an Independent Opinion of Counsel, addressed to itself, the Trustee and the Certificate Insurer, to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at any time that it is held by the Trust, in which case the Servicer may take such actions as are specified in such Opinion of Counsel.

          The Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

          (i) the terms and conditions of any such contract shall not be inconsistent herewith;

         (ii) any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above and remit all related revenues (net of such costs and expenses) to the Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

        (iii) none of the provisions of this Section 3.22(b) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the Trustee on behalf of the Certificateholders with respect to the operation and management of any such REO Property; and

         (iv) the Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for

                                    III-27
indemnification of the Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the Servicer's compensation pursuant to Section 3.17 is sufficient to pay such fees.

          (c) Subject to the time constraints set forth in Section 3.22(a), each liquidation of an REO Property shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer shall deem necessary or advisable, as shall be normal and usual in its general servicing activities, and the resulting Liquidation Proceeds shall be distributed in accordance with Section 3.15(d).

          (d) The Servicer shall prepare and file reports of foreclosure and abandonment in accordance with Section 6050(J) of the Code and shall provide written notice to the Trustee that such reports have been filed or that no filing was required.

          SECTION 3.23.  Prepayment Interest Shortfalls.

          The Servicer shall deposit into the Collection Account on or before 12:00 noon, New York time, on each Servicer Remittance Date an amount equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls resulting from Principal Prepayments during the related Due Period and (ii) its aggregate Servicing Fee received in such Due Period.

          SECTION 3.24.  Superior Liens.

          The Servicer shall file (or cause to be filed) or record a request for notice of any action by a superior lienholder under a First Lien for the protection of the Trustee's interest, if (i) local law provides that the filing of such a request will result in notification of junior lienholders in the event foreclosure proceedings are instituted and (ii) applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. The Servicer shall also notify any such superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the Mortgagor or the Mortgaged Property by the superior lienholder.

          Subject to the remainder of this Section 3.24, if the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the First Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have

                                    III-28
the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Trust, whatever actions are necessary to protect the interests of the Certificateholders, and/or to preserve the security of the related Mortgage Loan, subject to the application of the REMIC Provisions. The Servicer shall advance the necessary funds to cure the default or reinstate the superior lien, if such advance would have the effect of increasing the Net Recovery Proceeds.

          No advance shall be required to be made hereunder if such advance would, if made, constitute a nonrecoverable Servicing Advance. The determination by the Servicer that it has made a nonrecoverable Servicing Advance or that any proposed advance, if made, would constitute a nonrecoverable Servicing Advance, shall be evidenced by a certification of a Servicing Officer delivered to the Certificate Insurer, the Seller, the Depositor, the Rating Agencies and the Trustee no later than the Business Day following such determination.

          SECTION 3.25.  Indemnification.

          (a) The Servicer shall indemnify the Seller, the Trust, the Certificate Insurer, the Depositor and the Trustee (each an "Indemnified Party") and hold harmless each of them against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement; provided, however, that if the
                                             --------  -------
Servicer is not liable pursuant to the provisions of Section 6.03 hereof for its failure to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement, then the provisions of this
Section 3.25 shall have no force and effect with respect to such failure.

          (b) The Seller, the Certificate Insurer, the Depositor or the Trustee, as the case may be, shall promptly notify the Servicer if a claim is made by a third party with respect to a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. The Servicer shall promptly notify the Certificate Insurer, the Trustee and the Depositor of any claim of which it has been notified pursuant to this
Section 3.25 by a Person other than the Certificate Insurer or the Depositor as the case may be, and, in any event, shall promptly notify the Certificate Insurer and the Depositor of its intended course of action with respect to any claim. If

                                    III-29
the Certificate Insurer so directs the Servicer in writing within ten Business Days of such notice to the Certificate Insurer, the Servicer shall refrain from defending, and in any case if the Certificate Insurer so directs in writing at any time the Servicer shall cease defending (but only if the Servicer is not judicially or legally prohibited from doing so), such claim or shall settle such claim on terms acceptable to the Certificate Insurer; provided, however, that the Servicer need not comply with the Certificate
- --------  -------
Insurer's directions unless it is indemnified to its reasonable satisfaction by the Certificate Insurer against any liability that the Servicer may incur as a consequence of such compliance.

          (c) The Servicer shall be entitled to participate in and, upon notice to the Indemnified Party, assume the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Indemnified Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to the counsel of the Servicer, but the fees and expenses of such counsel will be at the expense of such Indemnified Party, unless (a) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Servicer, (b) the Servicer has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Servicer and one or more Indemnified Parties, and the Indemnified Parties shall have been advised by counsel that there may be one or more legal defenses available to them which are different from or additional to those available to the Servicer. The Servicer shall not be liable for any settlement of any such claim or action unless the Servicer shall have consented thereto or be in default on its obligations hereunder. Any failure by an Indemnified Party to comply with the provisions of this Section shall relieve the Servicer of liability only if such failure is materially prejudicial to the position of the Servicer and then only to the extent of such prejudice.

          SECTION 3.26. Certain Procedures Relating to Successor Sub-Servicers and Successor Servicers.

          (a) In the event that any Sub-Servicer is to be terminated the Certificate Insurer and the Servicer shall consult among themselves with respect to the appointment of a successor Sub-Servicer (it being acknowledged that the Servicer is obligated to service directly the Mortgage Loans pursuant to Section 3.03 hereof if no successor Sub-Servicer is appointed pursuant to this Section). In the event that such parties cannot, with reasonable promptness (but in no event later than 30 days), agree on the identity of the

                                    III-30
successor Sub-Servicer (or whether the Servicer shall be required to service directly the Mortgage Loans) the decision of the Certificate Insurer shall control.

          (b) In the event that the Servicer is to be replaced, the Certificate Insurer and the Trustee shall consult among themselves with respect to the appointment of a successor Servicer (it being acknowledged that the Trustee is obligated to act as successor Servicer pursuant to
Section 7.02 hereof, if no other successor Servicer is appointed pursuant to this Section). In the event that such parties cannot, with reasonable promptness (but in no event later than 30 days), agree on the identity of the successor Servicer, the decision of the Certificate Insurer shall control except that if a Certificate Insurer Default has occurred and is continuing, the decision of the Trustee shall control.

          (c) In connection with any change in the Servicer's servicing software, the Servicer shall promptly deliver to the Trustee and the Certificate Insurer an Officer's Certificate detailing the substance of such change and the Servicer shall cooperate fully with the Trustee in any manner as the Trustee reasonably deems necessary with respect to such change.

                                    III-31

                                  ARTICLE IV

                                FLOW OF FUNDS

          SECTION 4.01.  Establishment of Accounts.

          The Trustee shall establish on the Closing Date, and thereafter maintain the Certificate Account, the Distribution Account, the Capitalized Interest Account and the Policy Payments Account, each of which shall conform to the definition of Eligible Account and shall be held by the Trustee for the benefit of the Certificateholders and the Certificate Insurer, as their interests may appear.

          SECTION 4.02.  The Certificate Insurance Policy.

          (a) Not later than 3:00 p.m., New York time, on the third Business Day immediately preceding each Distribution Date, the Trustee shall determine the amount to be on deposit in the Distribution Account on such Distribution Date after taking into account the deposits described in Section 4.04 hereof relating to such Distribution Date but net of, without duplication, the amount of any Insured Payments and any investment earnings (such amount, the "Available Funds").

          If the Insured Distribution Amount for any Distribution Date exceeds the Available Funds for such Distribution Date (such event being an "Available Funds Shortfall"), the Trustee shall complete a notice in the form attached to the Policy (the "Notice") and shall submit such Notice to the Certificate Insurer no later than 10:00 a.m., New York time, on the second Business Day preceding such Distribution Date. Such Notice may be delivered by electronic facsimile (in which case the original shall be sent by overnight courier). The Notice shall constitute a claim for an Insured Payment pursuant to the Policy for an amount equal to the Available Funds Shortfall. Upon receipt of Insured Payments on behalf of the Class A Certificateholders, the Trustee shall deposit such Insured Payments in the Policy Payments Account, and shall thereafter transfer such Insured Payments to the Distribution Account for distribution solely to the Class A Certificateholders in accordance with Section 4.04(b).

          (b) The Trustee shall establish a separate special purpose trust account for the benefit of the Holders of the Class A Certificates and the Certificate Insurer (the "Policy Payments Account") over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit any amount paid under the Policy in the Policy Payments Account and distribute such amount only for purposes of payment to the Holders of Class
A Certificates of the Insured Payment for which a claim was made and such amount may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Trustee or the Trust. Amounts paid under the Policy shall be transferred to the Distribution Account in accordance with the next succeeding paragraph and thereafter disbursed by the Trustee to the Holders of the Class A Certificates in accordance with Section 4.04(b). It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay any Class A Distribution Amount with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Class A Certificates to be paid from funds transferred from the Policy Payments Account shall be noted in the statement to be furnished to related Holders of the Class A Certificates pursuant to Section 4.05. Funds held in the Policy Payments Account shall not be invested by the Trustee.

          On any Distribution Date with respect to which a claim has been made under the Policy, the amount of any funds received by the Trustee as a result of any claim under the Policy, to the extent required to make the Class A Distribution Amount on such Distribution Date shall be withdrawn from the Policy Payments Account and deposited in the Distribution Account and applied by the Trustee, together with the other funds to be deposited in the Distribution Account, directly to the payment of the Class A Distribution Amount due on the Class A Certificates. Funds received by the Trustee as a result of any claim under the Policy shall be deposited by the Trustee in the Policy Payments Account and then transferred to the Distribution Account and used solely for payment to the related Holders of the Class A Certificates and may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Trustee or the Trust. Any funds remaining in the Policy Payments Account on the first Business Day following a Distribution Date shall be remitted to the Certificate Insurer, pursuant to the instructions of the Certificate Insurer, by the end of such Business Day.

          (c) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Certificate from moneys received under the Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Trustee.

          (d) The Trustee shall receive, as attorney-in-fact of each Holder of a Class A Certificate, any Insured Payment from the Certificate Insurer and disburse the same to each Holder of a Class A Certificate in accordance with the provisions of this Article IV. Insured Payments disbursed by the Trustee from proceeds of the Policy shall not be considered payment by the Trust nor shall such payments discharge the obligation of the Trust with respect to such

Class A Certificates, and the Certificate Insurer shall be entitled to receive the Reimbursement Amount pursuant to Section 4.04(a)(vi). By acceptance of a Certificate, each Holder of a Certificate agrees and recognizes that to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Class A Certificateholders, the Certificate Insurer will be entitled to receive the Reimbursement Amount pursuant to Section 4.04(a)(vi).

          (e) The Trustee shall promptly notify the Certificate Insurer of any proceeding or the institution of any action, of which a Responsible Officer of the Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Class A Certificates. Each Holder of a Class A Certificate, by its purchase of such Certificate, the Servicer and the Trustee agree that, the Certificate Insurer (so long as no Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to, and each Holder, the Servicer and the Trustee hereby delegate and assign to the Certificate Insurer, to the fullest extent permitted by law, the rights of the Servicer, the Trustee and each Holder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to any adversary proceeding or action with respect to any court order issued in connection with any such Preference Claim.

          (f) It is understood and agreed that the intention of the parties is that the Certificate Insurer shall not be entitled to reimbursement on any Distribution Date for amounts previously paid by it unless on such Distribution Date the Class A Certificateholders shall also have received the full amount of the Insured Distribution Amount for such Distribution Date.

          SECTION 4.03.  Deposits To, and Transfers Among, the Accounts.

          (a) The Trustee shall deposit to the Certificate Account, upon receipt, the Interest Remittance Amount, the Principal Remittance Amount, any Make-Whole Amount required to be paid by the Servicer pursuant to Section 3.17, the Termination Price received by the Trustee in connection with a termination of the Trust pursuant to Article X hereof, any amounts received by the Trustee from the Servicer pursuant to Section 4.04(i) hereof and any amounts transferred on such Distribution Date from the Capitalized Interest Account pursuant to Section 4.08 hereof.

          (b) Prior to 1:00 p.m. New York time on any Distribution Date, the Trustee shall make all transfers required in order to make the payments required pursuant to Section 4.04.

          SECTION 4.04.  Flow of Funds and Distributions.

          (a) No later than 1:00 p.m., New York time, on each Distribution Date (or as described below) the Trustee shall apply the amounts on deposit in the Certificate Account in the following order of priority:

          (i)  first, from amounts then on deposit in the Certificate
     Account, the Trustee shall pay to the Certificate Insurer the Insurance Premium, provided that no Certificate Insurer Default has occurred and is continuing;

         (ii)  second, from amounts then on deposit in the Certificate
     Account, the Trustee shall pay itself the Trustee's Fee then due and any payments required to be paid from the Trust pursuant to Section 8.05 up to $50,000 cumulative payments for the preceding 12 month period and any expenses incurred at the direction of the Certificate Insurer;

        (iii) third, the Trustee shall distribute, from funds then on deposit in the Certificate Account as follows:

          (A) to the Distribution Account, an amount equal to the Class A Current Interest for such Distribution Date (other than any portion thereof to be funded from transfers directly to the Distribution Account pursuant to Section 4.02(b)); and

          (B) to the Distribution Account, the Principal Distribution Amount (other than any portion thereof to be funded from transfers directly to the Distribution Account pursuant to Section 4.02(b));

         (iv) fourth, to the Trustee any payments required to be paid from the Trust pursuant to Section 8.05 not paid in (ii) above;

          (v) fifth, to the Certificate Insurer, the amount of any Reimbursement Amount then owed to the Certificate Insurer;

         (vi) sixth, to the Servicer, reimbursement for any indemnity payments made by it hereunder, to the extent the Servicer has certified to the Trustee that such amounts are owing to it; and

        (vii) seventh, pro rata to the Holders of the Class R Certificates, the amount remaining, if any, in the Certificate Account after making the distributions in (i) through (vi) above.

          (b) After making the transfers to the Distribution Account pursuant to Section 4.04(a)(iii) above and, if an Insured Payment was made with respect to such Distribution Date, the amount deposited to the Distribution Account from the Policy Payments Account pursuant to Section 4.02(b) above, the Trustee shall distribute such amounts as follows:

          (i) to the Holders of each Class of the Class A Certificates, their pro rata share (based on the amount of interest each such Class is entitled to receive) of the Class A Current Interest for such Distribution Date; and

         (ii) sequentially, to the Holders of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, in that order, pro rata among the Certificateholders of each applicable Class, the Principal Distribution Amount, until their respective Class Certificate Principal Balances have been reduced to zero.

          (c) Notwithstanding Section 4.04(b)(ii) above, (x) in the event an Overcollateralization Deficit exists on any Distribution Date and the aggregage amount distributable as principal (including any Insured Payments) of the Class A Certificates is not sufficient to reduce such Overcollateralization Deficit to zero, then all amounts distributable as principal of the Class A Certificates on such Distribution Date shall be allocated concurrently to the outstanding Classes of Class A Certificates, pro rata, on the basis on their respective Class Certificate Principal Balances and (y) the aggregate amounts distributed on all Distribution Dates to the Holders of the Class A Certificates on account of principal shall not exceed the related Original Certificate Principal Balance existing on the Closing Date.

          (d) Whenever in the administration of the Trust the Trustee comes into possession of money or other property not otherwise required to be paid to the Class A Certificateholders, the Certificate Insurer, the Servicer or any other Person, or not required to be otherwise applied at any time pursuant to the provisions of this Agreement, the

Trustee shall promptly distribute such money or other property to the Class R Certificateholders pro rata.

          (e) Payments to the Certificateholders of each Class on each Distribution Date will be made to the Certificateholders of the respective Class of record on the related Record Date (other than as provided in Section 4.04(g) or Section 10.01 respecting the final distribution on such Class), and shall be made to each such Certificateholder (x) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certifi-cateholder shall have so notified the Trustee in writing in the case of the first Distribution Date, by the Closing Date, and, in the case of all subsequent Distribution Dates, at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of a Class R Certificate, or the registered owner of Class A Certificates evidencing a Percentage Interest aggregating at least 10%; or
(y) otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. Payments to the Certificate Insurer on any Distribution Date will be made by wire transfer of immediately available funds to the account designated by the Certificate Insurer.

          (f) The rights of the Certificateholders to receive distributions from the proceeds of the Trust in respect of the Certificates, and all interests of the Certificateholders in and to such distributions, shall be as set forth in this Agreement. In no event shall the Holders of any Class of Certificates, the Trustee, the Certificate Insurer, the Seller, the Depositor or the Servicer in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

          (g) Except as otherwise provided in Section 10.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trustee shall, no later than four days prior to the related Distribution Date, send, by overnight delivery or by registered mail, to each Holder on such date of such Class of Certificates and to the Certificate Insurer a notice to the effect that:

          (i) the Trustee expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date, and requesting that such Holder send its Certificates to the Trustee immediately following such final Distribution Date, and

         (ii) no interest shall accrue on such Certificates from and after the end of the related Due Period, and upon the Trustee's making of such final distribution with respect to such Class of Certificates, such Certificates will be absolutely null and void and of no further effect thereafter.

          (h) The Trustee shall distribute to the respective Class A Certificateholder any payment disbursed to it by the Certificate Insurer in respect of any previous distribution to a Class A Certificateholder that was avoided as a preference pursuant to a final, non-appealable order of a court of competent jurisdiction under applicable bankruptcy, insolvency, receivership or similar law, and that such Certificateholder has repaid to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, as the case may be.

          (i) With respect to each Account, the Servicer shall deliver to the Trustee for deposit in the Certificate Account the amount of any losses incurred in connection with the investment of funds in such Account within one Business Day of receipt from the Trustee of notice of any such losses. The Trustee shall not be responsible for and shall be indemnified by the Servicer for any expenses or liability incurred with respect to such investment losses.

          SECTION 4.05.  Statements to Certificateholders.

          On each Distribution Date the Trustee shall forward by mail to each Holder of a Class A Certificate and to the Certificate Insurer, a statement, parts of which shall be based upon Servicer Information and upon which the Trustee shall conclusively rely without independent verification, as to the distributions made on such Distribution Date setting forth the following information:

          (a)  the amount of the distribution;

          (b) the amount of the distribution allocable to principal, separately identifying the aggregate amount of any Principal Prepayments or other recoveries of principal included therein and separately identifying any Overcollateralization Increase Amounts;

          (c)  the amount of the distribution allocable to interest;

          (d) the amount of any Insured Payment included in the amounts distributed to the Holders of Class A Certificates on such Distribution Date;

          (e) the principal amount of each Class A Certificate (based on a Certificate in the original principal amount of $1,000) which will be outstanding and the Class A Certificate Principal Balance, in each case after giving effect to any payment of principal on such Distribution Date;

          (f)  the amount of any Overcollateralization Reduction Amount;

          (g)  the amount of any Overcollateralization Deficit;

          (h)  the amount of any Specified Overcollateralization Deficiency
     Amount;

          (i) the amount, if any, of any Realized Losses for the related Due Period;

          (j) the Overcollateralized Amount, if any, remaining after giving effect to all distributions on such Distribution Date;

          (k)  the Class A Carry-Forward Amount, if any;

          (l) the total of any Substitution Shortfall Amounts or Purchase Price amounts paid or received by the Servicer with respect to the related Due Period;

          (m) the weighted average Mortgage Rate of the Mortgage Loans as of the last day of the calendar month preceding the month of such Distribution Date;

          (n) the current weighted average of the remaining terms of the Mortgage Loans;

          (o)  the number of Mortgage Loans outstanding;

          (p) the cumulative number and Loan Balances of liquidated Mortgage Loans;

          (q) the amount of cumulative Realized Losses and its percentage of the Maximum Collateral Amount and in total dollar amount;

          (r) the sum of the outstanding Loan Balances of the three Mortgage Loans having the largest Loan Balances as of the last day of the immediately preceding Due Period;

          (s)  the amount of the Monthly Excess Spread for such Distribution
     Date;

          (t) the current outstanding aggregate Loan Balances of the Mortgage Loans as of the last day of the related Due Period;

          (v) the original Cut-Off Date Loan Balance of each Mortgage Loan which was modified or extended pursuant to Section 2.11 or 3.07 hereof;

          (w)  the Remittance Report (defined in Section 4.06); and

          (x)  the Reimbursement Amount, if any.

          Items (a), (b) and (c) above shall be presented on the basis of a certificate having a $1,000 denomination.

          In addition, on each Distribution Date the Trustee shall distribute to each Holder, together with the information described above, the following information based solely upon Servicer Information provided to the Trustee pursuant to Section 3.18(a) hereof upon which the Trustee may conclusively rely without independent verification:

          (A) the number of, and aggregate Loan Balance (including the percentage equivalent relative to the aggregate Loan Balance of all Mortgage Loans) of, Mortgage Loans (i) 30-59 days delinquent, (ii) 60-89 days delinquent and (iii) 90 days or more delinquent (which statistics shall include Mortgage Loans in foreclosure but which shall exclude REO Properties), as of the close of business on the last day of the calendar month next preceding such Distribution Date and the aggregate Loan Balances of all Mortgage Loans as of such date;

          (B) the number of, and aggregate Loan Balance of, all Mortgage Loans in foreclosure proceedings (other than any Mortgage Loans described in clause (C)) and the percent of the aggregate Loan Balances of such Mortgage Loans to the aggregate Loan Balances of all Mortgage Loans, all as of the close of business on the last day of the calendar month next preceding such Distribution Date;

          (C) the number of, and the aggregate Loan Balance of, the related Mortgage Loans in bankruptcy proceedings (other than any Mortgage Loans described in clause (B)) and the percent of the aggregate Loan Balances of such Mortgage Loans to the aggregate Loan Balances of all Mortgage Loans, all as of the close of business on the last day of the calendar month next preceding such Distribution Date;

          (D) the number of REO Properties, the aggregate Loan Balances of the related Mortgage Loans, the book value of such REO Properties and the percent of the aggregate Loan Balances of such Mortgage Loans to the aggregate Loan Balances of all Mortgage Loans, all as of the close of business on the last day of the calendar month next preceding such Distribution Date;

          (E) for each Mortgage Loan which is an REO Property, the Loan Balance of such Mortgage Loan, the Value of the Mortgaged Property, the value established by any new appraisal, the estimated cost of disposing of the Mortgage Loan and the amount of any unreimbursed Delinquency Advances and Servicing Advances;

          (F)  for each Mortgage Loan which is in foreclosure, the Loan
     Balance of such Mortgage Loan, the Value of the Mortgaged Property, the Loan-to-Value Ratio as of the date of origination, the Loan-to-Value Ratio as of the close of business on the last day of the calendar month next preceding such Distribution Date and the last paid-to-date;

          (G) the principal balance of each Mortgage Loan that was modified or extended pursuant to Section 2.10 or 3.01 hereof; and

          (H) the number of, and aggregate Loan Balance of, all Mortgage Loans that are 30 days or more delinquent and that are secured by Small Mixed-Use Properties, together with the loan number of each such Mortgage Loan and the number of days delinquent.

          Within a reasonable period (which shall not be more than 45 days) of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Class A Certificate a statement containing the information set forth in subclauses
(a)-(c) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that sub-stantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

          On each Distribution Date the Trustee shall forward to the Certificate Insurer, to the Depositor, to the Seller, to each Holder of a Class R Certificate and to the Servicer a copy of the reports forwarded to the Class A Certificateholders on such Distribution Date, and a report of the amounts, if any, actually distributed with respect to the Class R
Certificates on such Distribution Date.

          Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to any Person who at any time during the calendar year was a Holder of a Class R Certificate a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.

          The Trustee shall forward to each Certificateholder within five Business Days after the furnishing or receipt thereof by the Trustee, as the case may be, copies of any (i) directions, notices, certificates, opinions or reports furnished hereunder by the Trustee to the Servicer, the Seller, the Depositor, the Certificate Insurer or to the Rating Agencies,
(ii) directions, notices, certificates, reports, opinions or any other information or document furnished to the Trustee by the Servicer, the Seller, the Depositor, the Certificate Insurer or the Rating Agencies and (iii) anything requested in writing by any Certificateholder which the Trustee otherwise sends to some other Person pursuant to this Agreement (excluding, however, routine items sent to Mortgagors, taxing or local property records authorities and similar items) which, in the case of clause (iii), such Certificateholder is not otherwise receiving; provided, however, that any
                                              --------  -------
such documents or information requested under clause (iii) shall be at the expense of the requesting Certificateholder; provided, further, that the
                                             --------  -------
Trustee shall not be required to provide any document or information which it is otherwise legally prohibited from providing.

          SECTION 4.06. Remittance Reports; Delinquency Advances by the Servicer and Insurance Claims.

          (a) The Trustee shall, not later than four Business Days prior to each Distribution Date, prepare and furnish by telecopy a statement (with respect to such Distribution Date, the "Remittance Report") to the Seller, the Certificate Insurer and the Servicer setting forth: (i) the Insured Distribution Amount for such Distribution Date, separately identifying the portions thereof allocable to principal and interest; (ii) whether the Available Funds expected to be on deposit in the Distribution Account on such Distribution Date will be sufficient to cover the Insured Distribution Amount and, if not, the amount of the resulting Available Funds Shortfall; (iii) the amount of Delinquency Advances to be made by the Servicer in respect of the related Distribution Date, the aggregate amount of Delinquency Advances outstanding after giving effect to such Delinquency Advances, and the aggregate amount of Nonrecoverable Delinquency Advances in respect of such Distribution Date; (iv) the Reimbursement Amount due and owing to the Certificate Insurer on such Distribution Date; (v) with respect to any reimbursement to be made to the Certificate Insurer for any part or all of the Reimbursement Amount on such Distribution Date, the amount, if any, allocable to principal and the amount allocable to interest; (vi) the aggregate amount of payments in respect of Prepayment Interest Shortfalls to be deposited in the Collection Account by the Servicer on the related Servicer Remittance Date pursuant to Section 3.23; and (vii) the amount of any Overcollateralization Increase Amount to be paid from Monthly Excess Spread on such Distribution Date and the Overcollateralized Amount after giving effect to all distributions on such Distribution Date.

          (b) On or before 12:00 noon, New York time, on the Servicer Remittance Date, the Servicer shall deposit to the Collection Account, for inclusion in the Interest Remittance Amount on such Servicer Remittance Date, in immediately available funds, the amount necessary to make the amount then on deposit in the Collection Account with respect to interest collections received on the Mortgage Loans that were due during the immediately preceding Due Period equal to the Interest Remittance Amount with respect to such Due Period, after taking into account all amounts in respect of Prepayment Interest Shortfalls paid by the Servicer pursuant to Section 3.23 (any such deposit made by the Servicer, a "Delinquency Advance"). The Servicer is permitted to fund its payment of Delinquency Advances from amounts then on deposit in the Collection Account representing collections on the Mortgage Loans relating to the then-current or any subsequent Due Period; any such amounts shall be replaced by Servicer on or prior to the next Servicer Remittance Date. The Servicer shall be required to make Delinquency Advances from its own funds (subject to reimbursement from subsequent collections on the Mortgage Loans, when available) to the extent that such amounts in the Collection Account are insufficient.

          (c) The obligation of the Servicer to make such Delinquency Advances is mandatory, notwithstanding any other provision of this Agreement and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination or an REO Disposition in connection therewith or the purchase or repurchase thereof from the Trust pursuant to any applicable provision of this Agreement.

          (d) In addition to the Delinquency Advances, the Servicer shall deposit into the Collection Account a special advance of $51,799.72 (the "Special Advance") on the Servicer Remittance Date occurring in August 1996 with respect to Mortgage Loans as to which the first Due Date is August 1, 1996. The Special Advance shall be made without regard to recoverability and shall not be reimbursable. In no event shall the Trustee, as successor Servicer, be liable for the payment of the Special Advance.

          SECTION 4.07.  Compliance with Withholding Requirements.

          Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to

Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate to such Certificateholders the amount withheld. Any amounts so withheld shall be deemed to have been distributed to the related Certificateholders for all purposes of this Agreement and the Policy.

          SECTION 4.08.  Capitalized Interest Account.

          On the Closing Date, the Seller shall deposit into the Capitalized Interest Account an amount equal to $480,022.41. On or prior to 1:00 p.m., New York time, on the Distribution Date occurring in July 1996, the Trustee shall transfer from the Capitalized Interest Account to the Certificate Account the Capitalized Interest Requirement. The Capitalized Interest Account shall not be an asset of the REMIC Trust. Any reinvestment earnings on the amounts in the Capitalized Interest Account shall be taxable to the Seller. Any amount remaining in the Capitalized Interest Account after giving effect to the withdrawal therefrom on the Distribution Date in July 1996 shall be distributed to the Seller on such date.

                                  ARTICLE V

                               THE CERTIFICATES

          SECTION 5.01.  The Certificates.

          The Certificates consist of the Class A Certificates and the Class R Certificates. The Certificates in the aggregate will represent the entire beneficial ownership interest in the Mortgage Loans and all other assets included in the Trust Estate.

          The Certificates will be substantially in the forms annexed hereto as Exhibits A, B and C. The Certificates of each Class will be issuable in registered form only, in denominations of authorized Percentage Interests as described in the definition thereof. Each Certificate will share ratably in all rights of the related Class.

          Upon original issue, the Certificates shall be executed, authenticated and delivered by the Trustee upon the Written Order to Authenticate and upon receipt of the documents specified in Section 2.04.
The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper offi-cers of the Trustee shall bind the Trustee, notwithstanding that such indivi-duals or any of them have ceased to hold such offices prior to the authen-tication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided herein executed by the Trustee by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          Interest shall accrue on the Certificates on the basis of a 360-day year consisting of twelve 30-day months except as otherwise provided herein. The interest accrual period with respect to the Certificates shall be the related Due Period.

          SECTION 5.02.  Registration of Transfer and Exchange of
                         Certificates.

          (a) The Trustee shall cause to be kept at the office or agency appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of

Certificates and of transfers and exchanges of Certificates as herein provided. The Depositor, each Certificateholder and the Certificate Insurer shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Trustee as to the information set forth in the Certificate Register. The Trustee shall furnish or cause to be furnished to the Depositor and to the Certificate Insurer and to any Certificateholder a listing of the names and addresses of the Certificateholders on reasonable request.

          (b) (i) The Class R Certificates have not been registered or qualified under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws or "Blue Sky" laws. No transfer, sale, pledge or other disposition of any Class R Certificate shall be made unless such disposition is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws or "Blue Sky" laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made in reliance upon an exemption from the 1933 Act, the Trustee shall not register such transfer unless:

               (A) the Class R Certificateholder desiring to effect such disposition and such Class R Certificateholder's prospective transferee each certify to the Trustee in writing the facts surrounding such disposition, which certification shall be substantially in the form of Exhibit J hereto; or

               (B) the Class R Certificateholder desiring to effect such disposition delivers to the Trustee an Opinion of Counsel satisfactory to the Trustee that such transfer may be made pursuant to an exemption from the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee

               Neither the Seller, the Depositor, the Servicer nor the Trustee are obligated under this Agreement to register the Class R Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of Class R Certificates without such registration or qualification. Any such Class R Certificateholder desiring to effect such transfer shall, and does hereby agree to, promptly indemnify and reimburse the Trustee, the Seller, the Depositor and the Servicer for costs and expenses incurred in connection with any liability that results if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

            (ii) Notwithstanding anything to the contrary herein, the Trustee shall not register the transfer of any Certificate unless it shall have received (a) a representation letter substantially in the form of Exhibit J hereto or (b) in the case of a transfer to an insurance company general account, either a representation letter as described in (a) above or, if such representation letter does not contain the representation provided for in item D of such Exhibit J, then in lieu thereof, an Opinion of Counsel from the prospective transferee of such Certificate, acceptable to, and in form and substance satisfactory to, the Trustee and the Seller, to the effect that the acquisition and holding of the Certificate and the servicing, management and operation of the Trust with respect to such prospective transferee are exempt from the "prohibited transaction" provisions of ERISA and the Code pursuant to Prohibited Transaction Class Exemption 95-60 (relating to insurance company general accounts).

          (c) Notwithstanding anything to the contrary contained herein, except for the transfer on the Closing Date of the Class R Certificates to the Seller, prior to registration of any transfer, sale or other disposition of a Class R Certificate, the proposed transferee shall provide to the Servicer, the Seller, the Class R Certificateholders and the Trustee: (i) an affidavit substantially in the form of Exhibit K hereto to the effect that such transferee is not a Disqualified Organization or a non-U.S. Person or an agent or a non-U.S. Person (including a broker, nominee or middleman) of a Disqualified Organization; and (ii) a certificate which acknowledges that
(A) the Class R Certificates have each been designated as a residual interest in a REMIC, (B) it will include in its income the entire net income of the REMIC Trust and that such income may be an "excess inclusion", as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding Class R Certificates, and (D) no purpose of the acquisition of a Class R Certificate is to avoid or impede the assessment or collection of tax. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of a Class R Certificate to a Disqualified Organization or an agent or a non-U.S. Person (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions in respect of such Class R Certificate. If any purported transfer shall be in violation of the provisions of this Section 5.02(c), then the prior Holder of the Class R Certificate purportedly transferred shall, upon discovery that the transfer of the Class R Certificate was not in fact permitted by this
Section 5.02(c), be restored to all rights as Holder thereof retroactive to the date of the purported transfer of the Class R Certificate. The Trustee, the Depositor (except in its capacity as transferor of such Certificate), the Seller and the Servicer shall have no liability to any Person for any registration or transfer of a Class R Certificate that is not permitted by this Section 5.02(c) or for making payments due on such Class R Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement if the Trustee, the Seller and the Servicer have received the affidavit and certificate referenced above. The prior Holder shall be entitled to recover from any purported Holder of a Class R Certificate that was in fact not a permitted transferee under this Section 5.02(c) at the time it became a Holder, all payments made on the Class R Certificate. The Holder of a Class R Certificate, by its acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 5.02(c) and to any amendment of this Agreement deemed necessary by counsel to the Seller to ensure that the transfer of a Class R Certificate to a Disqualified Organization or any other Person will not cause the REMIC Trust to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC Trust.

          (d) Subject to the preceding paragraphs, upon surrender for registration of transfer of any Certificate (duly endorsed, or accompanied by an executed assignment, as specified in the Certificate) at any agency or office appointed by the Trustee for such purpose pursuant to Section 8.12, the Trustee or its agent shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

          (e) At the option of the Certificateholders, each Certificate may be exchanged for other Certificates of the same Class with authorized denominations and a like aggregate Percentage Interest, upon surrender of such Certificate to be exchanged at any office or agency appointed by the Trustee for such purpose pursuant to Section 8.12. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or its agent) be duly endorsed by, or be accompanied by an assignment in the form attached to the Certificate or by a written instrument of transfer in the form reasonably satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing.

          (f) No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          (g) All Certificates surrendered for transfer and exchange shall be canceled and destroyed by the Trustee in accordance with its customary procedures.

          (h) The Trustee shall not register any Class A Certificate in the name of the Trust, the Servicer, the Seller, any Sub-Servicer or any of their respective affiliates, (the Trustee may require any prospective transferee of any Class A Certificate to certify that it is not such an affiliate).

          SECTION 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

          If (i) any mutilated Certificate is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Insurer such security or indemnity (provided that an unsecured letter of indemnity in a form reasonably satisfactory to the Trustee from a Holder which is an insurance company having long-term unsecured debt which is rated at least investment grade (or having a comparable claim-paying ability rating) and having a minimum net worth of $100,000,000 shall satisfy such requirement) as may be required by them to save each of them harmless, then, in the absence of actual knowledge by a Responsible Officer of the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like denomination and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 5.04.  Persons Deemed Certificateholders.

          The Seller, the Depositor, the Servicer, the Trustee, the Certificate Insurer and any agent of any of them may treat the Person in whose name any Certificate is registered in the Certificate Register as the Certificateholder for the purpose of receiving distributions pursuant to
Section 4.04 and for all other purposes whatsoever, and neither the Seller, the Depositor, the Servicer, the Trustee, the Certificate Insurer nor any agent of any of them shall be affected by notice to the contrary.

          SECTION 5.05.  Book-Entry Certificates.

          Each Class of Class A Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to the Depository by or on behalf of the Depositor. Such Certificates shall initially be registered on the Certificate Register in the name of the Depository or its nominee, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in such Certificates, except as provided in
Section 5.07. Unless and until definitive, fully registered Certificates ("Definitive Certificates") have been issued to the Certificate Owners of
  -----------------------
such Certificates pursuant to Section 5.07.:

          (a) the provisions of this Section shall be in full force and effect;

          (b) the Depositor, the Servicer, the Certificate Insurer and the Trustee may deal with the Depository and the Depository Participants for all purposes (including the making of distributions) as the authorized representative of the respective Certificate Owners of such Certificates;

          (c) registration of the Book-Entry Certificates may not be transferred by the Trustee except to another Depository;

          (d) the rights of the respective Certificate Owners of such Certificates shall be exercised only through the Depository and the Depository Participants and shall be limited to those established by law and agreements between the Owners of such Certificates and the Depository and/or the Depository Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued with respect to any Class of Class A Certificates pursuant to Section 5.07, the Depository will make book-entry transfers among the Depository Participants and receive and transmit distributions of principal and interest on the related Certificates to such Depository Participants;

          (e) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants;

          (f) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants; and

          (g) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control.

          For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Certificateholders evidencing a specified percentage of the Voting Rights such direction or consent may be given by Certificate Owners (acting through the Depository and the Depository Participants) owning Book-Entry
Certificates evidencing the requisite percentage of Class Certificate Principal Balance of such Class.

          SECTION 5.06.  Notices to Depository.

          Whenever any notice or other communication is required to be given to Certificateholders of any Class with respect to which Book-Entry Certificates have been issued, unless and until Definitive Certificates shall have been issued to the related Certificate Owners, the Trustee shall give all such notices and communications to the Depository.

          SECTION 5.07.  Definitive Certificates.

          If after Book-Entry Certificates have been issued with respect to the Class A Certificates, (a) the Depositor advises the Trustee that the Depository is no longer willing or able to discharge properly its responsibilities under the Depository Agreement with respect to such Certificates and the Trustee or the Depositor is unable to locate a qualified successor, (b) the Depositor, at its sole option, advises the Trustee that it elects to terminate the book-entry system with respect to such Certificates through the Depository or (c) after the occurrence and continuation of an Event of Default, Certificate Owners of any Class of Certificates evidencing at least 51% of the Voting Rights of such Class advise the Trustee and the Depository in writing through the Depository Participants that the continuation of a book-entry system with respect to such Certificates through the Depository (or its successor) is no longer in the best interests of the Certificate Owners with respect to such Certificates, then the Trustee shall notify all Certificate Owners of such Certificates, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon surrender to the Trustee of any such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall authenticate and deliver such Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of such Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of such Definitive Certificates as Certificateholders hereunder.

                                  ARTICLE VI

                         THE SELLER AND THE SERVICER

          SECTION 6.01. Liability of the Seller, the Depositor and the Servicer.

          The Seller, the Depositor and the Servicer each shall be severally liable in accordance herewith only to the extent of the obligations specifi-cally imposed by this Agreement and undertaken hereunder by the Seller, the Depositor and the Servicer, respectively, herein.

          SECTION 6.02. Merger or Consolidation of the Seller or the Servicer.

          Subject to the following paragraph, the Seller will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. The Servicer will keep in full effect its existence, rights and franchises as a corporation organized under the laws of the State of New York (or under the laws of such other jurisdic-tion as may in the future issue a charter for the Servicer). The Seller and the Servicer each will (and the Servicer will require each Sub-Servicer in the related Sub-Servicing Agreement to) obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          The Seller or the Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Seller or the Servicer shall be a party, or any Person succeeding to the business of the Seller or the Servicer, shall be the successor of the Seller or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person
                 --------  -------
to the Servicer shall satisfy the requirements of Sections 6.06 and 7.02 hereof with respect to the qualifications of a successor Servicer.

          SECTION 6.03. Limitation on Liability of the Seller, the Servicer and Others.

          Neither the Seller, the Depositor or the Servicer nor any of the directors, officers, employees or agents of the Seller, the Depositor or the Servicer, or members or affiliates of the Depositor shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not
                        --------  -------
protect the Seller, the Depositor, the Servicer or any such person against the remedies provided herein for the breach of any warranties, represen-tations or covenants made herein, or against any specific liability imposed on the Seller, the Depositor or the Servicer herein, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Servicer, the Depositor or the Seller, as the case may be, or by reason of reckless disregard of obli-gations and duties of the Servicer, the Depositor or the Seller, as the case may be, hereunder. The Seller, the Depositor, the Servicer and any director, officer, employee or agent of the Seller, the Depositor or the Servicer, or any member or affiliate of the Depositor may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted
                            ----- -----
by any Person respecting any matters arising hereunder.

          The Servicer, the Seller and the Depositor and any director, officer, employee or agent of the Servicer, the Seller or the Depositor shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Except as otherwise provided herein, neither of the Seller, the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not related to its respective duties under this Agreement; provided, however,
                                                       --------  -------
that, except as otherwise provided herein, any of the Seller, the Depositor, or the Servicer may, with the prior consent of the Trustee, the Certificate Insurer, in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders and the Certificate Insurer hereunder. In such event, the legal expenses and costs of such action, with the prior written consent of the Certificate Insurer, and any liability resulting therefrom shall be, expenses, costs and liabilities of the Trust, and the Seller, the Depositor and the Servicer shall be entitled to be reimbursed therefor out of the Certificate Account.

          SECTION 6.04. Limitation on Resignation of the Servicer; No Assignment or Delegation of Duties by Servicer.

          The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) by the mutual consent of the Certificate Insurer (except that if a Certificate Insurer Default has occurred and is continuing, the decision of the Trustee shall control) and the Trustee or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to clause (b) of the preceding sentence permitting the resignation of the Servicer shall be evidenced by an Independent Opinion of Counsel to such effect delivered (at the expense of the Servicer) to the Trustee and the Certificate Insurer. No resignation of the Servicer shall become effective until the Trustee or a successor servicer, appointed pursuant to the provisions of 3.26(b) and satisfying the requirements of Sections 6.06 and 7.02 hereof with respect to the qualifications of a successor Servicer, shall have assumed the Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

          Except as expressly provided herein, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or (except as permitted by Section 3.02) delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder, without the prior written consent of each of the Certificate Insurer except that if a Certificate Insurer Default has occurred and is continuing, the decision of the Trustee shall control, and notice to the Trustee, and absent such written consent any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void.

          SECTION 6.05.  Rights of the Seller, the Depositor, the
                         Certificateholders and Others in Respect of the Servicer.

          The Servicer shall (and shall require any Sub-Servicer in the related Sub-Servicing Agreement to) afford, the Seller, the Depositor, the Trustee and any Class A Certificateholder who has a greater than 10% Percentage Interest in the related Class and any representative or agent of the foregoing and the Certificate Insurer, upon reasonable notice, during normal business hours, access to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer and each Sub-Servicer responsible for such obligations. Upon request and at such requesting party's expense, the Servicer shall furnish to the Seller, the Depositor, the Certificate

Insurer, any Certificateholder and the Trustee the Servicer's most recent publicly available financial statements and each Sub-Servicer's most recent financial statements (annual or quarterly statements, as the case may be) and such other information relating to their capacity to perform their obliga-tions under this Agreement as the Servicer or such Sub-Servicer possesses.

          To the extent such information is not otherwise available to the public, the Seller, the Depositor, the Certificateholders, the Servicer (with respect to information of any Sub-Servicer) and the Trustee and the Certificate Insurer shall not disseminate any information obtained pursuant to the preceding two sentences without the Servicer's or the Sub-Servicer's (only with respect to information of such Sub-Servicer) written consent, except as required pursuant to this Agreement or to the extent that it is necessary to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies for reasons consistent with the performance of their respective duties or (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority, or as may be required in any report submitted to any regulatory body, having jurisdiction over the Seller, the Depositor, the Servicer, the Trustee, any Certificateholder or the Trust Estate, as the case may be, and in any case, the Seller, the Depositor, the Servicer (with respect to information of any Sub-Servicer) or the Trustee, as the case may be, shall use its best efforts to assure the confidentiality of any such disseminated non-public information.

          SECTION 6.06.  Eligibility Requirements for Servicer.

          The Servicer hereunder shall at all times be a corporation or a state-chartered or national bank acceptable to the Certificate Insurer except that if a Certificate Insurer Default has occurred and is continuing, such entity shall be acceptable to the Trustee. The Servicer shall be organized and doing business under the laws of any state or the United States of America having equity of at least ($50,000,000) (other than the original Servicer) (or such lower level as may be acceptable to the Certificate Insurer, or, if a Certificate Insurer Default has occurred and is continuing, to the Trustee). In case at any time the Servicer shall cease to be eligible in accordance with the provisions of this Section, the Servicer shall resign immediately in the manner and with the effect specified in Section 7.02(a).

                                 ARTICLE VII

                                   DEFAULT

          SECTION 7.01.  Servicer Defaults; Certain Matters Affecting the
                         Servicer.

          (a) "Servicer Default", wherever used herein, means any one of the following events:

          (i) any failure by the Servicer to deposit in the Collection Account and the Certificate Account any amount (other than a Delinquency Advance required to be made from its own funds) that it is required to deposit under the terms of this Agreement, which continues unremedied for a period of two Business Days after the date upon which such payment was required to be remitted or paid; or

         (ii) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in the Certificates or in this Agreement which continues unremedied for a period of 30 days after the first date on which (x) a Servicing Officer has knowledge of such failure or (y) written notice of such failure, requiring the same to be remedied, shall have been given to a Servicing Officer by the Seller, the Certificate Insurer, the Majority Certificateholders, the Depositor, or the Trustee; or

        (iii) a decree or order for relief of a court or agency or super-visory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 45 days; or

         (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

          (v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

         (vi) any failure of the Servicer, in its capacity as Seller, to repurchase, or substitute a Qualified Substitute Mortgage Loan for, any Mortgage Loan as required by Section 2.06 hereof; or

        (vii) any failure of the Servicer to pay any Delinquency Advance or any amount in respect of Prepayment Interest Shortfalls on any Servicer Remittance Date required to be made from its own funds pursuant to Section
     3.23 or 4.06, respectively, that continues unremedied for a period of one Business Day; or

       (viii) an insufficiency in Available Funds occurs on a Distribution Date, resulting in the need for an Insured Payment, unless the Certificate Insurer determines that such insufficiency in Available Funds resulted from causes beyond the reasonable control of the Servicer; or

         (ix) either (a) the Servicer fails to make any payment due with respect to recourse debt or other obligations which such debt or obligations has (or have) an aggregate principal balance of $750,000 or more; or (b) the occurrence of any event or the existence of any condition, the effect of which is to cause (or permit one or more persons to cause) $750,000 or more of recourse debt or other obligations of the Servicer to become due before its (or their) stated maturity or before its (or their) regularly scheduled dates of payment, in each case, so long as such failure, event or condition shall be continuing and shall not have been waived by the person or persons entitled to performance; or

          (x) the rendering against the Servicer of a final judgment, decree or order for the payment of money in excess of $750,000 which is uninsured, and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 60 consecutive days without a stay of execution; or

         (xi) the stockholders' equity of the Servicer calculated in accordance with generally accepted accounting principles is less than $3,000,000; or

        (xii)  a failure of the Servicer to meet the Servicer
     Termination Test; or

       (xiii)  there is a change of "control" of the Servicer (where
     "control" has the meaning ascribed to it in the Securities Exchange Act of 1934, as amended from time to time), unless the Certificate Insurer has determined in a manner which is not arbitrary or capricious that such

                                    VII-2
     change in control does not have a material adverse effect on the interests of the Certificate Insurer.

          If a Servicer Default shall occur, then, and in each and every such case, so long as such Servicer Default shall not have been remedied, (x) the Certificate Insurer or (y) the Trustee at the direction of the Majority Certificateholders, with the consent of the Certificate Insurer, may, by notice in writing to the Servicer, the Trustee, the Depositor, the Seller, each Certificateholder and the Certificate Insurer, terminate all of the rights and obligations of the Servicer in its capacity as Servicer under this Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof.

          On and after the receipt by the Servicer of any such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or the Policy or otherwise, shall pass to and be vested in the Trustee or other successor Servicer appointed pursuant to Section 3.26 hereof and, without limitation, the Trustee or such other successor Servicer is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.

          The Servicer agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the successor Servicer with all documents and records requested by it to enable it to assume the Servicer functions under this Agreement, and to cooperate with the successor Servicer in effecting the termination of the Servicer's responsibilities and rights under this Agreement, including, without limitation, the transfer within one Business Day to the successor Servicer or its designee for administration of all cash amounts which shall at the time be or should have been credited by the Servicer to any Account, or which shall thereafter be received with respect to the Mortgage Loans or any REO Property (provided,
                                                                 --------
however, that the Servicer shall continue to be entitled to receive all
- -------
amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Delinquency Advances or otherwise and shall continue to be entitled to the benefit of Section 6.03 hereof, notwithstanding such termination).

          For purposes of this Section 7.01, the Trustee shall not be deemed to have knowledge of a Servicer Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact

                                    VII-3
such a Servicer Default is received at the notice address of the Trustee provided herein and such notice references the Certificates, the Seller, the Depositor, the Trust or this Agreement.

          For purposes of this Section 7.01, any consent or determination by the Certificate Insurer shall be replaced by consent or determination of the Majority Certificateholders if a Certificate Insurer Default has occurred and is continuing.

          (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Servicer on behalf of Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Servicer on behalf of Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

          SECTION 7.02.  Trustee to Act; Appointment of Successor.

          On and after the day the Servicer receives a notice of termination pursuant to Section 7.01 or on and after the day the Servicer becomes ineligible to act as Servicer due to an inability to meet the eligibility requirements of Section 6.07, and unless a successor Servicer other than the Trustee has been appointed pursuant to Section 3.26 hereof, the Trustee shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement (until replaced by the Certificate Insurer) and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Servicer (except for any representations or warranties of the Servicer and any obligation to repurchase a Mortgage Loan for any reason hereunder) by the terms and provisions hereof, including, without limitation, the Servicer's obligations to make Delinquency Advances pursuant to Section 4.06 (but only to the extent that it determines that such Delinquency Advance would not be a Nonrecoverable Delinquency Advance) and payments of Prepayment Interest Shortfalls pursuant to Section 3.23 (including, if the Servicer was terminated in connection with an Event of Default described in Section 7.01(a)(vii), the Delinquency Advance(s) and/or Prepayment Interest Shortfalls not made by the Servicer which resulted in such termination); provided, however, that if the Trustee is prohibited by
                   --------  -------
law or regulation (as evidenced by an Independent Opinion of Counsel) from obligating itself to make advances regarding delinquent Mortgage Loans, then the Trustee shall not be obligated to make Delinquency Advances or payments in respect of Prepayment Interest Shortfalls; and provided, further, that any
                                                  --------  -------
failure to perform such duties or responsibilities caused by the

                                    VII-4

Servicer's failure to provide the documents and records required by Section
7.01 shall not be considered a default by the Trustee as successor to the Servicer hereunder.

          Notwithstanding the above, if the Trustee shall be unable to so act as successor Servicer or if the Trustee is prohibited by law from making advances regarding delinquent Mortgage Loans or making payments in respect of Prepayment Interest Shortfalls, and in such event that the procedures described in Section 3.26 have not commenced within a reasonable period of time, then the Trustee shall petition a court of competent jurisdiction to appoint, as the successor to the Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer under this Agreement, any established mortgage loan servicing institution qualified to service mortgage loans such as the Mortgage Loans which meets the eligibility requirements of Section 6.07 hereof.

          In connection with such appointment made by such court, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided,
                                                                 --------
however, that no such compensation shall be in excess of that permitted the
- -------
Servicer as such hereunder. The Seller, the Certificate Insurer, the Trustee, and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Upon a successor Servicer's acceptance of its appointment by such court, the Trustee shall notify in writing the Seller, each Certificateholder, the Depositor, the Certificate Insurer and each Rating Agency of such appointment.

          No appointment of a successor to the Servicer under this Agreement shall be effective until the assumption by the successor to the Servicer of all the responsibilities, duties and liabilities hereunder, except as otherwise provided herein.

          Any successor to the Servicer, other than a successor appointed by a court of competent jurisdiction upon the petition of the Trustee, shall be entitled to receive, as compensation therefor, the Servicing Fee, calculated at a servicing fee rate to be agreed upon at the time between such successor and the Seller (it being acknowledged that the Trustee as Successor Servicer shall be entitled to the Servicing Fee Rate provided for herein), but not in excess of the Servicing Fee Rate, and all funds relating to the Mortgage Loans which the Servicer would have been entitled to if the Servicer had continued to act hereunder, subject to the obligation to pay any Make-Whole Amounts pursuant to Section 3.17.

                                    VII-5

          The successor Servicer (other than the Trustee) shall be solely liable for any costs and expenses associated with the transfer of servicing to such successor Servicer.

          SECTION 7.03.  Notification to Mortgagors and Certificateholders.

          (a) Upon any such termination pursuant to Section 7.02 above or appointment of a successor to the Servicer, the Trustee shall, at the expense of the Servicer, give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Mortgagor at their respective addresses appearing in the Mortgage Loan Schedule.

          (b) Within three Business Days after the occurrence of any event which constitutes or which, with notice or lapse of time or both, would constitute a Servicer Default, the Trustee shall transmit by mail, at the expense of the Servicer, to all Holders of Certificates and the Certificate Insurer, notice of any Servicer Default actually known to a Responsible Officer of the Trustee.

          SECTION 7.04.  Additional Remedies of Trustee Upon Servicer
                         Defaults.

          Upon any Servicer Default, the Trustee shall have the right to the extent consistent with the rights reserved to the Certificate Insurer hereunder, in its own name and as Trustee, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). No remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Servicer Default.

          SECTION 7.05.  Waiver of Servicer Defaults.

          The Certificate Insurer, and subject to the consent of the Trustee, which consent may not be unreasonably withheld, may waive any Servicer Default and its consequences, except that if a default in the making of any required deposit to the Collection Account or the Certificate Account that would result in a failure of the Trustee to make any required distribution on the Certificates may be waived only by all of the Certificateholders.
Upon any waiver of a past Servicer Default, such Servicer Default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have

                                    VII-6
been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other Servicer Default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to each Rating Agency and to all Certificateholders.

                                    VII-7

                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

          SECTION 8.01.  Duties of Trustee.

          The Trustee, prior to the occurrence of a Servicer Default and after the curing of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. During a Servicer Default, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form specified in this Agreement.

          The Trustee may, in accordance with its duties hereunder, do all things necessary and proper as may be required in connection with any secondary mortgage licensing laws and similar requirements, including, but not limited, to consenting to jurisdiction, and the appointment of agents for service of process, in jurisdictions in which the Mortgaged Properties are located.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:
                                              --------  -------

          (i) Prior to the occurrence of a Servicer Default, and after the curing of all such Servicer Defaults which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions contained therein (including, but not limited to, Servicer Information), upon any certificates or opinions furnished to the Trustee that are in the form specified in this Agreement;

         (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

        (iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificate Insurer or the Majority Certificateholders issued to the Trustee pursuant to Section 8.13 hereof.

     The Trustee shall, upon receipt of the request substantially in the form of Exhibit O attached hereto, prepare, issue and forward to the Servicer checks for refunds and expenses indicated on such request.

          SECTION 8.02.  Certain Matters Affecting the Trustee.

          (a)  Except as otherwise provided in Section 8.01:

          (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document (including, but not limited to, Servicer Information) reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

        (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby (provided that an unsecured letter of indemnity in a form reasonably satisfactory to the Trustee from a Holder which is an insurance company having long-term unsecured debt which is rated at least investment grade (or having a comparable claim-paying ability rating) and having a minimum net worth of $100,000,000 shall satisfy

                                    VIII-2
     such requirement); nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of a Servicer Default of which the Trustee has actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

         (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) Prior to the occurrence of a Servicer Default hereunder and after the curing of all Servicer Defaults which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Certificate Insurer or by the Majority Certificateholders; provided, however, that if
                                                    --------  -------
     the payment of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity (provided that an unsecured letter of indemnity in a form reasonably satisfactory to the Trustee from a Holder which is an insurance company having long-term unsecured debt which is rated at least investment grade (or having a comparable claim-paying ability rating) and having a minimum net worth of $100,000,000 shall satisfy such requirement) against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand;

         (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

        (vii) The Trustee shall not be personally liable for any loss resulting from the investment of funds at the direction of the Servicer or the Seller held in any Account; provided, however, that the Trustee
                                     --------  -------
     shall be personally liable on any investment on which it is the obligor.

                                    VIII-3

          (b) Following the Closing Date, and except as otherwise provided in this Agreement, the Trustee shall not knowingly accept any contribution of assets to the Trust unless it shall have been provided with an Opinion of Counsel at the expense of the party delivering such assets acceptable to it and the Certificate Insurer to the effect that the inclusion of such assets in the REMIC Trust will not cause the REMIC Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

          (c) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

          SECTION 8.03.  Trustee Not Liable for Certificates or Mortgage
                         Loans.

          The recitals contained herein and in the Certificates (other than the signature on the Certificates) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or suffi-ciency of this Agreement or of the Certificates (other than the signature of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Seller, the Depositor, the Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller, the Depositor or the Servicer in respect of the Mortgage Loans or for the use or application of any funds deposited in or withdrawn from the Collection Account by the Servicer.

          SECTION 8.04.  Trustee May Own Certificates.

          The Trustee in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

          SECTION 8.05.  Expenses of Trustee.

          The Trustee's Fee shall be paid as described in Section 4.04. In addition, the Seller covenants and agrees to pay or reimburse the Trustee, upon request, all reasonable expenses, disbursements and advances incurred or made by the Trustee, and any director, officer, employee or agent acting for and on behalf of the Trustee, in accordance with any of

                                    VIII-4
the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, whether or not such expenses are incurred in connection with any Opinion of Counsel acquired or permitted to be obtained by the Trustee) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Seller and held harmless against any loss, liability or expense incurred in connection with or relating to this Agreement or the Certificates, or the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder; provided that (i) with respect to any such loss, liability
                  --------
or expense, the Trustee shall have given to the Seller, the Depositor, the Servicer, the Certificate Insurer and the Certificateholders written notice thereof promptly after the Trustee shall have knowledge thereof and (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Certificate Insurer in preparing such defense.
Such indemnity shall survive the termination or discharge of this Agreement and the resignation or removal of the Trustee.

          SECTION 8.06.  Trustee Eligibility Requirements.

          The Trustee hereunder shall at all times be a corporation or a state-chartered or national bank acceptable to the Certificate Insurer, which is not an affiliate of the Seller or the Servicer, organized and doing business under the laws of any state (or the District of Columbia) or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state authority. Any Trustee shall at all times have ratings assigned to its long-term, unsecured debt obligations of at least "A" by S&P and "A2" by Moody's. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. In case at any time any Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section
8.07. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Seller and the Servicer and the respective affiliates.

                                    VIII-5

          SECTION 8.07.  Resignation and Removal of the Trustee.

          The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Seller, the Depositor, the Certificate Insurer, the Servicer and to all Certificate-holders. Upon receiving such notice of any such resignation, the Servicer shall select a successor Trustee and shall present such party to the Certificate Insurer and the Majority Certificateholders and upon their joint approval such party shall promptly be appointed successor trustee by written instrument, in duplicate, which instrument shall be delivered to the resign-ing Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, the Certificate Insurer and the Seller by the Servicer. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer shall solicit and present to the Certificate Insurer and the Majority Certificateholders and upon their joint written approval, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, the Certificate Insurer and the Seller by the Servicer.

          The Majority Certificateholders may, with the written consent of the Certificate Insurer (which shall only be required if no Certificate Insurer Default has occurred and is continuing), at any time remove the Trustee and appoint a successor by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly author-ized, one complete set of which instruments shall be delivered to the Seller, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders, the Certificate Insurer, the Servicer and the Seller by the Trustee.

          Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until

                                    VIII-6
acceptance of appointment by the successor trustee as provided in Section
8.08.

          Notwithstanding anything to the contrary contained herein, so long as no Certificate Insurer Default exists and is continuing, the Trustee may not be removed by the Certificateholders without the prior written consent of the Certificate Insurer, which consent shall not be unreasonably withheld.

           SECTION 8.08. Successor Trustee.

          Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Certificateholders, the Certificate Insurer, the Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a custodian, which shall become the agent of any successor trustee hereunder), and the Seller, the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

          No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

          Upon acceptance of appointment by a successor trustee as provided in this Section, the predecessor trustee shall mail notice of the succession of such trustee hereunder to each Holder of Certificates at their respective addresses as shown in the Certificate Register and to each Rating Agency.
If the predecessor trustee fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the resigning trustee.

          Notwithstanding anything to the contrary contained herein, so long as no Certificate Insurer Default exists, the appointment of any successor trustee pursuant to any provision of this Agreement will be subject to the prior written consent of the Certificate Insurer.

                                    VIII-7

          The Trustee shall not be liable for the acts or omissions to act of any successor Trustee appointed hereunder.

          SECTION 8.09.  Merger or Consolidation of Trustee.

          Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

          SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee.

          Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or property securing the same may at the time be located, the Trustee with the consent of the Certificate Insurer shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Seller and the Trustee may consider necessary or desirable. If the Trustee shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Certificate Insurer shall have the power to make such appointment. Subject to the Certificate Insurer's prior approval, no co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

          In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations

                                    VIII-8

(including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 8.11.  Trustee Records.

          The Trustee shall afford the Seller, the Servicer, the Certificate Insurer and each Certificateholder upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties, such inspection to take place at 311 West Monroe Street, 12th Floor, Chicago, Illinois 60606 or such other place as designated by the Trustee. Upon request, the Trustee shall furnish the Servicer, the Certificate Insurer and any requesting Certificateholder with its most recent financial statements. The Trustee shall cooperate fully with the Seller, the Servicer, the Certificate Insurer and such Certificateholder and shall make available to the Seller, the Servicer, the Certificate Insurer and such Certificateholder for review and copying such books, documents or records as may be requested with respect to the Trustee's duties hereunder. The Seller, the Servicer, the Certificate Insurer and the Certificateholders shall not have any responsibility or liability for any action or failure to act

                                    VIII-9
by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

          SECTION 8.12.  Appointment of Office or Agency.

          The Trustee designates its office at 77 Water Street, New York, New York 10005 as its agency in the City of New York where the Certificates may be surrendered for registration of transfer or exchange, and presented for final distribution. The Trustee designates its offices at 311 West Monroe Street, 12th Floor, Chicago, Illinois 60606, as the office at which notices and demands to or upon the Trustee in respect of the Certificates may be served and will notify the Certificate Insurer and the Certificateholders of any change in the location of such office or agency.

          SECTION 8.13. Exercise of Trustee Powers by Certificate Insurer and Certificateholders.

          Subject to the provisions of this Article VIII, the Certificate Insurer, or the Majority Certificateholders with the consent of the Certificate Insurer, which consent may not be unreasonably withheld (provided
                                                                     --------
that such consent of the Certificate Insurer shall not be required if a Certificate Insurer Default has occurred and is continuing), may direct the time, method and place of conducting any proceeding relating to the Trust or the Certificates or for any remedy available to the Trustee in its capacity as Trustee (and not in its individual capacity) with respect to the Certificates or exercising any trust or power conferred on the Trustee with respect to the Certificates of the Trust (except that if a Certificate Insurer Default has occurred and is continuing then the direction of the Majority Certificateholders shall control and the Certificate Insurer shall have no right to act) provided that:
                      -------------

                    (i) such direction shall not be in conflict with any rule of law or with this Agreement; and

                   (ii) the Trustee shall have been provided with indemnity satisfactory to it (provided that an unsecured letter of indemnity in a form reasonably satisfactory to the Trustee from a Holder which is an insurance company having long-term unsecured debt which is rated at least investment grade (or having a comparable claim-paying ability rating) and having a minimum net worth of $100,000,000 shall satisfy such requirement).

                                    VIII-10

                                  ARTICLE IX

              CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER

          SECTION 9.01.  Certain Rights of the Certificate Insurer.

          By accepting its Certificate, each Holder of a Class A Certificate agrees that unless a Certificate Insurer Default exists, the Certificate Insurer shall have the following rights, without any consent of the Holders of Class A Certificates:

          (a) the right to direct foreclosures upon Mortgage Loans upon failure of the Servicer to do so for any reason, except that in the case of Section 3.15(b) hereof;

          (b) the right to require the Seller to repurchase or substitute for, or to require the Servicer to purchase, Mortgage Loans pursuant to
     Section 2.06;

          (c) the right to give notices of breach or to terminate the rights and obligations of the Servicer pursuant to Section 7.01;

          (d) the right to direct the actions of the Trustee during the continuance of a Servicer Default pursuant to Sections 7.01 and 7.02; and

          (e) the right to direct the Trustee to investigate certain matters pursuant to Section 8.02(a)(v).

          In addition, each Holder of a Class A Certificate agrees that, unless a Certificate Insurer Default exists, the right to remove the Trustee pursuant to Section 8.07 hereof may be exercised by the Majority
Certificateholders only with the prior written consent of the Certificate Insurer, which consent shall not be unreasonably withheld.

          SECTION 9.02. Trustee To Act Solely with Consent of the Certificate Insurer.

          (a) Unless a Certificate Insurer Default exists, the Trustee shall not:

               (i) terminate the rights and obligations of the Servicer as Servicer pursuant to Section 7.01 or consent to the resignation of the Servicer pursuant to Section 6.04;

              (ii) terminate any Sub-Servicing Agreements pursuant to Section 3.03;

             (iii) assume any Sub-Servicing Agreements pursuant to Section 3.06; or

              (iv) undertake any litigation pursuant to either Section 7.05 or 8.02(a)(iii);

without the prior written consent of the Certificate Insurer which consent shall not be unreasonably withheld.

          (b) Notwithstanding anything herein to the contrary, after the occurrence of a Servicer Default and until such time as all Servicer Defaults have been cured, no provision of this Agreement shall require the Trustee to take any action or omit to take any action at the request of the Certificate Insurer or any Certificateholder to the extent the Trustee believes in good faith such action or omission would cause the Trustee to violate any law or regulation applicable to it or to breach their respective obligations owed by it to the Certificateholders and to the Certificate Insurer, pursuant to this Agreement or otherwise.

          SECTION 9.03. Trust Estate and Accounts Held for Benefit of the Certificate Insurer and the Certificateholders.

          The Trustee shall hold the Trust Estate and the Mortgage Files, and shall maintain the Accounts, for the benefit of the Certificateholders and the Certificate Insurer and all references in this Agreement (including, without limitation, in Sections 2.02, 2.04, 3.10 and 4.04) and in the Certificates to the benefit of Holders of the Certificates shall be deemed to include the Certificate Insurer. The Trustee shall cooperate in all reasonable respects with any reasonable request by the Certificate Insurer or the Class A Certificateholders (when other than the Seller, the Servicer or any affiliate thereof), for action to preserve or enforce the respective rights and interests of the Certificate Insurer or the Class A Certificateholders (when other than the Seller, the Servicer or any affiliate thereof) under this Agreement and the Certificates.

          The Servicer hereby acknowledges and agrees that it shall service and administer the Mortgage Loans and any REO Properties for the benefit of the Certificateholders and for the benefit of the Certificate Insurer, and all references in this Agreement (including, without limitation, in Sections 3.01(b) and 3.10) to the benefit of or actions on behalf of the Certificateholders shall be deemed to include the Certificate Insurer.
Unless a Certificate Insurer Default exists, the Servicer shall not terminate any Sub-Servicing Agreements without cause or undertake any litigation pursuant to Section 3.12(c), without the prior written consent of the Certificate Insurer. Unless a Certificate Insurer Default exists, neither the Servicer nor the Seller shall undertake any litigation pursuant to Section 6.03 (other than litigation to enforce their respective rights hereunder) without the prior written consent of the Certificate Insurer.

          SECTION 9.04. Effect of Payments by the Certificate Insurer; Subrogation.

          Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on the Class A Certificates which is made with moneys received pursuant to the terms of the Policy shall not be considered payment of the Class A Certificates from the Trust Estate and shall not result in the payment of or the provision for the payment of the principal of or interest on the Class A Certificates within the meaning of
Section 4.04. The Seller, the Depositor, the Servicer and the Trustee acknowledge, and each Holder by its acceptance of a Class A Certificate agrees, that without the need for any further action on the part of the Certificate Insurer, the Seller, the Servicer or the Trustee, to the extent the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on the Class A Certificates to the Holders of such Certificates, the Certificate Insurer will be fully subrogated to the rights of such Holders to receive such principal and/or interest from the Trust Estate.

          The Trustee, the Depositor and the Servicer shall reasonably cooperate in all respects with any reasonable request by the Certificate Insurer or the Class A Certificateholders (when other than the Seller, the Servicer or any affiliate thereof) for action to preserve or enforce the respective rights or interests of the Certificate Insurer or the Class A Certificateholders under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

          SECTION 9.05.  Notices to the Certificate Insurer.

          All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to the Certificateholders and, if not otherwise required to be sent to the Certificate Insurer, shall also be sent to the Certificate Insurer.

          SECTION 9.06.  Third-Party Beneficiary.

          The Certificate Insurer shall be a third-party beneficiary of this Agreement, entitled to enforce the provisions hereof as if a party hereto.

                                  ARTICLE X

                                 TERMINATION

          SECTION 10.01. Termination.

          (a) Subject to Section 10.02, this Agreement shall terminate upon notice to the Trustee of either: (i) the later of the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Certificate Insurer and the Trustee or (ii) mutual consent of the Servicer, the Seller, the Certificate Insurer, each and all Certificateholders in writing; provided, however, that in no event shall the Trust established by
         --------  -------
this Agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of John D. Rockefeller, Sr., the late President of Standard Oil Corporation, alive as of the date hereof.

          (b) Subject to Section 10.02, the Majority Class R Certificateholders may, at their option, terminate this Agreement on any Distribution Date following the date on which the aggregate Loan Balance of the Mortgage Loans is less than 10% of the original Class A Certificate Principal Balance by purchasing, on the Servicer Remittance Date preceding such Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the sum of (x) the greater of (i) 100% of the Loan Balance of each outstanding Mortgage Loan and each REO Property as of the last day of the preceding Due Period, and (ii) the fair market value (disregarding accrued interest) of the Mortgage Loans and REO Properties, determined as the average of three written bids (copies of which shall be delivered to the Trustee, the Certificate Insurer and the Servicer) made by nationally recognized dealers, (y) 30 days' interest thereon at a rate equal to the Mortgage Rate, (z) the aggregate amount of (i) all unreimbursed Delinquency Advances, (ii) all unreimbursed Servicing Advances relating, in the case of unreimbursed Servicing Advances, only to the Mortgage Loans and REO Properties then held as part of the Trust Estate, (iii) any accrued and unpaid Servicing Fees and (iv) the Reimbursement Amount (the "Termination Price").

          (c) Subject to Section 10.02, the Servicer (and if Cityscape is removed as Servicer, the Certificate Insurer) may, at its option, terminate this Agreement on any Distribution Date following the date on which the aggregate Loan Balance of the Mortgage Loans is less than 5% of the original Class A Certificate Principal Balance by purchasing, on the Servicer Remittance Date preceding such Distribution

Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the Termination Price.

          (d) In connection with any such purchase pursuant to either paragraph (b) or (c) above, the Servicer shall deposit in the Certificate Account all amounts then on deposit in the Collection Account (less amounts permitted to be withdrawn by the Servicer pursuant to Section 3.11), which deposit shall be deemed to have occurred immediately preceding such purchase.

          Any such purchase shall be accomplished by the deposit of the Termination Price into the Certificate Account on the applicable Servicer Remittance Date, which amount shall be applied to the distributions to be made on the Distribution Date immediately following such Servicer Remittance Date. Upon such deposit of the Termination Price, the Trustee shall pay the Servicer the amount described in clause (z) of the definition of "Termination Price" from the amounts on deposit in the Certificate Amount.

          (e) In connection with any such purchase pursuant to either paragraph (b) or (c) above, the party or parties effecting such purchase shall (i) at their or its own expense, provide to the Trustee an Opinion of Counsel experienced in federal income tax matters in form and substance satisfactory to the Trustee to the effect that such purchase constitutes a "Qualified Liquidation", as such term is defined in the REMIC Provisions of the REMIC Trust and (ii) shall give the Trustee, the Certificate Insurer and the Servicer (if the purchaser is not the Servicer) at least 60 days prior written notice of their or its intent to exercise such option. The Class R Certificateholders and the Servicer shall at the time discuss future servicing arrangements for the Mortgage Loans.

          (f) Notice of any termination, specifying the Distribution Date upon which the Trust will terminate shall, after the Trustee's receipt any such notice, be given promptly by the Trustee by letter to the Certificateholders by first class mail or overnight delivery during the month of such final distribution two Business Days after the Determination Date in such month, specifying (i) the Distribution Date upon which final payment of the Certificates will be made and (ii) the amount of any such final payment.

          (g) In the event that not all of the Class R Certificateholders pay the Termination Price, the non-purchasing Class R Certificateholder shall not be entitled to, and the Trustee shall not distribute to such non-purchasing Class R Certificateholder, any of the remaining Mortgage Loans, REO Properties or Mortgage files, or any amount in excess of the amount such Class R Certificateholder would have been entitled to receive on such Distribution Date had such termination not occurred.

          (h) Each Holder is required, and hereby agrees, to return to the Trustee any Certificate with respect to which the Trustee has made the final distribution due thereon. Any such Certificate as to which the Trustee has made the final distribution thereon shall be deemed canceled and shall no longer be outstanding for any purpose of this Agreement, whether or not such Certificate is ever returned to the Trustee.

          (i) In the event that any amount due to any Class A Certificateholder remains unclaimed, the Trustee shall, at its expense, use its best efforts to contact each such Class A Certificateholder by mail or telephone and if such efforts fail shall cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed. Such funds shall remain uninvested and shall not accrue any interest. If, within two years after such publication, such amount remains unclaimed, the party or parties effecting the purchase pursuant to either clause (b) or (c) above shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds, and the Certificateholders shall look to such party for payment.

          (j) Following any purchase by the party or parties effecting the purchase pursuant to either clause (b) or (c) above, the Trustee shall promptly release to such party or parties the Mortgage Files for the remain-ing Mortgage Loans, and the Trustee shall execute all assignments, endorse-ments and other instruments necessary to effectuate such transfer as are furnished by such party or parties.

          (k) The Trustee shall return the Policy to the Certificate Insurer no later than five Business Days following the termination of this Agreement.

          SECTION 10.02. Additional Termination Requirements.

          (a)  In the event the purchase of the Mortgage Loans provided in
Section 10.01 occurs, the Trust shall be terminated in accordance with the following additional requirements, unless the party or parties effecting such purchase obtains at its or their own expense and delivers or deliver to the Trustee and the Certificate Insurer, an Opinion of Counsel, addressed to the Seller, the Servicer, the Certificate Insurer and the Trustee to the effect that the failure of the REMIC Trust to comply with the requirements of this
Section 10.02 will not (x) result in the imposition of taxes on "prohibited transactions" of the REMIC Trust as defined in Section 860F of the Code or
(y) cause the REMIC

Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) Within 90 days prior to the time of the making of the final payment on the Certificates, the Trustee, on behalf the REMIC Trust shall adopt a plan of complete liquidation of the REMIC Trust, meeting the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder and shall specify the first day of such period in a statement attached to the REMIC Trust's final Tax Returns pursuant to Treasury Regulations Section 1.860F1;

         (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the time of making of the final payment on the Certificates, the Servicer, with the cooperation of the Trustee, shall conduct a sale of the assets of the Trust Estate (other than the Policy) to the purchasing party or parties for cash; and

        (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the purchasing party or parties all cash on hand in any Account not required to be paid to the Servicer, the Class A Certificateholders, or any other Person, and the Trust shall terminate at that time.

          (b) By their acceptance of Class R Certificates, the Holders thereof hereby agree to authorize the Trustee on behalf the REMIC Trust to adopt a plan of complete liquidation of the REMIC Trust, which authorization shall be binding upon all successor Class R Certificateholders.

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

          SECTION 11.01. Amendment.

          This Agreement may be amended from time to time by the Seller, the Depositor, the Servicer and the Trustee with the consent of the Certificate Insurer, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein or (iii) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, provided that any such action listed in clause (i) through (iii) above shall not, as evidenced by an Independent Opinion of Counsel delivered to the Servicer, the Certificate Insurer and the Trustee, adversely affect in any respect the interests of any Certificateholder.

          In addition, this Agreement may be amended from time to time by the Seller, the Depositor, the Servicer and the Trustee with the consent of the Certificate Insurer and with the consent of the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no
                                                  --------  -------
such amendment or waiver shall (x) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate, including any change in the definition of Specified Overcollateralized Amount, without the consent of the Holder of such Certificate, (y) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (x), without the consent of the Holders of Certificates of such Class evidencing at least 51% of the Voting Percentage of such Class, or (z) reduce the percentage of Voting Rights required by (y) without the consent of the Holders of all Certificates of such Class then outstanding.

          Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Independent Opinion of Counsel to the effect that such amendment will not result in the imposition of a tax on the REMIC Trust pursuant to the REMIC Provisions or cause the REMIC Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          Promptly after the execution of any such amendment the Trustee shall furnish, at the expense of the Person that requested the amendment if such Person is the Seller or Servicer, but in no event an expense of the Trustee, otherwise at the expense of the Trust, a copy of such amendment and the Opinion of Counsel referred to in the immediately preceding paragraph to the Servicer, the Certificate Insurer, each Certificateholder and each Rating Agency.

          It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment; instead it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

          SECTION 11.02. Recordation of Agreement; Counterparts.

          To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense, at the expense of the Trust, to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          SECTION 11.03. Limitation on Rights of Certificateholders.

          The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          Except as expressly provided for herein, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the

Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity (provided that an unsecured letter of indemnity in a form reasonably satisfactory to the Trustee from a Holder which is an insurance company having long-term unsecured debt which is rated at least investment grade (or having a comparable claim-paying ability rating) and having a minimum net worth of $100,000,000 shall satisfy such requirement) as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 11.04.  Governing Law; Jurisdiction.

          This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. With respect to any claim arising out of this Agreement each party irrevocably submits to the exclusive jurisdiction of the courts of the state of New York and the United States District Court located in the borough of Manhattan, city of New York, and each party irrevocable waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

          SECTION 11.05.  Notices.

          All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given (except as otherwise provided in Section 11.12 hereof) if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Seller and the Servicer, 565 Taxter Road, Elmsford, New York 10523-2300 (telecopy number (914) 592-7101), or such other address or telecopy number as may hereafter be furnished to the Depositor, the Certificate Insurer and the Trustee in writing by the Seller, (b) in the case of the Trustee, Harris Trust and Savings Bank, 311 West Monroe Street, 12th Floor, Chicago, Illinois 60606, Attention: Indenture Trust Administration (telecopy number (312) 461-
3525), or such other address or telecopy number as may hereafter be furnished to the Depositor, the Certificate Insurer, the Seller and the Servicer in writing by the Trustee, (c) in the case of the Depositor, Financial Assets Securities Corp., 600 Steamboat Road, Greenwich, Connecticut 06830,
Attention: General Counsel, (203) 625-6065 (telecopy number (203) 629-4571), or such other address or telecopy number as may be furnished to the Seller, the Servicer, the Trustee and the Certificate Insurer in writing by the Depositor, and (e) in the case of the Certificate Insurer, Financial Security Assurance, Inc., Attention: Surveillance Department, 350 Park Avenue, New York, New York, telephone number (212) 826-0100 (telecopy number (212) 888-
5278), or such other address or telecopy number as may hereafter be furnished to the Trustee, the Seller, the Depositor and the Servicer in writing by the Certificate Insurer. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Notice of any Servicer Default shall be given by telecopy and by certified mail. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above.

          SECTION 11.06. Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          SECTION 11.07. Article and Section References.

          All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

          SECTION 11.08. Notice to S&P and Moody's.

          (a) The Trustee and the Servicer shall each be obligated to use their best reasonable efforts promptly to provide notice to S&P and Moody's with respect to each of the following of which a Responsible Officer of the Trustee or Servicer, as the case may be, has actual knowledge:

          (i)  Any material change or amendment to this Agreement;

         (ii) The occurrence of any Servicer Default that has not been cured or waived;

        (iii)  The resignation or termination of the Servicer or the Trustee;

         (iv)  The final payment to Holders of the Certificates of any Class;

          (v)  Any change in the location of any Account; and

         (vi) Any event that would result in the inability of the Trustee to make advances regarding delinquent Mortgage Loans.

          (b) In addition, (i) the Trustee shall promptly furnish to each Rating Agency copies of the following:

          (A) Each annual report to Certificateholders described in Section 4.05; and

          (B)  Each Statement to Certificateholders described in Section
     4.05; and

(ii) the Servicer shall promptly furnish to each Rating Agency copies of the following:

          (C)  Each annual statement as to compliance described in Section
     3.19;

          (D) Each annual independent public accountants' servicing report described in Section 3.20;

          (E)  Each Collection Account Statement described in Section 3.18;
     and

          (F) Each notice delivered pursuant to Section 7.01(a) which relates to the fact that the Servicer has not made a Delinquency Advance.

          Any such notice pursuant to this Section 11.08 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to Moody's Investors Service, Inc., Pass-Through Monitoring Department, 99 Church Street, New York, New York 10007, Attention: Structured Finance Group; to Standard & Poor's Corporation, Ratings Group, 25 Broadway, 15th Floor, New York, New York 10004-1064, Attention: Mortgage Surveillance Group.

          SECTION 11.09. Further Assurances.

          Notwithstanding any other provision of this Agreement, neither the Certificate Insurer nor the Class A Certificateholders nor the Trustee shall have any obligation to consent to any amendment or modification of this Agreement unless it has been provided reasonable security or indemnity against its out-of-pocket expenses (including reasonable attorneys' fees) to be incurred in connection therewith. To the extent permitted by law, each of the Seller, the Trustee, and the Servicer agrees that it will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such further instruments as the Certificate Insurer may reasonably request to effectuate the intention of or facilitate the performance of this Agreement.

          SECTION 11.10. Benefits of Agreement.

          Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders, the Certificate Insurer and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

          SECTION 11.11.  Acts of Certificateholders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and such action shall become effective when such instrument or instruments are delivered to the Trustee, the Seller, the Servicer and the Certificate Insurer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

          (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Certificateholder shall bind every future Holder of such Certificate and the holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificates.

          SECTION 11.12.  Appointment of Tax Matters Person.

          The Holders of the Class R Certificates hereby appoint the Trustee to act, as their agent, as the Tax Matters Person for the REMIC Trust for all purposes of the Code. The Tax Matters Person will perform, or cause to be performed, such duties and take, or cause to be taken, such actions as are required to be performed or taken by the Tax Matters Person under the Code. The Holders of the Class R Certificates may hereafter appoint a different entity as their agent, or may appoint a Class R Certificateholder to be the Tax Matters Person for the REMIC Trust.

          IN WITNESS WHEREOF, the Seller, the Depositor, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                              FINANCIAL ASSET SECURITIES CORP.
                                as Depositor



                              By:
                                 ---------------------------
                                 Name:
                                 Title:


                              CITYSCAPE CORP.,
                                as Seller and Servicer



                              By:
                                 ---------------------------
                                 Name:
                                 Title: Authorized Signatory


                              HARRIS TRUST AND SAVINGS BANK,
                                as Trustee



                              By:
                                 ---------------------------
                                 Name:
                                 Title:

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )


          On the 27th day of June 1996 before me, a notary public in and for said State, personally appeared _______________________________ known to me to be an Authorized Signatory of Financial Asset Securities Corp., a Delaware corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   ---------------------------------------
                                               Notary Public

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF           )



          On the 27th day of June 1996 before me, a notary public in and for said State, personally appeared Robert Grosser known to me to be President of Cityscape Corp., a corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                   ___________________________
                                          Notary Public

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )


          On the 27th day of June 1996 before me, a notary public in and for said State, personally appeared E. Kay Liederman, known to me to be a Vice President of Harris Trust and Savings Bank, an Illinois Banking Corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   ---------------------------------------
                                               Notary Public

                                                                    EXHIBIT 2

                          (BROWN & WOOD LETTERHEAD)


                                   June 27, 1996



Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

          Re:  Financial Asset Securities Corp.
               Cityscape Home Equity Loan Trust, Series 1996-2
               Home Equity Loan Pass-Through Certificates
               -----------------------------------------------

Ladies and Gentlemen:

     We have acted as special counsel for you and Financial Asset Securities Corp. (the "Company") in connection with your purchase, pursuant to an Underwriting Agreement, dated June 25, 1996, between the Company and you, of Financial Asset Securities Corp., Cityscape Home Equity Loan Trust, Series 1996-2, Home Equity Loan Pass-Through Certificates, Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates (the "Offered Certificates"). The Offered Certificates are being issued together with the Class R Certificates pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 21, 1996, among the Company, as depositor, Cityscape Corp., as seller and as servicer, and Harris Trust and Savings Bank, as trustee. The Offered Certificates and the Class R Certificates are herein collectively referred to as the "Certificates".

     The Certificates represent the entire beneficial interest in a trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement. The Offered Certificates will evidence senior beneficial ownership interests in the Trust Fund, with the remaining beneficial ownership interest in the Trust Fund being evidenced by the Class R Certificates. The assets of the Trust Fund consist primarily of a pool of conventional, fixed-rate mortgage loans secured by first and second liens on one- to four-family residential properties and mixed-use properties.

     Unless otherwise indicated, all terms used herein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement.

     In arriving at the opinions expressed below, we have examined such documents and records as we deemed appropriate, including the following:

     1. Signed copy of the Registration Statement on Form S-3 (File No. 33-99018) filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), on November 6, 1995, as amended, and declared effective by the Commission on March 20, 1996 (such registration statement, as amended, being referred to herein as the "Registration Statement").

     2. The Prospectus relating to the Offered Certificates, dated March 20, 1996 (the "Basic Prospectus"), as supplemented by the Prospectus Supplement, dated June 25, 1996 (the "Prospectus Supplement"), each as filed with the Commission pursuant to Rule 424(b) under the 1933 Act (the Basic Prospectus, as supplemented by the Prospectus Supplement, the "Prospectus").

     3.  Signed copy of the Pooling and Servicing Agreement.

     In addition, we have made such investigations of such matters of law as we deemed appropriate as a basis for the opinions expressed below. Further, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the due authorization, execution and delivery of the Pooling and Servicing Agreement by the respective parties thereto (other than the Company).

     Based upon the foregoing, we are of the opinion that the Trust Fund will qualify as a "real estate mortgage investment conduit" ("REMIC") within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), the Offered Certificates will be treated as "regular interests" in the REMIC for purposes of Code Section 860G(a)(1), and the Class R Certificates will be treated as the "residual interest" in the REMIC for purposes of Code Section 860G(a)(2), assuming: (i) an election is made to treat the assets of the Trust Fund as a REMIC, (ii) compliance with the Pooling and Servicing Agreement and (iii) compliance with changes in the law, including any amendments to the Code or applicable regulations of the United States Treasury thereunder.

     In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America.

     We hereby consent to the filing of this letter as an exhibit to the Current Report on Form 8-K and to the references to this firm under the heading "Certain Material Federal Income Tax Consequences" in the Prospectus Supplement which is a part of the Registration Statement, without admitting that we are "experts" within the meaning of the Securities Act of 1933, as amended, or the Rules and Regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this exhibit.

                                        Very truly yours,

                                        /s/ BROWN & WOOD

                                      3